SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement

[  ] Confidential, or Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 ...............................................................................

         PLM Equipment Growth & Income Fund VII
         (Name of Registrant as Specified in its Charter)
 ...............................................................................

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:



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                             SOLICITATION STATEMENT

                          PLM FINANCIAL SERVICES, INC.

         This Solicitation Statement is being provided to the limited partners (the "Limited Partners") of PLM Equipment Growth & Income Fund VII, a California limited partnership ("Fund VII" or "Partnership") pursuant to a preliminary order, dated June 29, 1999 (the "Order"), of the United States District Court for the Southern District of Alabama (the "Court") issued in connection with the proposed equitable settlement (the "Equitable Settlement") of the class action litigation (the "Litigation") captioned Koch, et al. v. PLM International, Inc., et al. brought on behalf of the Limited Partners and other Unitholders who are not Limited Partners. The Litigation named as defendants PLM International, Inc., a Delaware corporation; PLM Financial Services, Inc., a Delaware corporation and the general partner of the Partnership (the "General Partner"); PLM Investment Management, Inc., a Delaware corporation ("IMI") and a subsidiary of the General Partner; and two other subsidiaries of the General Partner (collectively, the "Defendants"). Plaintiffs filed the Litigation on behalf of investors in this and other equipment partnerships managed by the General Partner and described in the documents that you are receiving along with this Solicitation Statement. Limited partners in two of such other partnerships are also receiving a Solicitation Statement virtually identical to this one. The proposed Equitable Settlement of the Litigation is part of a larger settlement, including a monetary settlement (the "Monetary Settlement"), that would resolve and settle all claims brought against the Defendants (the "Settlement").

         As part of the Equitable Settlement described in the accompanying documents, among other matters, the Amended and Restated Limited Partnership Agreement of the Partnership will be amended (the "Amendments") to: (a) extend the operating life of the Partnership for 3 years (the "Extension"); (b) allow the Partnership to repurchase (the "Repurchase") up to ten percent 10% of the outstanding limited partnership interests (the "Units") from Unitholders; (c) require IMI to defer a portion of its equipment management fee (the "Equipment Management Fee") pending the attainment of certain financial performance goals by the Partnership; and (d) increase by 20% the limitations on equipment acquisition and lease negotiation fees ("Front-End Fees") the General Partner can receive from the Partnership (the "Front-End Fee Increase"). Pursuant to the terms of the Equitable Settlement, the Amendments are also proposed for the limited partnership agreements of two other partnerships for which the General Partner acts as general partner, PLM Equipment Growth Fund V ("Fund V"), and PLM Equipment Growth Fund VI ("Fund VI"), each a California limited partnership. The Partnership, Fund V and Fund VI are collectively referred to as the "Partnerships", and the limited partnership agreements of the Partnerships are collectively referred to as the "Partnership Agreements". Identical amendments to the Partnership Agreements of Funds V and VI are also referred to as the "Amendments."

         CERTAIN  FACETS  OF  THE  AMENDMENTS   INVOLVE  RISKS  THAT  SHOULD  BE
CONSIDERED BY THE LIMITED PARTNERS. SEE "RISKS FACTORS" BEGINNING ON PAGE 9 OF THIS SOLICITATION STATEMENT.

         The Court's Order, among other matters: (a) certified for purposes of settlement two classes: (i) an Equitable Settlement Class consisting of all persons who were Unitholders in the Partnerships, as of the time of the Equitable Class Preliminary Approval Order, and their assigns and successors in interest (the "Equitable Class"), and (ii) a Monetary Settlement Class consisting generally of all persons that during the period May 23, 1989 and June 29, 1999 purchased, or received by way of transfer or assignment, units in any of the Partnerships, regardless of whether such persons currently hold units (the "Monetary Class"); and (b) preliminarily approved the Settlement pursuant to the Stipulation of Settlement (the "Settlement Stipulation") entered into by the General Partner and the other Defendants. The Settlement Stipulation generally provides for the settlement, discharge and release of all claims against Defendants in exchange for certain benefits to the two classes. The Settlement, consisting of the Monetary Settlement and the Equitable Settlement, is described in greater detail in the accompanying Notice of Proposed Monetary Settlement of Class Action, Settlement Hearing and Right to Appear ("Monetary Notice") and the Notice of Proposed Equitable Settlement of Class Action, Settlement Hearing and Right to Appear ("Equitable Notice").

         This Solicitation Statement provides information with respect to the Amendments, the predominant component of the Equitable Settlement.

         Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to final Court approval, unless Limited Partners holding 50% or more of the Units vote against one or more of the Amendments, the Partnership Agreement will be amended in accordance with the Amendments and the Partnership will participate in the Equitable Settlement. However, even if Limited Partners holding 50% or more of the Units do not vote against Amendments, the Court may still not approve the Amendments for this Partnership, in which case the Amendments will not be given effect and the Partnership will not participate in the Equitable Settlement.

         LIMITED PARTNERS THAT DO NOT WISH TO VOTE AGAINST THE AMENDMENTS SHOULD DO NOTHING; LIMITED PARTNERS WHO WISH TO VOTE AGAINST THE AMENDMENTS MAY DO SO BY FOLLOWING THE PROCEDURES DESCRIBED HEREIN. LIMITED PARTNERS WHO FAIL TO RETURN THE FORM FOR VOTING AGAINST THE AMENDMENTS WILL BE TREATED AS IF THEY HAD VOTED IN FAVOR OF THE AMENDMENTS.

         Approval of the Amendments for the Partnership is conditioned upon: (a) Limited Partners holding less than one-half of the Units voting against any or all of the Amendments; and (b) final Court approval of the Settlement after a fairness hearing (the "Fairness Hearing") that is scheduled for 10:30 a.m. on November 16, 1999 [TENTATIVE] at the United States Courthouse in Mobile, Alabama.

         This Solicitation Statement is dated _______ and is being mailed to Limited Partners on or about ________________, 1999.

THE GENERAL PARTNER RECOMMENDS THAT THE LIMITED PARTNERS NOT VOTE AGAINST THE AMENDMENTS. CLASS COUNSEL SUPPORTS THE PROPOSED EQUITABLE SETTLEMENT OF WHICH THE AMENDMENTS FORM AN INTEGRAL PART.

               ALL QUESTIONS AND INQUIRIES SHOULD BE DIRECTED TO:
                                Investor Services
                         PLM Investment Management, Inc.
                   One Market Street, Steuart Tower, Suite 800
                      San Francisco, California 94105-1301
                   Telephone: (800) 626-7549 or (415) 974-1399




                              CAUTIONARY STATEMENT

         CERTAIN STATEMENTS IN THIS SOLICITATION STATEMENT RELATE TO FUTURE EVENTS AND EXPECTATIONS, AND AS SUCH, CONSTITUTE WHAT ARE CALLED "FORWARD-LOOKING STATEMENTS." FOR PURPOSES OF THIS SOLICITATION STATEMENT AND LIMITED PARTNERS' RIGHT TO BE HEARD IN COURT REGARDING THE SETTLEMENT, ANY STATEMENTS CONTAINED IN THIS SOLICITATION STATEMENT THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITATION BY THE FOREGOING DESCRIPTION, THE WORDS "BELIEVES," "ANTICIPATES," "EXPECTS," "PROJECTS," "DETERMINED" AND SIMILAR EXPRESSIONS USED IN THIS SOLICITATION STATEMENT ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE PARTNERSHIP TO BE MATERIALLY DIFFERENT FROM HISTORICAL ACHIEVEMENTS OF THE PARTNERSHIP.

                                     SUMMARY

         THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS SOLICITATION STATEMENT.

         The Amendments are being proposed by the General Partner and supported by counsel for plaintiffs in the Litigation (the "Class Counsel") as an integral part of the proposed Equitable Settlement. Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to final Court approval, unless Limited Partners holding 50% or more of the Units vote against one or more of the Amendments by timely delivery of a vote against the Amendments in the form attached as Appendix A (a "Notice of Vote Against the Amendments," or "No Vote"), the Partnership Agreement will be so amended.

         In addition, the Court has scheduled the Fairness Hearing at which time: (a) members of the Equitable Class ("Equitable Class Members") who follow the procedures described in the Equitable Notice may appear before the Court and object to any aspect of the Settlement, including the Amendments, notwithstanding their failure to deliver a No Vote by ___________________, 1999 (the "No Vote Deadline"); (b) the General Partner will provide the Court with a tabulation of the number of Units held by Limited Partners in each Partnership that have voted against one or more of the Amendments; and (c) the Court may (i) not approve the Equitable Settlement in the event that Limited Partners of any of the Partnerships holding 50% or more of the Units vote against the Amendments
(ii) approve the Equitable Settlement as to one, two or all of the Partnerships so long as Limited Partners holding less than 50% of the Units of any such Partnership vote against the Amendments, or (iii) notwithstanding votes against the Amendments by Limited Partners holding less than 50% of the Units in each Partnership, still not approve the Settlement.

         If less than 50% of Units held by the Limited Partners vote against the Amendments and the Court approves the Equitable Settlement, the Amendments, in part will extend the operating life of the Partnership by 3 years (the "Extension Period"). During the Extension Period, the General Partner will be permitted to reinvest cash flow, surplus Partnership funds and retained proceeds in additional equipment, which the General Partner will endeavor to lease, and ultimately sell, consistent with the objectives of the Partnerships.

         For a portion of the Extension Period (1-1/2 years), IMI will defer receipt of 25% of the Equipment Management Fee it would otherwise be entitled to receive. IMI will be paid such fee by the Partnership only if the internal rate of return ("IRR") for the Partnership, as computed in accordance with the IRR protocol (agreed to by the parties to the Litigation and attached as an exhibit to the Settlement Stipulation (the "IRR Protocol")), from the beginning of the Extension Period through the measurement date, equals or exceeds the stipulated performance target described in the IRR Protocol for this purpose. See "IRR PROTOCOL, discussed below."

         For equipment acquisition and lease negotiation services to be provided to the Partnership during the Extension Period, including reinvestments of assets, the previous limitation on the Front-End Fees (including fees and expenses for such activities as the selection and acquisition of Equipment, and negotiation of equipment leases) that can be paid by the Partnership to the General Partner will be increased so that the General Partner can earn up to 20% more than previously permitted; finally, the Partnership will repurchase up to 10% of its Units at the price of 80% of the net asset value per Unit determined as of the end of the fiscal quarter immediately preceding the deadline for submission of a repurchase request ("Repurchase Request").

RISK FACTORS

         Limited Partners should carefully consider the matters disclosed under "RISK FACTORS", beginning on page 9, before deciding whether or not to vote against the Amendments. The following is a summary of the material risks and other effects of the Amendments.

         CHANGE IN LENGTH OF INVESTMENT. Each Limited Partner's investment will change from an equity interest in an entity (the Partnership) that originally was designed to sell its assets and distribute the proceeds prior to January 1, 2004 to an equity interest in an entity that will, consistent with its fiduciary duties, liquidate its equipment assets prior to January 1, 2007. As a result of the Amendments, it is anticipated that Unitholders will not receive distributions from sales of assets with respect to their Units until approximately 3 years later than would be the case otherwise.

         EFFECT OF THE REPURCHASE. In order to fund the Repurchase, the Partnerships may have to use cash which would otherwise be available for distributions to the Limited Partners or for reinvestment in equipment.

         IMPACT OF FRONT-END FEE INCREASE. Part of the Equitable Settlement includes increasing by 20% the previous limitation on Front-End Fees which can be paid by the Partnership to the General Partner. Any amounts paid to the General Partner as a result of the Front-End Fee increase will be unavailable for distributions to Unitholders or for reinvestment in equipment.

         CONFLICT OF INTEREST OF GENERAL PARTNER. The General Partner initiated and participated in the structuring of the Amendments and has certain conflicts of interest with respect to their effect, including the fact that the General Partner and its subsidiary, IMI, will earn fees for up to an additional 3 years: the limitation on certain of the fees (the Front-End Fees) will be increased by 20% over current limits. See "CONFLICTS OF INTEREST - Conflict of Interest of the General Partner."

         AFFIRMATIVE VOTE OF MAJORITY IN INTEREST NOT REQUIRED TO BIND ALL LIMITED PARTNERS. Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to final Court approval, the Amendments will be effective unless Limited Partners holding 50% or more of the Units vote against one or more of the Amendments. Under the Partnership Agreement, if the Amendments were not subject to a judicial determination and Court Order following the Fairness Hearing, the Amendments could be effected only by obtaining the affirmative approval of Limited Partners holding not less than a majority of the Units. See "VOTING PROCEDURES."

         CHANGE OF CONTROL. The IRR Protocol provides that, to the extent the applicable conditions have been met, the Deferred Management Fee and the Equitable Class Fee and Expense Award will be payable in a lump sum in the event the Limited Partners approve a roll-up transaction or more than 50% of the Units in any Partnership are tendered in response to a registered tender offer. Absent a roll-up or tender, such fees would be paid over time subject to the applicable conditions being met with funds available for distribution to the unit holders. These provisions could have the effect of deterring such transactions. See "IRR PROTOCOL."

         CONTINUING RISK FACTORS. See "RISK FACTORS - Ongoing Risks Relating to the Partnership" for a discussion of risks which are similar to those that were present at the time Limited Partners made their investments.

GENERAL PARTNER'S REASONS FOR RECOMMENDING THE AMENDMENTS

         The Amendments are being proposed by the General Partner in connection with the Settlement and pursuant to the Settlement Stipulation.

         The General Partner believes that the Extension Period will give it more flexibility to take advantage of market conditions. Liquidating the Funds as scheduled may cause the General Partner to sell certain assets prior to realizing the full economic benefit that may be available to the Funds.
Extending the operating lives of the Funds is likely to provide the General Partner with greater flexibility both to generate additional revenue from continuing to lease an asset and to determine when to sell an asset based on market conditions. In other words, the Extension Period will provide the General Partner with discretion to ride out cyclical markets, to hold or sell certain assets, to reinvest the proceeds of those assets and to make other investment decisions in an effort to improve the performance of the Funds. There can be no assurance, however, that the performance of the Funds during the Extension Period will achieve the anticipated benefits described in the Equitable Notice or that the equipment markets, looking forward, will support such results when the General Partner determines to sell assets. See "RISK FACTORS - Ongoing Risks Relating to the Partnership."

         The General Partner believes its recommendation in favor of the Amendments is also supported by: (a) the process of arm's length negotiation of the structure, terms and conditions of the Amendments with Class Counsel acting on behalf of the Equitable Class; (ii) the General Partner's knowledge that any amendments to the Partnership Agreement would necessarily entail obtaining preliminary and final approval by the Court of the Equitable Settlement, including the Amendments; and (iii) the opportunity for each Limited Partner both to vote against the Amendments and/or to object to the Settlement in Court as part of the Fairness Hearing. In addition, those holders of Units who are not Limited Partners will also have the opportunity to object to the Settlement as part of the Fairness Hearing. The General Partner's judgment, however, may be affected by the fact that it will derive financial benefits from the Amendments, and is thus subject to conflicts of interest. See "CONFLICTS OF INTEREST - Conflict of Interest of the General Partner."

VOTING PROCEDURES

         Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to final Court approval, the Partnership Agreement will be amended in accordance with the Amendments unless Limited Partners holding 50% or more of the Units vote against any or all of the Amendments. Limited Partners may vote against the Amendments by delivering a No Vote to the General Partner. Limited Partners may also object to any aspect of the Equitable Settlement, including the Amendments, at the Fairness Hearing by following the procedures set forth in the Equitable Notice which accompanies this Solicitation Statement. However, even if Limited Partners holding 50% or more of the Units do not vote against the Amendments, the Court may not approve the Settlement as to a particular Partnership, and then the Amendments will not be given effect and that Partnership will not participate in the Equitable Settlement.

         LIMITED PARTNERS WHO WISH TO VOTE AGAINST THE AMENDMENTS SHOULD RETURN A SIGNED NOTICE OF VOTE AGAINST THE AMENDMENTS (THE FORM OF WHICH IS ATTACHED AS APPENDIX A) TO GILARDI & CO., 1115 MAGNOLIA AVENUE, LARKSPUR, CALIFORNIA 94977, AS SOON AS POSSIBLE, BUT IN ANY EVENT, NO LATER THAN _____________, 1999, FOR THIS AND ANY OTHER PARTNERSHIP IN WHICH THEY HOLD UNITS. THE NOTICE OF VOTE AGAINST THE AMENDMENTS MUST CONTAIN THE NAME AND ADDRESS OF THE LIMITED PARTNER, AND THE NUMBER OF UNITS HELD BY THE LIMITED PARTNER.

         Limited Partners holding Units as of June 29, 1999 (the "Record Date"), have until 5:00 p.m. Pacific Time, on ____________, 1999, unless extended, to submit their Notice of Vote Against the Amendments (the "Voting Deadline").

         Limited Partners may withdraw or revoke their No Vote at any time prior to the Voting Deadline. See "VOTING PROCEDURES - Revocability of Notice of Vote Against the Amendments ."

         THE GENERAL PARTNER RECOMMENDS THAT LIMITED PARTNERS NOT VOTE AGAINST THE AMENDMENTS. CLASS COUNSEL SUPPORTS THE PROPOSED EQUITABLE SETTLEMENT OF WHICH THE AMENDMENTS FORM AN INTEGRAL PART. The General Partner and Class Counsel are subject to conflicts of interest with respect to the Amendments. See "CONFLICTS OF INTEREST -."

CONFLICTS OF INTEREST

         GENERAL PARTNER. The General Partner initiated and participated in the structuring of the Amendments and has conflicts of interest with respect to their effect. For a more complete discussion of the conflicts of interest of the General Partner with respect to the Amendments, see "CONFLICTS OF INTEREST - Conflict of Interest of the General Partner."

         CLASS COUNSEL. Limited Partners should consider that Class Counsel may be deemed to have a conflict of interest with respect to their support of the Equitable Settlement, of which the proposed Amendments form an integral part. In particular, the fees and expenses of Class Counsel, if approved by the Court, will be paid in part from the cash settlement pool provided by the Defendants pursuant to the Monetary Settlement. In addition, as part of the Equitable Settlement, Class Counsel will apply for an additional fee and expenses award from any Partnership participating in the Settlement. Any such fee and expense award will be an obligation of the Equitable Settlement Class Members. Defendants shall have no separate liability for the payment of any such fees and expense award. Such additional fees and expenses will be paid to Class Counsel, however, only if a Partnership's IRR during the Extension Period exceeds the stipulated performance target described in the IRR Protocol for this purpose. See "CONFLICTS OF INTEREST - Conflict of Interest of Class Counsel" and "IRR PROTOCOL."

                                  RISK FACTORS

         The Amendments involve certain risks and other adverse factors. Limited Partners are urged to read this Solicitation Statement carefully in its entirety, including all appendices and supplements hereto, and should consider carefully the following factors in determining whether to vote against one or more of the Amendments, as well as whether to object to the Settlement in Court as part of the Fairness Hearing scheduled for November 16, 1999.[TENTATIVE]

RISKS RELATING TO THE AMENDMENTS

         CHANGE IN LENGTH OF INVESTMENT. Each Limited Partner's investment will change from an equity interest in an entity (the Partnership) that originally was designed to sell its assets and distribute the proceeds prior to January 1, 2004 to an equity interest in an entity in which the General Partner will liquidate the Partnership's equipment assets prior to January 1, 2007, consistent with the General Partner's fiduciary duties to the Limited Partners. As a result of the Amendments, it is anticipated that Limited Partners will not receive distributions from the sales of assets with respect to their Units until approximately 3 years later than would be the case otherwise.

         EFFECT OF THE REPURCHASE. In order to fund the Repurchase, the Partnership may have to use cash which would otherwise be available for distributions to the Limited Partners or for reinvestment in equipment.

         IMPACT OF FRONT-END FEE INCREASE. Part of the Equitable Settlement includes increasing by 20% the limitation on equipment acquisition and lease negotiation fees which can be paid by the Partnership to the General Partner. Any amounts paid to the General Partner as a result of the Front-End Fee Increase will be unavailable for distributions to Limited Partners or for reinvestment in equipment. Furthermore, the aggregate amount of the Front-End Fee Increase could offset any benefits to the Partnership resulting from IMI deferring a portion of the Equipment Management Fee. During that part of the Extension Period when IMI defers receipt of a portion of the Equipment Management Fee, the Partnership will retain the deferred fees which it may reinvest in equipment or deposit in interest bearing accounts. The Partnership's return on those investments, or even the Partnership's savings if it does not pay IMI any of the deferred portion of the Equipment Management Fee (if IMI does not achieve the stipulated performance target) may be less than the amount of Front End Fees the Partnership may pay to the General Partner as a result of the increase in the limitation on those Fees.

         AFFIRMATIVE VOTE OF MAJORITY IN INTEREST NOT REQUIRED TO BIND ALL LIMITED PARTNERS. Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to the final Court approval, the Amendments will be effective unless Limited Partners holding 50% or more of the Units vote against one or more of the Amendments. If the Amendments were not subject to a judicial determination and Court Order following the Fairness Hearing, the Amendment could be effected only by obtaining the affirmative approval of Limited Partners holding of not less than a majority of the Units. See " VOTING PROCEDURES."

         CHANGE OF CONTROL. The IRR Protocol provides that, to the extent the applicable conditions have been met, the Deferred Management Fee and the Equitable Class Fee and Expense Award will be payable in a lump sum in the event the Limited Partners approve a roll-up transaction or more than 50% of the Units in any Partnership are tendered in response to a registered tender offer. Absent a roll-up or tender, such fees would be paid over time after the applicable conditions had been met with funds available for distribution to the unit holders. These provisions could have the effect of deterring such transactions. See "IRR PROTOCOL."

ONGOING RISKS RELATING TO THE PARTNERSHIPS

         The operation of the Partnership will continue to be subject to risks similar to those that were present at the time Limited Partners made their original investment, the most important ones of which are discussed below. Others are set forth in the Prospectus for the Partnership, copies of which are available from the General Partner.

         EQUIPMENT LEASING BUSINESS. The success of the Partnership during the Extension Period will depend, in part, upon the availability of equipment that fits within the investment objectives of the Partnership, the quality of the equipment, the timing of equipment purchases, the terms of any leases to which the equipment will be subject and the credit quality of the lessees. Equipment leasing is subject to the risk of technological and economic obsolescence and the risks associated with the inability to lease the equipment and the defaults of lessees. A Partnership may acquire items of equipment for which it does not have a lease commitment. There can be no assurance that there will be a demand for each item of equipment from a commercially acceptable lessee. Therefore, it is possible that items of equipment may be acquired which do not generate any rental revenues for a Partnership. Moreover, while the General Partner will investigate prospective lessees to ascertain whether they will be able to meet their obligations under proposed leases, there is no assurance that a lessee will actually meet its obligations under a lease.

         EQUIPMENT OPERATIONS. Equipment ownership and operation is a business and, like any business, is dependent upon maintaining acceptable levels of income and operating expense. The principal business risk associated with equipment ownership and operation is the possible inability to keep all the equipment under leases yielding revenues which, after payment of operating expenses, provide, together with any anticipated sale proceeds, a return acceptable to the equipment owner. The ability to achieve this result may be adversely affected by the economic and business factors to which the transportation industry in general, and the equipment leasing industry in particular, are subject. Most of these factors are beyond the control of the General Partner, IMI and the lessees of the equipment, and include: (a) general economic conditions such as inflation, fluctuations in general business conditions and availability of financing; (b) fluctuations in supply and demand for various types of equipment resulting from, among other things, obsolescence, changes in the methods or economics of a particular mode of transportation or changes in governmental regulations or safety standards; (c) increases in maintenance expenses, taxes, insurance costs and management fees attributable to the equipment, which cannot be offset by increased revenues from the equipment;
(d) the risk of an uninsured loss with respect to the equipment or an insured loss for which insurance proceeds are inadequate, resulting in a possible loss of invested capital in and any profits anticipated from such equipment; (e) the effects of strikes and other labor disputes on a Partnership's acquisition of equipment, the lessees of equipment and the transportation industry generally;
(f) bankruptcies, contract disputes or defaults in payment by lessees of the equipment resulting in uncollectible accounts; (g) the risk of foreign expropriation of, or damage to, equipment used on the high seas and in foreign countries, such as certain marine vessels, cargo containers, and aircraft; and
(h) loss of revenues during periods when the equipment is not being utilized.

         EQUIPMENT LEASES. Equipment leases may be categorized generally into two types: (a) short- and mid-term leases under which the lessor normally will receive aggregate rental payments in an amount that is less than the lessor's purchase price of the equipment ("Operating Leases") and (b) long-term leases under which the noncancellable rental payments due during the initial term of the lease are sufficient to recover the investment in such equipment and to provide a return on such investment ("Full Payout Net Leases"). It is presently contemplated that each Partnership will continue to invest primarily in equipment which will be subject to Operating Leases. Because Operating Leases are for terms insufficient to recover the purchase price of the subject equipment, in order to recover a Partnership's investment in such equipment, the Partnership will, on termination of an Operating Lease, either have to obtain a renewal from the original lessee, find a new lessee or sell the equipment. There can be no assurance that there will be demand for the equipment from commercially acceptable lessees on commercially acceptable terms or purchasers for the equipment at the termination of an Operating Lease. Failure to renew leases, to enter into subsequent leases or to sell the equipment after the expiration of the initial term of an Operating Lease may result in the loss of anticipated revenues and the inability to recover the Partnership's investment in the equipment. The risks associated with Operating Leases are magnified with respect to short-term Operating Leases. In connection with Operating Leases, the Partnership may encounter considerable competition from other lessors offering Full Payout Net Leases. While some lessees prefer the flexibility offered by a shorter term Operating Lease, other lessees prefer the longer term and lower rate possible with a Full Payout Net Lease. Competitors of the Partnership may write Full Payout Net Leases at lower rates, or larger competitors with a lower cost of capital may offer Operating Leases at lower rates, and as a result, assuming the same acquisition costs of equipment, a Partnership may be at a competitive disadvantage.

         CONSEQUENCES OF GOVERNMENT REGULATION. The use, maintenance and ownership of certain types of equipment are regulated by federal, state and/or local authorities which may impose restrictions and financial burdens on the Partnership's ownership and operation of equipment and, accordingly, affect the profitability of the Partnership. Changes in government regulations or industry standards, or deregulation, may also affect the ownership, operation and resale of equipment. In addition, certain types of equipment (such as railcars, aircraft and vessels) are subject to extensive safety and operating regulations by governmental agencies and/or industry organizations. Such agencies or organizations may require modifications or capital improvements to items of equipment which may result in the removal of such equipment from service for a period of time. If the Partnership, due to insufficient funds, was unable to make a required improvement or modification, it might be required to sell the affected item of equipment or to sell other items of equipment owned by it in order to obtain the necessary funds; in either event, the Partnership might sustain a loss on its investment in the items sold and might lose future revenues, and the Limited Partners might experience adverse tax consequences.

         RISK OF LOSS OF EQUIPMENT REGISTRATION. Aircraft and marine vessels which may be acquired by the Partnership are subject to certain registration requirements. Registration with the Federal Aviation Administration ("FAA") may be required for the operation of aircraft within the United States. Similarly, certain types of marine vessels must be registered with the United States Coast Guard prior to operation in the waterways of the United States and rolling stock and over-the-road vehicles may be subject to registration requirements. Failure to register or loss of such registration for these types of equipment could result in substantial penalties, the premature sale of such equipment and the inability to operate and lease such equipment.

         RESIDUAL VALUE OF EQUIPMENT. The ultimate cash return from an investment in Units (without giving effect to any tax savings) will depend in part upon the continuing value (either for sale or continued operation) of the equipment, which in turn depends on, among other factors, the condition of the equipment, the cost of comparable new equipment, the technological obsolescence of the equipment and supply and demand regarding the equipment. Some of these factors are not within the control of the General Partner.

INVESTMENT RISKS

         LIABILITY OF LIMITED PARTNERS. The principles of law governing the limitation of liability of limited partners in a limited partnership have not been authoritatively established as to partnerships organized under the laws of one jurisdiction but operating or owning property, incurring obligations, or having partners resident in other jurisdictions. The Partnership is governed by the California Revised Limited Partnership Act (the "Revised Act"), which provides that the exercise by limited partners of certain rights relating to the internal affairs or organization of a partnership (such as, for example, a right to vote on the removal of a general partner or on the dissolution of the partnership) does not have the effect of subjecting the limited partners to liability as general partners.

         A substantial number of states have adopted legislation which includes a section comparable to that provision of the Revised Act which provides that the laws of the state under which a foreign limited partnership is organized govern its organization and internal affairs and the liability of its partners. Accordingly, in such states, the limitation of liability of limited partners provided by the Revised Act should be respected. In those jurisdictions which have not adopted similar legislative provisions, the General Partner believes that strong arguments may be made in support of the conclusion that California law should govern as to the liability of limited partners and that neither the possession nor the exercise of such rights should affect the limited liability of limited partners; however, since there is no authoritative precedent on this issue, a question exists as to whether the exercise (or perhaps even the existence) of such rights might provide a basis for a court in such a jurisdiction to hold that the Limited Partners are not entitled to the limitation of liability provided by the Partnership Agreement and California law.

         RETURN OF DISTRIBUTIONS. In accordance with the Revised Act, Limited Partners will be obligated to return any distribution from the Partnership to the extent that, after giving effect to the distribution, all liabilities of the Partnership (other than nonrecourse liabilities and liabilities to Limited Partners on account of their interest in the Partnership) exceed the fair value of their assets (including, as to assets serving as security for nonrecourse liabilities, that portion of the fair value of such assets which exceeds the amount of such nonrecourse liabilities).

         LIMITED TRANSFERABILITY OF UNITS. The Units cannot be transferred without the consent of the General Partner which may be withheld in its absolute discretion. The General Partner intends to limit transfers so that they do not exceed the number of transfers permitted by one of the safe harbors available under IRS Notice 88-75 for the period prior to January 1, 2006, and the Treasury Regulations under Section 7704, thereafter, which were issued to furnish guidance regarding the publicly traded partnership rules of Section 7704 of the Internal Revenue Code. Generally, this safe harbor requires all nonexempt transfers and redemptions of Units in any calendar year not to exceed 5% (2% after December 31, 2005) of the outstanding interest in the capital or profits of a Partnership. Therefore, Unitholders may not be able to liquidate their investments in the event of an emergency. Moreover, the Units may not be readily acceptable as a collateral for a loan.

         RISKS OF JOINT INVESTMENTS. The Partnership may participate on a co-tenancy or partnership basis in investments in certain types of equipment, the purchase prices of which are substantial. The investment by a Partnership in a venture which owns equipment may, under certain circumstances, involve risks not otherwise present if the Partnership were the sole owner of the equipment, including, for example, risks associated with the possibility that the Partnership's co-investors might become bankrupt, that such co-investors may at any time have economic or business interests or goals which are inconsistent with those of the Partnership, or that such co-investor may be in a position to take action contrary to the instructions or the requests of the Partnership or contrary to the Partnership's policies or objectives. Among other things, actions by such a co-investor might have the result of subjecting equipment owned by the venture to liabilities in excess of those contemplated by the Partnership or might have other adverse consequences for the Partnership. Inasmuch as no one of the co-investors may control the venture, there will be a potential risk of impasse on decisions, including a proposed sale of the equipment, and, although it is anticipated that each co-investor (including the Partnership) will have a right of first refusal should one or more of the other co-investors desire to sell equipment owned by the venture, the Partnership may not have the resources to purchase such equipment.

         RELIANCE ON GENERAL PARTNER AND CONFLICTS OF INTEREST. All decisions with respect to management of the Partnership, including the determination as to which equipment to acquire, will continue to be made exclusively by the General Partner and its affiliates. The future success of the Partnership, to a large extent, will depend on the quality of its management, particularly as it relates to equipment acquisition, releasing and disposition. Limited Partners are not permitted to take part in the management of the Partnership. The interests of Limited Partners may be inconsistent in some respects with the interest of the General Partner and its affiliates.

TAX RISKS

         FEDERAL  TAX  CONSIDERATIONS  IN GENERAL.  A ruling  from the  Internal
Revenue Service has not been obtained, and the General Partner does not presently intend to apply for a ruling, with respect to any of the tax considerations associated with an investment in Units. It should be noted that the determination of items of Partnership income, gain, loss, deduction and credit will be made at the Partnership level rather than in separate proceedings with Unitholders, and Unitholders generally will be required to report Partnership items consistent with the Partnership's tax returns. Any adjustment to a tax return of the Partnership as a result of an audit by the Service would also result in adjustment to the tax returns of the Unitholders, and may result in an examination of other items in such returns unrelated to the Partnership, or an examination of prior years' tax returns. Unitholders could incur substantial legal and accounting costs in contesting any challenge by the Internal Revenue Service, regardless of the outcome. For any year in which the Partnership has income in excess of deductions, each Unitholder will be required to report his, her or its share of such income on his federal and state tax returns and will be responsible for the payment of taxes thereon. Such taxes might in some cases be greater than cash distributions received by the Unitholder from a Partnership for the year.

         PARTNERSHIP STATUS. The General Partner has not requested, and does no intend to request, a ruling from the Service that the Partnership will be treated as a partnership and not as an "association" taxable as a corporation. In the absence of a ruling, there can be no assurance that a Partnership will not constitute an association taxable as a corporation. In this regard, the Service may successfully contend that the Partnership should be treated as a "publicly traded partnership" ("PTP") that is treated as a corporation for federal income tax purposes rather than as a partnership. In such event, substantially all of the possible tax benefits (primarily non-taxation of the Partnership and a passthrough to investors of all income and losses) of an investment in the Partnership could be eliminated. If the Partnership were treated as a PTP, the following results would occur: (a) the Partnership would be taxed at income tax rates applicable to corporations; (b) distributions to the Unitholders would be taxable to them as dividend income to the extent of current and accumulated earnings and profits. In order to minimize the possibility of PTP treatment for the Partnership, the Partnership Agreement provides for restrictions on transfers of Units by incorporating certain "safe harbor" tests specified in the applicable tax authorities.

         PARTNERSHIP ALLOCATIONS. If the allocations of Partnership profit and loss to the Unitholders made pursuant to the Partnership Agreement are successfully challenged by the Internal Revenue Service, Unitholders may be required to recognize additional taxable income without any corresponding increase in distributions of cash from the Partnership.

         PASSIVE  ACTIVITY  LOSS  LIMITATIONS.   Unitholders  may  not  be  able
currently to deduct Partnership tax losses as a result of limitations on the current utilization of passive activity losses.

         SALE OR OTHER DISPOSITION OF EQUIPMENT OR UNITS-- TAX LIABILITY. A sale or other disposition of equipment or the disposition of a Unitholder's interest in the Partnership may result in a tax liability to the Unitholder in excess of any cash proceeds received by such Unitholder. To the extent a Unitholder's federal tax liabilities exceed cash proceeds, such excess would be a nondeductible cost to such Unitholder.

         RELIANCE ON EXISTING LAW. Tax benefits associated with an investment in Units could be lost and/or substantial tax liabilities incurred by reason of changes in the tax laws. There is no assurance that changes in the interpretation of applicable tax laws will not be made by administrative or judicial action which will adversely affect the tax consequences of an investment in Units. Administrative or judicial changes may or may not be retroactive with respect to transactions entered into prior to the date on which they occur. Periodic consultations with an investor's professional advisor may be necessary given the possibility of such changes.

CONFLICTS OF INTEREST

         CONFLICT OF INTEREST OF GENERAL PARTNER. The General Partner initiated and participated in the structuring of the Amendments and has conflicts of interest with respect to their effect. As part of the Amendments, the limitation on Front-End Fees that can be paid to the General Partner by the Partnership will be increased by 20% so that the General Partner can earn such fees up to 20% in excess of the Statement of Policy of the North American Securities Administrators Association, Inc. during the Extension Period. As a result of the Extension, the General Partner will earn Front-End Fees for up to 3 additional years; during the period 1996 through 1998 the Partnership paid the General Partner on average Front-End Fees of $879,653 per year. Furthermore, IMI, a Defendant and subsidiary of the General Partner, will earn Equipment Management Fees for an additional 3 years. During the period 1996 through 1998 the Partnership paid IMI on average equipment management fees of $1,224,749 per year. See "CONFLICTS OF INTEREST - Conflict of Interest of Class Counsel" and "IRR PROTOCOL," full fuller discussion.

         CLASS COUNSEL. In assessing Class Counsel's support of the Equitable Settlement of which the proposed Amendments form an integral part, Limited Partners should consider that Class Counsel may be deemed to have a conflict of interest with respect to such support. In particular, the fees and expenses of Class Counsel, if approved by the Court, will be paid in part from the cash settlement fund provided by the Defendants pursuant to the Monetary Settlement. In addition, as part of the Equitable Settlement, Class Counsel will apply for an additional fee and expense award from the Partnership participating in the Settlement. Any such fee and expense award will be an obligation of the Equitable Settlement Class Members. Defendants shall have no separate liability for the payment of any such fees and expense award. See "CONFLICTS OF INTEREST - Conflict of Interest of Class Counsel" and "IRR PROTOCOL."

                        THE SETTLEMENT AND THE AMENDMENTS

DESCRIPTION OF THE LITIGATION

         PLM International, Inc., IMI, the General Partner and two subsidiaries of the General Partner are named as defendants in the Litigation, a lawsuit filed as a purported class action on January 22, 1997 in the Circuit Court of Mobile County, Mobile, Alabama, Case No. CV-97-251). Plaintiffs, who filed the complaint on their own and on behalf of all class members similarly situated, are six individuals who invested in the Partnerships, for which the General Partner acts as the general partner. The complaint asserts eight causes of action against all Defendants, as follows: fraud and deceit, suppression, negligent misrepresentation and suppression, intentional breach of fiduciary duty, negligent breach of fiduciary duty, unjust enrichment, conversion, and conspiracy. Additionally, plaintiffs allege a cause of action against PLM Securities Corp. for breach of third party beneficiary contracts in violation of the National Association of Securities Dealers rules of fair practice. Plaintiffs allege that each Defendant owed plaintiffs and the class certain duties due to their status as fiduciaries, financial advisors, agents, and control persons. Based on these duties, plaintiffs assert liability against Defendants for improper sales and marketing practices, mismanagement of the Partnerships, and concealing such mismanagement from investors in the Partnerships. Plaintiffs seek unspecified compensatory and recissory damages, as well as punitive damages, and have offered to tender their limited partnership units back to the defendants.

         In March 1997, the Defendants removed the Litigation from the state court to the United States District Court for the Southern District of Alabama, Southern Division (Civil Action No. 97-0177-BH-C) based on the Court's diversity jurisdiction, following which plaintiffs filed a motion to remand the action back to the Alabama state court. Removal of the action to federal court automatically nullified the Alabama state court's EX PARTE certification of the class. In September 1997, the Court denied plaintiffs' motion to remand the action to Alabama state court and dismissed without prejudice the individuals claims of the California plaintiff, reasoning that he had been fraudulently joined as a plaintiff. In October 1997, Defendants filed a motion to compel arbitration of plaintiffs' claims, based on an agreement to arbitrate contained in the Partnership Agreement of each Partnership, and to stay further proceedings pending the outcome of such arbitration. Notwithstanding plaintiffs' opposition, the Court granted Defendants' motion in December 1997.

         On June 5, 1997, the Defendants were named as defendants in another purported class action filed in the San Francisco Superior Court, San Francisco, California, Case No. 987062 (the "Romei Action"). The plaintiff in the Romei Action (the "Romei Plaintiff") is an investor in Fund V, and filed the complaint on her own behalf and on behalf of all class members similarly situated who invested in certain California limited partnerships for which the General Partner acts as the general partner, including the Partnerships. The complaint alleges the same facts and the same nine causes of action as in the Litigation, plus five additional causes of action against all of the Defendants, as follows: violations of California Business and Professions Code Section 17200, et seq. for alleged unfair and deceptive practices, constructive fraud, unjust enrichment, violations of California Corporations Code Section 1507, and a claim for treble damages under California Civil Code Section 3345.

         On July 31, 1997, Defendants filed with the United States District Court for the Northern District of California (the "California Federal Court") (Case No. C-97-2847 WHO) a petition (the "Petition") under the Federal Arbitration Act seeking to compel arbitration of the Romei Plaintiff's claims and for an order staying the California state court proceedings pending the outcome of the arbitration. In connection with this motion, plaintiff agreed to a stay of the California state court action pending the California Federal Court's decision on the Petition. In October 1997, the California Federal Court denied the Petition, but in November 1997, agreed to hear the General Partner's motion for reconsideration of this order. The hearing on this motion has been taken off calendar and the California District Court has dismissed the Petition pending settlement of the Romei Action. The California state court action continues to be stayed pending such resolution. In connection with her opposition to the Petition, the Romei Plaintiff filed an amended complaint with the California state court in August 1997, alleging two new causes of action for violations of the California Securities Law of 1968 (California Corporations Code Sections 25400 and 25500) and for violation of California Civil Code Sections 1709 and 1710. Plaintiff also served certain discovery requests on Defendants. Because of the stay, no response to the amended complaint or to the discovery is currently required.

         In May 1998, all parties to the Litigation and Romei Action entered into a memorandum of understanding related to the settlement of those actions (the "Monetary Settlement"). The Monetary Settlement provides for the certification of a class for settlement purposes, and the settlement and release of all claims against Defendants and third party brokers in exchange for payment for the benefit of the Monetary Class of up to $6.0 million. The final settlement  amount  will  depend on the  number of  claims  filed by  authorized claimants who are members of the Monetary Class, the amount of the administrative costs incurred in connection with the Settlement, and the amount of attorneys' fees awarded by the Court. The General Partner will pay up to $300,000 of the Monetary Settlement, with the remainder being funded by an insurance policy.

         The parties to the Monetary Settlement have also agreed to an Equitable Settlement (the "Equitable Settlement"), as described herein. Defendants continue to deny each of the claims and contentions and admit no liability in connection with the proposed Settlement. The General Partner continues to believe that the allegations contained in the Litigation and Romei Action are completely without merit, and intends to continue to defend this matter vigorously if the Monetary Settlement is not consummated.

THE SETTLEMENT

         On February 9, 1999, Class Counsel and the Defendants entered into the Settlement Stipulation, which was preliminarily approved by Order of the Court dated June 29, 1999.

         The Order, among other matters: (a) certified two classes for settlement purposes - one pursuant to Rule 23(b)(3) of the Federal Rules of Civil Procedure for monetary relief (the "Monetary Class Members") and the other pursuant to Rule 23(b)(1) and (2) for equitable relief (the "Equitable Class Members" and, together with the Monetary Class Members, the "Class Members");
(b) approved the form of Equitable Class Notice ("Equitable Notice") and directed that the Equitable Notice be sent, along with this Solicitation
Statement, to the applicable Equitable Class Members subsequent to the filing and clearance of the Solicitation Statement with the Securities Exchange Commission; and (c) scheduled a date for the Fairness Hearing at which all Class Members will have an opportunity to be heard.

         The Monetary Class Members consist of, among others, all persons who between May 23, 1989 and June 29, 1999 purchased Units, regardless of whether they currently hold Units.

         The Equitable Class Members consist of, among others, all Unitholders as of June 29, 1999. There is substantial overlap between the two classes and they are not mutually exclusive. Accordingly, everyone who is a member of the Equitable Class will also be a member of the Monetary Class. However, not all Monetary Class Members will be Equitable Class Members because they were not Unitholders of a Partnership as of June 29, 1999. If a person who is a member of both the Equitable Class and Monetary Class opts out of the Monetary Class, he or she will still be able to sue individually for money damages notwithstanding the fact that he or she remains a member of the Equitable Class. Conversely, a person who is a member of both the Equitable Class and the Monetary Class will be able to object to the Equitable Settlement in Court and, if he or she is also a Limited Partner, to vote against the Equitable Settlement by voting against one or more of the Amendments in response to this Solicitation Statement, while still participating in the Monetary Settlement by not opting out. However, Equitable Class Members whose Partnership participates in the Equitable Settlement -- i.e., where less than 50% of the Units held by limited partners of such Partnership voted against the Amendments -- may not opt out of the Equitable Class. They may, however, object to the Equitable Settlement in Court at the Fairness Hearing.

         SUMMARY OF SETTLEMENT. The Settlement is comprised of two parts, the Monetary Settlement, which involves the Partnerships and PLM Equipment Growth Fund IV, a California limited partnership ("Fund IV") and the Equitable Settlement in which only the Partnerships (but not Fund IV) may participate, as more fully set forth in the accompanying two separate Notices of the Equitable and Monetary Settlements. The Monetary Settlement in part requires Defendants to pay $6,000,000 (the "Settlement Amount") in settlement of the Monetary Class claims. The Settlement Amount, less Court-approved fees and expenses, will be distributed among Monetary Class Members in accordance with a plan of allocation that was formulated by Class Counsel and is to be considered for approval by the Court. The Equitable Settlement in part extends the operating life of the Partnership, permitting the General Partner to reinvest cash flow, surplus Partnership funds or retained proceeds of the Partnership in equipment into the year 2004, and then the General Partner will liquidate the equipment assets of the Partnership in 2006.

         EFFECT ON RIGHTS OF LIMITED PARTNERS. The Settlement will result in the full and complete settlement, discharge and release of the claims by Class Members against the General Partner and the other Defendants and others in connection with or which arise out of the allegations made in the Litigation. Each Class Member who does not opt out of the Monetary Settlement will be restrained from commencing or prosecuting any claims settled and released as part of the Monetary Settlement.

         RIGHT TO TERMINATE. The Defendants may, at their sole discretion, terminate either the Monetary or Equitable Settlements if requests for exclusion from the Monetary Class, or the percentage of Limited Partner votes against the Amendments (in the Equitable Settlement), reach certain pre-determined levels.

         APPROVAL PROCEDURE FOR THE EQUITABLE SETTLEMENT. Approval of the Equitable Settlement, including the Amendments, is in the sole discretion of the Court. The Equitable Settlement provides that, assuming certain other conditions are met, the Partnership Agreement will be amended to give effect to the Amendments unless Limited Partners holding 50% or more of the Units in such Partnership vote against one or more of the Amendments. Limited Partners have until_________________, 1999 to vote against one or more of the Amendments. Thus, this Partnership will participate in the Equitable Settlement if: (a) Limited Partners holding less than 50% of the Units of a given Partnership vote against the Amendments; (b) the Court approves of the Partnership being included in the Equitable Settlement; and (c) the other terms and conditions of the Settlement Stipulation are satisfied or waived. Under the Partnership Agreement, if the Amendments were not subject to a judicial determination and Court Order following the Fairness Hearing (as provided for in the Settlement Stipulation), the Amendments could only be effected by obtaining the approval of the Limited Partners holding not less than a majority of the Units.

         In addition to a Limited Partner's right in the Equitable Settlement to vote against the Amendments by delivery of a Notice of Vote Against the Amendments pursuant to this Solicitation Statement, any Class Member may object in Court to the Monetary or Equitable Settlements by following the procedures set forth in the Monetary or Equitable Notices which accompany this Solicitation Statement.

CLASS COUNSEL

         Class Counsel consists of law firms located throughout the United States, each of which is unaffiliated with the General Partner. Such firms were selected by the individual plaintiffs who commenced or intervened in the Litigation, all of whom are Limited Partners, to represent and act on behalf of other Limited Partners and Unitholders in the Litigation, including settlement of the Litigation. Class Counsel are coordinated by Michael E. Criden of the law firm of Hanzman, Criden, Chaykin, Ponce and Heise in Miami, Florida.

         Each of plaintiffs' law firms is experienced in representing investors in securities and limited partnership class action litigation, and each has represented investors in complex settlement negotiations resulting in a variety of settlement transactions. Class Counsel investigated the claims asserted against the Defendants in the Litigation, conducted discovery, including the review of numerous documents, and conducted extensive negotiations with the General Partner resulting in the Settlement.

         Class Counsel may be deemed to have a conflict of interest in their support of the Equitable Settlement, of which the proposed Amendments form an integral part, because Class Counsel intends to apply to the Court for an award of fees and reimbursement of expenses. See "CONFLICTS OF INTEREST - Conflict of Interest of Class Counsel." Class Counsel's fee application are subject to the approval of the Court.

PROVISIONS OF THE AMENDMENTS

         The Amendments, if approved by the Court and the Limited Partners, will consist of four material components, each described below:

         o The extension of the operating life of the Partnership by up to 3 years;

         o The deferral of a portion of IMI's Equipment Management Fee pending the achievement of certain performance levels by the Partnership;

         o The repurchase by the Partnership of up to ten percent of their Units; and

         o An increase by 20% in the limitation on Front-End Fees that the General Partner can earn for providing services to the Partnership.

THE EXTENSION

         The operating life of the Partnership will be extended, permitting the General Partner to reinvest cash flow, surplus Partnership funds or retained proceeds of the Partnership in equipment into the year 2004, and then the General Partner will sell the assets of the Partnership by 2006.

THE EQUIPMENT MANAGEMENT FEE DEFERRAL

         Commencing January 1, 2005 and continuing for 1 1/2 years, IMI, a subsidiary of the General Partner, will defer receipt of 25% of the Equipment Management Fee it would otherwise be entitled to receive from the Partnership pursuant to Section 2.05 of the Partnership Agreement. For 1998, IMI was paid an Equipment Management Fee of $1,357,785 from the Partnership.

         The time period over which IMI agrees to defer receipt of a portion of the Equipment Management Fee will end June 30, 2006. The deferred portion of the Equipment Management Fee will be accrued by IMI during the Deferral Period, and will not be earned or paid to IMI unless the IRR for the Partnership during the Extension Period reaches the stipulated performance target described in the IRR Protocol. Such payment would occur no earlier than the year in which the Partnership's equipment was originally scheduled to be liquidated.

         IMI's entitlement to payment of the deferred portion of the Equipment Management Fee for the Partnership shall be determined by the General Partner pursuant to the IRR Protocol, and payment of the deferred portion of the Equipment Management Fee shall commence immediately upon the General Partner's determination that the Partnership has reached the stipulated performance target described in the IRR Protocol, subject to review by Class Counsel. The deferred portion of the Equipment Management Fee will be paid to IMI from any additional cash flow of the Partnerships until the deferred portion of the Equipment Management Fee is paid in full. If the stipulated performance target is not attained, the deferred portion of the Equipment Management Fee will not be paid to IMI. See "IRR PROTOCOL."

THE REPURCHASE

         The Equitable Settlement provides that the Partnership will repurchase from the holders of Units up to 10% of the total outstanding Units as of June 29, 1999 (the "Outstanding Units"). Any Equitable Class Member intending to submit for repurchase some or all of his, her or its Units shall indicate this intention on the Repurchase Request that they receive along with the Equitable Settlement Hearing Notice and this Solicitation Statement. The repurchase price for each Unit shall be determined as follows: the net asset value of the Partnership (the value of all equipment owned by the Partnership as determined by the General Partner as of the fiscal quarter immediately preceding the repurchase date, plus any cash, uncollected receivables and any other assets, less accounts payable, debts and other liabilities of the Partnership as of the same date) will be divided by the number of Outstanding Units to determine the net asset value per Unit. The net asset value per Unit will be multiplied by 80% to determine the repurchase price per Unit. The repurchase of Units will be completed not later than the end of the first fiscal quarter after final Court approval of the Settlement.

         If the eligible Class Members request that the Partnership repurchase more than 10% of its Outstanding Units, the Partnership will repurchase up to 10% of the Outstanding Units pro rata within certain groups of established priorities based on the number of Units offered for repurchase in each such group, or as close to a pro rata basis as is reasonably possible. Any such pro rata allocation adjustment will be determined by the Claims Administrator, giving first priority to Units owned by estates, IRAs and qualified plans, in that order, and which were purchased in the initial offering. In the event that the total number of Units requested by eligible Class Members to be repurchased exceed 10% of that Partnership's Outstanding Units, the General Partner will have the option, but not the obligation, to purchase these excess Units with its own monies and on its own behalf.

THE FRONT-END FEE INCREASE

         The Partnership Agreement sets limitations on the Front-End Fees that can be paid to the General Partner. As part of the Amendments, the limitations on the Front-End Fee payments will be increased by 20% during the Extension Period to allow the General Partner to earn fees up to 20% in excess of the compensatory limits set forth in the Statement of Policy of the North American Security Administrators Association, Inc. which increase is intended to compensate the General Partner for its work on behalf of the Partnership including the purchase and sale of Partnership assets and negotiation of equipment leases on behalf of the Partnership during the Extension Period. During the period 1996-1998, the Partnership paid the General Partner Front-End Fees of on average $1,076,389 per year. The General Partner will earn the Front-End Fees pursuant to the formulas already in place in the Partnership Agreement, except that, to the extent such fees otherwise would have been capped due to the NASAA limitations, the General Partner will be entitled to earn fees up to 20% in excess of such cap. The General Partner will not be entitled to any Front-End Fees within such increased limitation which are not earned, and it is possible that the General Partner will not earn the full 20% increase in the limitation on the Front-End Fees.

REASONS FOR THE GENERAL PARTNER'S RECOMMENDATION OF THE AMENDMENTS

         The Partnership was formed to acquire and thereafter lease a diversified portfolio of transportation equipment (primarily used equipment) to third parties. The primary investment objectives of the Partnership were to: (1) acquire a diversified portfolio of long-lived, low obsolescence, high residual value equipment at prices that the General Partner believes to be below inherent values and to place the equipment on lease with creditworthy lessees; (2) generate cash distributions to the Unitholders (a portion of which may represent a return of their investment); (3) preserve and protect the value of the portfolio through good management and by maintaining the portfolio's diversity and constantly monitoring equipment markets; and (4) sell equipment when the General Partner believes that, due to market conditions, prices are above inherent equipment values, and to use the sale proceeds to purchase additional equipment and to supplement cash distributions to investors.

         The Amendments would not significantly modify these investment objectives, but would allow the General Partner additional time and greater flexibility to seek to meet the investment objectives. If the Amendments are adopted, the primary investment objectives of the Partnership will be to: (1) use Partnership assets from the sale of equipment to continue to invest in a diversified portfolio of long-lived, low obsolescence, high residual value equipment at prices that the General Partner believes to be attractive based on its experience in the equipment markets and to place the equipment on lease with creditworthy lessees; (2) re-lease equipment that is not suitable for sale and is coming off-lease to creditworthy lessees; (3) generate cash distributions to the Unitholders (a portion of which may represent a return of their investment);
(4) preserve and protect the value of the portfolio through good management and by maintaining the portfolio's diversity and constantly monitoring equipment markets; and (5) sell equipment when the General Partner believes that, due to market conditions, prices are above inherent equipment values, and to use the sale proceeds to purchase additional equipment and to supplement cash distributions to investors.

         The achievement by the Partnership of any of its primary objectives, including the generation of any specific level of distributions, cannot be assured or guaranteed. To attain its original investment objectives, the Partnership established certain investment policies with respect to, among other things, the selection of lessees, the types of assets which may be acquired and other matters. If the Amendments are adopted, these policies will not be changed. This Solicitation Statement should be read carefully as it describes certain consequences of, and risks and conflicts of interest related to, these changes. See "RISK FACTORS" and "CONFLICTS OF INTEREST."

                              CONFLICTS OF INTEREST

         GENERAL. The General Partner has fiduciary duties to the Partnerships, in addition to the specific duties and obligations imposed upon it under the Partnership Agreement. Subject to the terms of the Partnership Agreement, the General Partner, in managing the affairs of the Partnership, is expected to exercise good faith, to use care and prudence and to act with an undivided duty of loyalty to the Limited Partners. Under these fiduciary duties, the General Partner is obligated to ensure that the Partnership is treated fairly and equitably in transactions with third parties, especially where consummation of such transactions may result in the interests of the General Partner being opposed to, or not aligned with, the interests of the Limited Partners. Accordingly, the General Partner has assessed the potential benefits to be derived by Limited Partners from the Amendments. Notwithstanding any conflict of interest (see "Conflict of Interest of General Partner"), after consideration of the terms and conditions of the Amendments, the General Partner recommends that Limited Partners neither submit a No Vote to the Amendments nor object to the Settlement.

         CONFLICT OF INTEREST OF GENERAL PARTNER. The General Partner initiated and participated in the structuring of the Amendments and has conflicts of interest with respect to their effect. As part of the Amendments, the limitation on Front-End Fees that can be paid to the General Partner by the Partnership will be increased by 20% so that the General Partner can earn such fees in excess of the Statement of Policy of the North American Securities Administrators Association, Inc. during the Extension Period. As a result of the Extension, the General Partner will earn fees from the Partnership for 3 additional years; during the period 1996 through 1998 the Partnership paid the General Partner Front-End Fees of on average $1,076,389 per year. Furthermore, IMI, a Defendant and subsidiary of the General Partner, will earn Equipment Management Fees for an additional 3 years. During the period 1996 through 1998 IMI was paid Equipment Management Fees of on average $1,357,785 per year.

         CONFLICT OF INTEREST OF CLASS COUNSEL. In assessing Class Counsel's support of the Equitable Settlement of which the proposed Amendments form an integral part, Limited Partners should consider that Class Counsel may be deemed to have a conflict of interest with respect to such support. In particular, the fees and expenses of Class Counsel, if approved by the Court, will be paid in part from the settlement fund provided by the Defendant pursuant to the Monetary Settlement. Also, as part of the Equitable Settlement, Class Counsel will apply for an additional fee and expense award. With respect to the Equitable Class Fee and Expense Award, during the Extension Period and the liquidation of the Partnership, the General Partner will calculate for the Partnership the Internal Rate of Return (the "IRR") on any distributions made to the Limited Partners. At the time, if ever, that the IRR for the Partnership during the Extension Period exceeds 12% (the stipulated performance target described in the IRR Protocol for this purpose, and defined as the "over 12% class distributions"), Class Counsel will be entitled to receive from each future distribution to the Unitholders, a percentage of the over 12% class distributions, such percentage to be established by the Court in connection with Class Counsel's application for an Equitable Class Fee and Expense Award in an amount not to exceed 27.5% of the first $10 million of the over 12% class distributions for each Fund, 22.5% of such distributions between $10 million and $20 million, 15% of such distributions between $20 million and $30 million, and 10% of such distributions exceeding $30 million, plus Court costs and other expenses of Class Counsel, to the extent not previously recovered from the Defendants. See also "RISK FACTORS
- Change of Control" which describes the circumstances under which the payment of such Fee and Award will be accelerated.

                                  IRR PROTOCOL

         For the General Partner to begin to receive the deferred portion of its Equipment Management Fee, the IRR calculation in substance requires an annualized increase of at least 10% in the actual cash flow relative to the cash flow which is assumed would have been received by the Unitholders (beginning with January 1, 1999) if the Partnerships were to be liquidated on their current schedules ("Assumed Cash Flow"). Similarly, for Class Counsel to begin to receive the Equitable Class Fee and Expense Award, the IRR calculation requires an annualized increase of at least 12% in actual cash flows relative to Assumed Cash Flows.

         THE IRR PERCENTAGE PERTAINING TO THE GENERAL PARTNER'S DEFERRED PORTION OF THE EQUIPMENT MANAGEMENT FEE AND CLASS COUNSEL'S EQUITABLE CLASS FEE AND EXPENSE AWARD EARNED DURING THE EXTENSION PERIOD DO NOT REPRESENT A PERCENTAGE RETURN ON EITHER A UNITHOLDER'S ORIGINAL OR REMAINING INVESTMENT IN A
PARTNERSHIP. Rather, these IRR percentages relate to the Extension Period benefits which are calculated as the difference between the actual cash distributed to the Unitholders in each Fund during the Extension Period and the Assumed Cash Flow. The IRR calculation will determine the annualized rate of return of the Extension Period benefit taking into account when the cash flows are realized, and in effect, represents a return with respect to the Assumed Cash Flow as if such Assumed Cash Flow were an investment of the Unitholders in the Fund. As an example, an IRR of 10% could result if the Extension Period benefit cash flow is positive every year from 1999 to 2006 or if the Extension Period Benefit cash flow is zero for several years (as an example, from 1999 to 2002) and then positive for several years (as an example, from 2003 to 2006). The IRR Protocol also provides that the Deferred Managed Fee and the Equitable Class Fee and Expense Award will become payable as a result of a rollup or tender offer transaction as described therein. Such fees will be an obligation of the Partnership to be paid from moneys that will be distributed to the Equitable Class Members or would have otherwise been distributed absent the rollup or tender transaction.

                             TEXT OF THE AMENDMENTS

AMENDMENT I - THE EXTENSION

         Section 10.01(e) of the Partnership Agreement for Fund VII will be amended to provide that an event of dissolution of the Fund shall occur when the General Partner determines that it is necessary to commence the liquidation of the Equipment (as defined in the Partnership Agreement) to complete the liquidation by January 1, 2007. Section 10.01(e) will be deleted and replaced in its entirety as follows:

                  "The determination by the General Partner that it is necessary to commence the liquidation of the Equipment in order for the liquidation of all the Equipment to be completed in an orderly and businesslike fashion prior to January 1, 2007."

AMENDMENT II - FRONT-END FEE INCREASE

         Section 2.05(i) of the Partnership Agreement for Fund VII will be amended to increase the limitations on the General Partner's Fees by 20% of the limitations presently stated in the Partnership Agreement so as to allow the General Partner to earn fees in excess of the compensatory limitations set forth in the Statement of Policy of the North American Securities Administrators Association, Inc. during the Extension Period. Specifically, section 2.05(i) will be deleted and replaced in its entirety as follows:

                  "LIMITATION OF FEES. The General Partner shall not receive fees in excess of 120% of the following limitations which shall apply to the amount of Capital Contributions which must be committed to Investment in Equipment:"

AMENDMENT III - REINVESTMENT OF CASH FLOW OR SURPLUS FUNDS

         Section 2.02 (q) of the Partnership Agreement for Fund VII will be amended to allow the General Partner to reinvest such amounts until 2004. Specifically, Section 2.02(q) will be amended by deleting only the language that states "for six years after the year which includes the Closing [Funding] Date" and replacing such language with "until December 31, 2004".


AMENDMENT IV - THE REPURCHASE

         Section 6.11 of the Partnership Agreement for Fund VII is amended to allow repurchase by the Funds of up to 10% of outstanding Units at 80% of net asset value in accordance with the terms of the Settlement Stipulation and the Repurchase Protocol which is Exhibit C to the Stipulation. Section 6.11 will be amended by adding the following language at the end of the section:

                  "Notwithstanding  any terms of the preceding  paragraph,  from
             June 29, 1999 forward the following terms of Section 6.11 will govern and control all Limited Partners' and the General Partner's rights and obligations regarding repurchase of outstanding Units. The Partnership will repurchase up to 10% of the then total outstanding Units as of June 29,1999 ("Outstanding Units"). Any Unitholder that intends to submit for repurchase some or all of his, her or its Units must indicate this intention on the Request to Repurchase Form that has been mailed to the Limited Partners along with the Equitable Settlement Hearing Notice and Solicitation Statement. The repurchase price for each Unit shall be determined as follows: the Net Asset Value of the Partnership (defined below) as of the fiscal quarter immediately preceding [ADD THE LAST DATE TO FILE THE REPURCHASE REQUEST] will be divided by the number of Outstanding Units to determine the Net Asset Value per Unit. The Net Asset Value per Unit will be multiplied by 80% to determine the repurchase price per Unit (the "Repurchase Price"). The repurchase of Units will be completed no later than the end of the fiscal quarter following the fiscal quarter during which the United States District Court for the Southern District of Alabama enters an order granting final approval of the Equitable Class Action Settlement. If the Unitholders request the Partnership to repurchase more than 10% of its Units, the Partnership will repurchase up to 10% of the Units, pro-rata based on the number of Units offered for repurchase, or as close to a pro-rata basis as is reasonably possible. Any such pro-rata allocation adjustments will be determined by the Claims Administrator who will give priority according to the order of preference for each category set forth below in this paragraph. To the extent that the demand in any category would exhaust the 10% number then all Unitholders in that category will have their Units repurchased on a pro rata basis, rounded up to the nearest whole unit, and the Unitholders in the remaining categories will not have the option of having their units repurchased. The order of preferences is: (1) Units owned by estates, IRAs and Qualified Plans which were purchased as part of the initial offering; (2) Units owned by Limited Partners which were purchased as part of the initial offering; (3) Units owned by Limited Partners which were purchased after the initial offering;
             (4) Units owned by Unitholders which were purchased after the initial offering. In the event that the total number of Units requested to be repurchased exceeds 10% of the Partnership's Units, the General Partner will have the option, but not the obligation, to purchase these excess Units with its own monies and on its own behalf."

                  "Net Asset  Value" of the  Partnership  means the value of all
             Equipment owned by the Partnership and as determined by the General Partner (and subject to consultation with Class Counsel's valuation expert) plus any cash, uncollected receivables and any other assets, less accounts payable, debts and other liabilities of the Fund as of the fiscal quarter immediately preceding the repurchase date."

AMENDMENT V - ENABLING AMENDMENTS

         Article XVIII of the Partnership Agreement for Fund VII will be amended to provide: (a) that the Limited Partners may amend the Partnership Agreement to make all amendments necessary to this Equitable Settlement, including amendments to Section 10.01 thereof; and (b) that any such amendment may be made by approval of a Majority in Interest as provided for in amended Article XV, below.
Article XVIII shall remain the same except that the first provision of the second paragraph will be deleted and replaced in its entirety as follows:

                  "[P]rovided, however that the Limited Partners may not amend this Agreement to extend the Partnership term or to change the provisions of
Section 10.03;"

Additionally, a new paragraph will be added at the end of Article XVIII as follows:

                  "Approval of a Majority in Interest to all amendments of this Agreement necessary to effectuating the Equitable Class Settlement shall be deemed to have been given if less than half of the Units held by Limited Partners vote against any such amendment proposed by the _____, 1999 Solicitation Statement, as provided for in amended Article XV of this Agreement."

AMENDMENT VI - ACTIONS BY LIMITED PARTNERS

         Article XV of the Partnership Agreement for Fund VII will be amended to provide that written consent of the Limited Partners respecting any matters in connection with the Equitable Settlement shall be deemed to have been given unless Limited Partners holding more than one half of the Units vote against any such matter. Article XV will be amended to add the following language to the end of the fourth paragraph of Article XV:

                  "Provided, however, that effective written consent by a Majority in Interest of the Limited Partners to any proposed action set forth in the ______, 1999 Solicitation Statement and in connection with the Equitable Class Settlement, shall be deemed to have been given, unless limited partners holding more than half of the outstanding Units in such Limited Partnership vote against any such action."

AMENDMENT VII - DISPUTES AND RESOLUTIONS

         Article XIV of the Partnership Agreement for Fund VII will be amended to provide that all disputes relating to, or arising out of this Settlement, shall be subject to the Court's continuing jurisdiction over the interpretation and administration of this Settlement and all the Settlement documents incorporated herein. Article XIV will be amended by adding the following language to the end of the paragraph:

                  "Provided, however, that any and all disputes relating to or arising out of the Equitable Class Action Settlement approved by the Federal District Court for the Southern District of Alabama by final order, including all issues pertaining to the interpretation and administration of the
Stipulation of Settlement and all its exhibits, shall be subject to the continuing and exclusive jurisdiction of the Federal District Court for the Southern District of Alabama."

                                VOTING PROCEDURES

TIME OF VOTING AND RECORD DATE

         Limited  Partners  holding Units as of the Record Date (i.e.,  June 29,
1999) have until the Voting Deadline (i.e., , 1999) to vote against the Amendments. If you approve of the Amendments, you need not do anything.

         As of the Record Date, the following number of Units were held of record by the number of Limited Partners indicated below:


NUMBER OF LIMITED PARTNERS
  PARTNERS                    NUMBER OF UNITS HELD OF RECORD     NUMBER OF UNITS VOTING NO REQUIRED FOR THE PARTNERSHIP
                                                                NOT TO PARTICIPATE IN EQUITABLE SETTLEMENT


------------------------      ------------------------------     ------------------------------------------------




         LIMITED PARTNERS WHO FAIL TO RETURN THE FORM FOR VOTING AGAINST THE AMENDMENTS WILL BE TREATED AS IF THEY HAD VOTED IN FAVOR OF THE AMENDMENTS. DO NOT RETURN THE FORM IF YOU APPROVE OF THE AMENDMENTS.

         The number of Units entitled to vote against the Amendments is equal to the number of Units held by Limited Partners of record at the Record Date. The Partnership Agreement gives the Limited Partners the power, by a majority vote, to approve each individual Amendment. However, as structured in the Settlement, unless a majority of Units held by Limited Partners vote against one or more of the Amendments, in which event the Partnership will not participate in the Settlement, approval of the Amendments is in the sole discretion of the Court.

NOTICE OF VOTE AGAINST THE AMENDMENTS

         Limited Partners that wish to vote against the Amendments should send the Notice of Vote Against the Amendments (attached as Exhibit A), indicating to which Amendment(s) they object, Gilardi & Co., 1115 Magnolia Avenue, Larkspur, CA 94977, as soon as possible but in no event later than the expiration of the Voting Deadline (_______________, 1999). Such notice must contain the name and address of the Limited Partner and the number of Units so held, and the Amendment(s) to which they object. Limited Partners also have the right to object to the Settlement at or before the Fairness Hearing, whether or not they have submitted a Notice of Vote Against the Amendments in connection with this Solicitation Statement.

         The General Partner recommends that Limited Partners not vote against the Amendments.

REVOCABILITY OF NOTICE OF VOTE AGAINST THE AMENDMENTS

         Limited Partners may revoke their No Vote at any time prior to ________________, 1999, by mailing a revocation of the Notice of Vote Against the Amendments to the address above (which revocation must be received by the General Partner on or prior to such date).

INFORMATION SERVICES

         The General Partner and its officers, directors and employees may assist in providing information to Limited Partners in connection with any questions they may have with respect to this Solicitation Statement and the procedures to vote against the Amendments.

                                   APPENDIX A

                     FORM FOR VOTING AGAINST THE AMENDMENTS

                                    FUND VII

         IF YOU APPROVE OF THE AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DO NOT COMPLETE AND SUBMIT THIS FORM. YOU NEED DO NOTHING TO INDICATE YOUR APPROVAL. THIS FORM SHOULD BE USED ONLY BY PERSONS WHO WISH TO VOTE AGAINST ONE OR MORE OF THE AMENDMENTS TO THE PARTNERSHIP AGREEMENT.

         The undersigned Limited Partner hereby votes against the following amendment(s) of the Partnership Agreement, as more fully described in the Solicitation Statement dated __________________, 1999.



Number of Units held by voting Limited Partner: _______________________________

Amendments Voted Against :
No. I: ___        No. III: ___          No. V:  ___    No. VII:  ___
No. II:___        No. IV: ___           No. VI: ___





Address of Limited Partner:



Social Security or Taxpayer Identification No.:_______________________

I/we hereby certify that the foregoing information is complete and accurate.



Print or type name of Limited Partner(s) as it appears on the most recent account statement.


-------------------------------------------------------------------------------
Signature of Limited Partner                                           Date


-------------------------------------------------------------------------------
Signature of Co-Owner                                                  Date

         YOU MUST PROVIDE ALL OF THE INFORMATION REQUESTED ABOVE IN ORDER TO SUBMIT A VALID VOTE AGAINST ANY OF THE AMENDMENTS TO THE PARTNERSHIP AGREEMENT.

         THE DEADLINE FOR SUBMISSION OF THIS NOTICE OF VOTE AGAINST THE AMENDMENTS IS ____________________, 1999.

         VOTING NOTICES SHOULD BE SENT TO:

                                    Gilardi & Co.
                                    1115 Magnolia Avenue
                                    Larkspur, CA  94977

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF ALABAMA


     DANIEL KOCH;  GLAN RAWLS;                  CIVIL ACTION NO.. 97-0177-BHC
     LESLIE  WALKER;  LARRY
     LEVIN;  WILLIAM POLT; and
     CHARLES  LEO; on their own behalf
     and on behalf of all
     class  members
     similarly situated,

     Plaintiffs,

              v.

     PLM INTERNATIONAL, INC.;
     PLM FINANCIAL SERVICES, INC.;
     PLM INVESTMENT MANAGEMENT, INC.;
     PLM TRANSPORTATION EQUIPMENT
     CORPORATION; and PLM
     SECURITIES CORP.;

     Defendants.

     /



              NOTICE OF PENDENCY OF CLASS LITIGATION, CLASS ACTION
                DETERMINATION FOR THE MONETARY SETTLEMENT CLASS,
              PROPOSED SETTLEMENT AND SETTLEMENT FAIRNESS HEARING

              TO: ALL INVESTORS, LIMITED PARTNERS, ASSIGNEES, OR UNIT HOLDERS WHO PURCHASED OR RECEIVED BY WAY OF TRANSFER OR ASSIGNMENT ANY UNITS IN PLM EQUIPMENT GROWTH FUND IV, PLM EQUIPMENT GROWTH FUND V, PLM EQUIPMENT GROWTH FUND VI, OR PLM EQUIPMENT GROWTH AND INCOME FUND VII BETWEEN MAY 23, 1989 AND _________, 1999.

     PLEASE READ THIS NOTICE CAREFULLY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF THE MONETARY CLAIMS OF THIS LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

     YOU ARE HEREBY NOTIFIED, pursuant to Rule 23 of the Federal Rules of Civil Procedure, and an Order of the United States District Court for the Southern District of Alabama (the "Court"), that a settlement in the amount of Six Million Dollars ($6,000,000) (the "Monetary Settlement") of the captioned litigation ("the Action") has been reached by the parties to this litigation. The Monetary Settlement is subject to approval by the Court, and if approved, will result in: (a) the creation of the Settlement Fund (as defined below), which shall be disbursed as set forth below; (b) the dismissal of the Action (as defined below) and the release of the Released Claims (as defined below) as against Defendants and other Released Parties (as defined below); and (c) that a hearing will be held before the Honorable William Brevard Hand, United States District Court for the Southern District of Alabama, located at 113 St. Joseph Street, in Room ___, Mobile Alabama 36602 on _______, 1999 (the "Settlement Hearing"), to determine whether the proposed Equitable and Monetary Settlements (the "Settlement") of the Action is fair, reasonable and adequate, and for purposes of determining the amount and method of payment of attorneys' fees and reimbursement of expenses to be awarded to Plaintiffs' Class Counsel. In its Order of _____________, the Court granted preliminary approval of the Stipulation of Settlement dated February 12, 1999 and the exhibits incorporated therein, subject to further confirmation at the Settlement Hearing.

     IN ORDER TO BE ELIGIBLE TO PARTICIPATE IN THE DISTRIBUTION OF SETTLEMENT PROCEEDS, YOU MUST TIMELY FILE A PROOF OF CLAIM AND RELEASE AS DESCRIBED IN
     SECTION III BELOW.

     IF THE COURT GRANTS FINAL APPROVAL TO THE PROPOSED MONETARY SETTLEMENT YOU WILL BE BOUND BY THIS SETTLEMENT, WHICH WILL CONFER CERTAIN BENEFITS UPON YOU AND WILL AFFECT YOUR RIGHTS AS AN INVESTOR IN ONE OR MORE OF THE FUNDS, AND ANY CLAIM YOU HAVE OR MAY HAVE AGAINST THE DEFENDANTS AND THE RELEASED PARTIES FOR RELIEF OR CONCERNING THE TRANSACTIONS CONTEMPLATED BY THE MONETARY SETTLEMENT WILL BE RELEASED.

     MONETARY SETTLEMENT CLASS MEMBERS MAY REQUEST EXCLUSION ("OPT OUT") FROM THE MONETARY SETTLEMENT CLASS AS DESCRIBED IN SECTION V BELOW. YOU ALSO HAVE THE RIGHT TO OBJECT TO OR COMMENT UPON THE MONETARY SETTLEMENT AND TO HAVE ANY SUCH OBJECTIONS CONSIDERED BY THE COURT IN CONNECTION WITH THE COURT'S DETERMINATION OF WHETHER OR NOT TO APPROVE THE MONETARY SETTLEMENT, PROVIDED THAT YOU MAKE SUCH OBJECTION OR COMMENT IN ACCORDANCE WITH THE TIME LIMITS AND PROCEDURES DESCRIBED IN SECTION VIII BELOW.

     IN ADDITION TO THE PROPOSED SETTLEMENT WITH RESPECT TO THE MONETARY SETTLEMENT CLASS, THE COURT HAS ALSO SEPARATELY CERTIFIED FOR SETTLEMENT PURPOSES A DIFFERENT CLASS (THE "EQUITABLE SETTLEMENT CLASS") GENERALLY CONSISTING OF ALL PERSONS OR ENTITIES WHO ON MARCH 25, 1999 HELD ANY UNITS IN PLM EQUIPMENT GROWTH FUND V, PLM EQUIPMENT GROWTH FUND VI, OR PLM EQUIPMENT GROWTH & INCOME FUND VII, AND THEIR ASSIGNS AND SUCCESSORS IN INTEREST, SUBJECT TO CERTAIN EXCLUSIONS. SEE SECTION III (9) BELOW. THE EQUITABLE SETTLEMENT PROVIDES FOR MEMBERS OF THE EQUITABLE SETTLEMENT CLASS TO EXTEND THE OPERATING LIFE OF THEIR FUNDS AND OTHER EQUITABLE RELIEF DESCRIBED IN SECTION III BELOW. THIS RELIEF IS SEPARATE AND APART FROM THE MONETARY RELIEF BEING AFFORDED TO THE MONETARY SETTLEMENT CLASS. PEOPLE WHO ARE MEMBERS OF BOTH CLASSES SHOULD BE RECEIVING THIS NOTICE AND A SEPARATE NOTICE BEING SENT TO EQUITABLE SETTLEMENT CLASS MEMBERS WHICH DESCRIBES IN DETAIL THE NATURE OF THE PROPOSED EQUITABLE SETTLEMENT WITH THE EQUITABLE SETTLEMENT CLASS. IF YOU ARE ALSO A MEMBER OF THE EQUITABLE SETTLEMENT CLASS AND HAVE NOT RECEIVED THE EQUITABLE CLASS NOTICE, CONTACT THE CLAIMS ADMINISTRATOR AT GILARDI & CO., POST OFFICE BOX 8040, SAN RAFAEL, CALIFORNIA 94912-8040, (800) _____ TO REQUEST A COPY OF THAT NOTICE.

     IF, AFTER HAVING READ THIS NOTICE, YOU HAVE QUESTIONS OR COMMUNICATIONS CONCERNING THE SETTLEMENT RESPECTING THE MONETARY SETTLEMENT CLASS, THE SETTLEMENT FAIRNESS HEARING OR ANY OF THE INFORMATION CONTAINED IN THIS NOTICE YOU MAY CALL OR WRITE TO THE CLAIMS ADMINISTRATOR AT GILARDI & CO., POST OFFICE BOX 8040, SAN RAFAEL, CALIFORNIA 94912-8040, (800)____. DO NOT WRITE OR TELEPHONE THE COURT.

     This Notice of Pendency and Settlement of Class Action (the "Notice") is not intended to be, and should not be construed as, an expression of any opinion by the Court with respect to the truth of the allegations in the Action or the merits of the claims or defenses asserted. This Notice is to advise you of the pendency of the Action and the proposed settlement thereof and of your rights in connection therewith.

                                    I. ACTION

     On January 22, 1997, six named plaintiffs originally filed the captioned action against Defendants PLM International, Inc., PLM Financial Services, Inc., PLM Investment Management, Inc., PLM Transportation Equipment Corporation, and PLM Securities Corp. ("the Defendants") in Alabama state court. On March 6, 1997, Defendants removed that state court action to the United States District Court for the Southern District of Alabama, Southern Division, before The Honorable William Brevard Hand (the " Alabama Action"). On May 28, 1997, another representative plaintiff filed an action in California state court, styled Romei vs. PLM International, Inc., et al. in the Superior Court for the State of California (No. 987062) (the
     "California Action") which is currently pending in that court. (The California and Alabama Actions are referred to collectively as "the Actions," or "the Litigation," and the plaintiffs in both Actions are referred to collectively as "Plaintiffs"). The parties in the California Action have agreed to stay that Action pending settlement of the Litigation. Upon final approval by the Court of this Monetary Class Settlement, the plaintiff in the California Action will dismiss that Action with prejudice.

     Plaintiffs, on behalf of themselves and all others similarly situated, allege that Defendants (1) participated in and pursued a common scheme and a continuous course of conduct of obtaining money from Plaintiffs and the other class members by organizing, marketing and operating the Partnerships through fraud and in breach of their respective fiduciary duties for their own benefit; (2) fraudulently induced the purchase of the Partnerships; (3) breached their fiduciary duties to Plaintiffs and the Class by selecting and/or liquidating investments for the Partnerships; (4) breached their fiduciary duties by failing to exercise due care in selecting investments for the Partnerships; and (5) created and disseminated through PLM
     Securities and its network of selling agents standardized offering materials that omitted material facts or misstated material facts. Based on the foregoing conduct, Plaintiffs alleged eight causes of action against Defendants for: (1) Fraud and Deceit; (2) Suppression; (3) Negligent Misrepresentation and Suppression; (4) Intentional Breach of Fiduciary Duty; (5) Negligent Breach of Fiduciary Duty; (6) Unjust Enrichment; (7) Conversion; and (8) Conspiracy.

     In connection with the proposed settlement, on February 9, 1999 the parties signed a Stipulation of Settlement (sometimes referred to as the "Stipulation"), providing that the Court could enter an order certifying two classes in this Action for settlement purposes. The first class, which is the subject of this notice, is called the Monetary Settlement Class and is a class under Federal Rule of Civil Procedure 23(b)(3) consisting of all investors, limited partners, assignees, or unit holders who purchased or received by way of transfer or assignment any Units in PLM Equipment Growth Fund IV ("Fund IV"), PLM Equipment Growth Fund V ("Fund V"), PLM Equipment Growth Fund VI ("Fund VI"), or PLM Equipment Growth and Income Fund VII ("Fund VII"), (collectively referred to as "the Funds") between May 23, 1989 and [THE DATE OF PRELIMINARY APPROVAL], (the "Monetary Settlement Class") but excluding: (a) all persons or entities whose claims against the Defendants with respect to all the Funds invested in by that person have been finally adjudicated in litigation or arbitration, before any court or arbitration tribunal; (b) all persons or entities who have entered into valid releases with the Defendants with respect to any or all of the wrongs alleged in the Actions; (c) Defendants, members of their immediate families and their legal representatives, heirs, successors or assigns; and (d) persons who timely and validly request exclusion from the Monetary Settlement Class pursuant to this Notice. The second class in this Settlement is the subject of another notice which investors in Funds V, VI, and VII will be receiving at about the same time as this Notice. This second class is called the Equitable Settlement Class and is receiving very different relief than the relief being offered to the Monetary Settlement Class. This Notice summarizes the relief being offered to the Monetary Settlement Class. Those of you who own Units in Funds V, VI and VII are also urged to review the Notice for the Equitable Settlement Class since you are also in that class.

                                 II. DEFINITIONS

     In addition to the foregoing defined terms, and such other terms as may be defined later in this Notice, the following terms have the meanings specified below:

              1. "Authorized Claim" means the claim of any Authorized Claimant pursuant to the Monetary Class Settlement.

              2. "Authorized Claimant" means any Monetary Settlement Class Member whose Claim has been allowed pursuant to the terms of the Stipulation and the Claims Administration Protocol.

              3. "Defendants" means PLM International, Inc., PLM Financial Services, Inc., PLM Investment Management, Inc., PLM Transportation Equipment Corporation, and PLM Securities Corp.

              4. "Claims Administrator" means Gilardi & Co. or any other replacement Person selected by agreement of Plaintiffs' Class Counsel and Defendants' counsel to administer the Settlement Fund and process Claimants' Proofs of Claim and Release, or in the event they fail to agree within ten (10) business days following any notice of the then Claims Administrator of its intention to resign or any vacancy in this position, then as appointed by the Court upon motion by Plaintiffs or Defendants or any of them.

              5. "Equitable Settlement" means that portion of the Stipulation that relates to the Settlement of the claims of the Equitable Settlement Class, including the extension of the operating lives of Funds V, VI and VII, as more detailed in Section V below.

              6. "Equitable Settlement Class" means all investors, limited partners, assignees or Unit holders who, as of the time of the Equitable Class Preliminary Approval Order, hold Units in PLM Equipment Growth Fund V, PLM Equipment Growth Fund VI, or PLM Equipment Growth and Income Fund VII, and their assigns and successors in interest, as certified in the Court's Preliminary Approval Order Certifying the Equitable Settlement Class to be mutually sought by the parties.

              7. "Final" means: (i) the date of final affirmance on an appeal of either or both of the Final Orders and Judgments, (if Judgments are appealed and affirmed on appeal) the expiration of the time for a petition for a writ of certiorari to review either or both of the Final Orders and Judgments and, if certiorari be granted, the date of final affirmance following review pursuant to that grant; or (ii) the date of final dismissal of any appeal from, or proceeding seeking certiorari review of, either or both of the Final Orders and Judgments; or (iii) if no appeal is filed, the expiration date of the time for the filing or noticing of any appeal from the Court's Final Orders and Judgments approving the Stipulation, all as determined under the Federal Rules of Civil Procedure. Any proceeding, order, appeal or petition for a writ of certiorari pertaining solely to an application for or award of attorneys' fees, costs or expenses, shall not in any way delay or preclude the Final Orders and Judgments from becoming final.

              8. "Final Orders and Judgments" means the judgments to be entered by the Court with respect to the Monetary and Equitable Settlement.

              9. "Monetary Settlement Class Member" means a Person (as defined herein) who falls within the definition of the Monetary Settlement Class and who has not validly and timely requested exclusion from the Class, as provided in Section IV below.

              10. "Monetary Settlement" means that portion of this Stipulation that relates to the Settlement of the claims of the Monetary Settlement Class and provides for payments to the Monetary Settlement Class out of the Net Settlement Fund.

              11. "Monetary Settlement Class" means all investors, limited partners, assignees or Unit holders who purchased or received by way of transfer or assignment any Units in PLM Equipment Growth Fund IV, PLM Equipment Growth Fund V, PLM Equipment Growth Fund VI, and PLM Equipment Growth and Income Fund VII (collectively the "Funds") during the period from May 23, 1989 through the date the Court's Preliminary Approval Order Certifying the Monetary Settlement Class ("Monetary Settlement Class Period"), together with their assigns and successors in interest (also referred to herein as the "Class"). Excluded from the Monetary Settlement Class are:

              (a) each and every person or entity whose claims against the Defendants with respect to all the Funds invested in by that person or entity have been finally adjudicated in litigation or arbitration, before any court or arbitration tribunal;

              (b) all persons or entities that have entered into valid releases with the Defendants with respect to any or all of the wrongs alleged in the
     Litigation:

              (c)   Defendants,   their  control   persons,   subsidiaries   and
     affiliates, employees, members of their immediate families and their legal representatives, heirs, successors or assigns; and

              (d) those persons who timely and validly request exclusion from the Monetary Settlement Class pursuant to the Hearing Notice to be sent to the Monetary Settlement Class.

              12. "Monetary Settlement Distribution Date" means the tenth business day following the date on which the Claims Administrator serves its Initial Distribution Report on the signatories to the Stipulation

              13. "Net Settlement Fund" means the remainder of the Settlement Fund for the Monetary Settlement Class after deduction of all fees, costs, expenses, taxes and other charges in accordance with the Stipulation.

              14. "Person" means individual, corporation, partnership, limited partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assigns.

              15. "Plaintiffs' Class Counsel" means all counsel representing the
     Representative   Plaintiffs  and   Settlement   Class  Members  who  are  a
     signatories to the Stipulation.

              16. "Plan of Allocation" means the plan of allocation of the Settlement Fund whereby the Net Settlement Fund shall be distributed to Authorized Claimants.

              17. "Proof of Claim and Release" means the proofs of claim and release that Monetary Settlement Class Members are required to complete pursuant to the Stipulation.

              18. "Related Parties" means each of a Defendant's past or present directors, officers, employees, partners, principals, agents, insurers, co-insurers, reinsurers, controlling shareholders, attorneys, accountants, personal or legal representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, related or affiliated entities, any entity in which any Defendant has a direct or indirect controlling interest, and all such related parties' heirs, members of their immediate families or any trust of which any Defendant is the settler or which is for the benefit of any Defendant and/or member(s) of his family.

              19. "Released Claims" means any and all claims or causes of action, including "Unknown Claims" as defined herein, demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, asserted or that might have been asserted, including without limitation, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, breach of contract, or violations of any state or federal statutes, rules or regulations, by the Representative Plaintiffs, the Monetary Settlement Class Members, or any of them, and their successors and assigns, whether directly, representatively, derivatively or in any other capacity, based upon or related to any transaction between Defendants and any Monetary Settlement Class Member involving the Funds or the Units during the Class Period against all Defendants and all other entities and persons, including specifically any and all broker-dealers or other third parties involved in such sale or purchase. Released claims specifically means all claims and potential claims arising out of: (a) the marketing, sale, purchase or transfer of the Funds' limited partnership Units: (b) the operation, oversight, monitoring or management of, any of the Funds until the date of final approval of the Monetary Settlement against all Defendants and all other entities and persons, including specifically any and all broker-dealers or other third parties involved in such sale or purchase: or (c) any challenge to the Stipulation. Class Members and their successors and assigns, whether directly representatively or derivatively or in any other capacity, however, are not by this settlement releasing (a) potential claims arising out of alleged future mismanagement of the Funds that (1) occur after the date of the Court's final approval of the Settlement, and (2) are not related to, or derived from, the Actions' presently pled mismanagement claims; or (b) potential claims to enforce the terms of this Settlement.

              20. "Released Persons" means each and all of the Defendants and their Related Parties, and all other entities and persons, including specifically Defendants' insurers, any and all broker-dealers or other third parties involved in the sale or purchase of the limited partnership interests, including their past or present officers, directors, shareholders, partners, agents, employees, attorneys, advisors, accountants, representatives, successors, or assigns.

              21. "Representative Plaintiff(s)" means Daniel Koch, Glan Rawls, Lois Romei, Leslie Walker, Larry Levin, William Polt, and Charles Leo acting on behalf of themselves or on behalf of the Settlement Class and/or the Settlement Class Members.

              22. "Settlement Fund" means the sum of the cash to be delivered to the Settlement Administrator and held in an interest-bearing escrow account.

              23. "Settlement Hearing" means the hearing held by the Court to consider final approval of the Stipulation pursuant to Rule 23 of the Federal Rules of Civil Procedure.

              24. "Settling Party(ies)" means, individually or collectively, each or all of the Defendants and the Settlement Class Members.

              25. "Stipulation" means the Stipulation of Settlement and all Exhibits attached hereto and the Document Letter executed by Plaintiffs' Class Counsel and counsel for Defendants, and all Exhibits thereto.

              26. "Unknown Claims" means any Released Claims which any Monetary Settlement Class Member does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement.

                          III. THE PROPOSED SETTLEMENT

     A Monetary Settlement has been reached in the Action between the Settling Parties which is embodied in the Stipulation. The following description of the proposed Monetary Settlement is only a summary. For the full details of the proposed settlement, you should refer to the Stipulation, which is on file with the Court.

     1. The Stipulation requires Defendants to pay or cause to be paid the sum of $6,000,000 (the "Settlement Fund"). Defendants shall also pay $200,000 to the Settlement Administrator to be used to pay notice and administrative costs (the "cost fund"). Interest earned on the Settlement Fund shall become part of the Settlement Fund. The Claims Administrator shall allocate 80% of the Net Settlement Fund to pay the Authorized Claims of Monetary
     Settlement Class Members who invested in Fund IV, and 20% of the Net Settlement Fund to pay the Authorized Claims of Monetary Settlement Class Members who invested in Funds V, VI or VII.

     2. Upon approval of the Stipulation by the Court and entry of a judgment that becomes a final judgment and upon satisfaction of the other conditions to the Monetary Settlement, the Settlement Fund will be distributed as follows:

     (a) To pay any costs and expenses not paid by the cost fund in connection with providing notice to both the Monetary and Equitable Settlement Class Members, and with administering the Settlement on behalf of the two Classes;

     (b) To pay Plaintiffs' Class Counsel their attorneys' fees, expenses and costs, with interest thereon (the "Monetary Class Fee and Expense Award"), if and to the extent allowed by the Court;

     (c) To pay the reasonable costs incurred in the preparation of any tax returns required to be filed on behalf of the Settlement Fund as well as the taxes (and any interest and penalties determined to be due thereon) owed by reason of the earnings of the Settlement Fund, including all Taxes and Tax Expenses as defined in the Stipulation; and

     (d) To pay Authorized Claimants in accordance with the Plan of Allocation described below.

     3. Subject to the approval by the Court of the Plan of Allocation described below, the balance of the Settlement Fund (the "Net Settlement Fund") will be distributed to Authorized Claimants as follows:

     (a) For Fund IV investors, the Claims Administrator shall determine the Distribution Amount per Monetary Settlement Class Authorized Claimant as the sum of the Per Unit Allocation for each Unit owned by an Authorized Claimant. The "Per Unit Allocation" is equal to the Net Settlement Fund for Fund IV divided by the number of Units issued to Monetary Class Members pursuant to the initial offering (8,750,000 Units). A reduction to the Per Unit Allocation will be made for Units purchased or sold subsequent to the initial offering. A "purchase or sale" is defined as the exchange of Units for cash consideration for units purchased or sold outside of the terms of original offering. The Per Unit Allocation will be multiplied by a percentage equal to the number of days the Unit was held by the Authorized Claimant (defined as "the holding period") divided by the total number of days in the Class Period ("Per Unit Allocation Adjustment"). Transfers or assignments by operation of law such as gifts, estate transfers and transfers related to divorce and/or name changes or account designation changes (individual to IRA or individual to joint) will be excluded from the Per Unit Allocation Adjustment. However, only the current holders of the Units transferred or assigned by operation of law can participate in the distribution from the Settlement Fund. The holding period of the transferee/assignees will include the holding period of the transferor/assignor. If, however, a transferee/assignee sold units received through an operation of law transfer or assignment or independently purchased Units outside of the terms of the initial offering, such Units will be subject to the Per Unit Allocation Adjustment. For purposes of these allocations, the date of transfer/assignment will be the date the ownership change was reflected on the books and records of the Funds.

     (b) In the event that the total of the Authorized Claims payable to Fund IV Authorized Claimants is less than $2.5 million, $2.5 million (net of attorneys' fees) will nonetheless be distributed to Fund IV Authorized Claimants on a pro-rata basis so that each Fund IV Authorized Claimant shall be paid that percentage of the Net Settlement Fund which is the sum of $2.5 million times that Authorized Claimant's Distribution Ratio, calculated as the Distribution Amount per Monetary Settlement Class Authorized Claimant divided by the sum of Distribution Amounts for all Authorized Claimants, except that no Fund IV Authorized Claimant may recover more than his/her Investor Capital Losses, as defined below. Except for the situation described above, no other adjustment shall be made to the amounts of Authorized Claims by reason of the failure of other Monetary Settlement Class Members to comply with the procedures set forth herein.

     (c) If the sum of the Per Unit Allocations for all Authorized Claimants in Fund IV on the one hand, or Funds V, VI and VII on the other hand, is greater than the portion of the Net Settlement Fund allocated to the Fund(s), then the relevant portion of the Net Settlement Fund will be paid pro rata according to the aggregate Per Unit Allocations for each Authorized Claimant.

     (d) For Growth Fund IV and for those Investors who own Fund IV Units as of the end of the Class Period ("Holders"), the term "Investor Capital Losses" is defined as 100% of the amount invested by a Unitholder through the purchase of Units less: (a) all actual cash distributions to the Unitholder "from the Unitholder's date of purchase" through the first quarter 1999 distribution payable on or about February 15, 1999 and (b) all future cash forecasted to be distributed to the Unitholder as set forth in the Base Case Model provided by Defendants and approved by Plaintiffs' Class Counsel, which models assume a commercially reasonable liquidation of Fund IV's assets. Investor Capital Losses for transfers or assignments by operation of law will be calculated including the amount invested and distributions received by both the transferee/assignee and the transferor/assignor. With respect to Monetary Settlement Class Members who sold some or all of their Units before the date of the Hearing Order, Investor Capital Losses will be calculated for each Unit sold as the amount invested less distributions through the date of sale, less sale proceeds. Units which were/are sold after the date of the Hearing Order will be treated as Holders for purposes of this calculation. (e) For Funds V through VII, the Per Unit Allocation is equal to the amount of the Net Settlement Fund allocated to Funds V through VII divided by the sum of the Units issued to the limited partners in each of the Funds V through VII, (22,908,476 Units). The Per Unit Allocation Adjustment will be applied to Units which were purchased or sold after the final close of the initial offering in the respective Fund. The Per Unit Allocation Adjustment is calculated by multiplying a percentage equal to the number of days the Unit was held by the Authorized Claimant divided by the total number of days in the Class Period for the respective Fund, by the respective Per Unit
     Allocation. Provisions relating to the purchases and sales and the treatment of transfers and assignments by operation of law will be effected as specified above.

     (f) Upon final determination of all amounts from the Net Settlement Fund payable to Authorized Claimants, the Claims Administrator shall, subject to Court approval, return to Defendants all amounts remaining in the Net Settlement Fund. However, if the Claims Administrator reasonably determines after consultation with counsel for the Parties, that only a certain amount need be retained in the Net Settlement Fund to pay all Authorized Claims and the administration fees and expenses of the Settlements, the remainder that will not be needed to pay authorized claims or administrative fees will be immediately returned to Defendants, subject to its being timely redeposited in the Settlement Fund account as needed, upon Plaintiffs' Class Counsels' reasonable request.

     4. Claims shall be computed as described above. Each Claimant must fill out and timely return a Proof of Claim in the form attached hereto, following the instructions set forth in the Proof of Claim. Each Claimant must provide the requested information, including identifying each Fund purchased, sold or conveyed during the Class Period and for each such Fund listing the number of Units, the date(s) of each purchase, sale and/or transfer. Investor Capital Losses will be computed and/or verified by the Claims Administrator.

     5. All Proof of Claim forms must be completed in the manner specified on the form enclosed with this Notice and sent to the address set forth on that form. All completed Proof of Claim forms must be postmarked or received by____ . Unless otherwise ordered by the Court, any Class Member who fails to submit a valid Proof of Claim within such period, or such other period as may be ordered by the Court, shall be forever barred from receiving any payments pursuant to the Settlement but will in all other respects be subject to the provisions of the Stipulation and the Final Judgment entered by the Court.

     6. Payment pursuant to the Plan of Allocation set forth above shall be conclusive against all Authorized Claimants. No Person shall have any claims against Plaintiffs' Class Counsel or any Claims Administrator or other agent designated by Plaintiffs' Class Counsel, based on distributions made substantially in accordance with the Stipulation and the Settlement contained therein, the Plan of Allocation, or further orders of the Court. The Defendants, the Released Persons, and Defendants' counsel shall have no responsibility for, control over or liability whatsoever for the investment or distribution of the Settlement Fund, the Net Settlement Fund, the Plan of Allocation or the determination, administration, calculation or payment of Claims, the Administrator's performance or non-performance of its assigned duties, or any losses incurred in connection therewith. All class members who fail to complete and file a valid and timely Proof of Claim shall be barred from participating in distributions from the Settlement Fund (unless otherwise ordered by the Court), but otherwise shall be bound by all of the terms of this Stipulation including the terms of any judgment entered and the releases given.

     7. The Settlement Fund, less any deductions for attorneys' fees and costs and expenses allowed by the Court and taxes due, shall be maintained by the Claims Administrator as provided in the Stipulation.

     8. Upon final determination of all amounts from the Net Settlement Fund payable to Authorized Claimants, the Claims Administrator shall, subject to Court approval, return to Defendants all amounts remaining in the Net Settlement Fund.

     9. The Equitable Settlement provided to the Equitable Settlement Class which forms a part of this Settlement is more fully described in the Equitable Class Notice, but generally consists of the extension of the operating lives of PLM Equipment Growth Fund V, PLM Equipment Growth Fund VI and PLM Equipment Growth and Income Fund VII, such that the General Partner of each Fund will be permitted to reinvest cash flow, surplus partnership funds or retained proceeds in Equipment, as contemplated in
     Section 2.02(r) of each of the Fund V and Fund VI Partnership Agreements and Section 2.02 (q) of the Fund VII Partnership Agreement into the year 2004, and will liquidate the Funds' Equipment no later than 2006. Additional equitable relief to the Equitable Settlement Class will be distributions to be received by the Equitable Class Members during its respective Extension Period, and other benefits agreed to by Defendants, provided that all requisite approvals and conditions for this relief are obtained or met. You are encouraged to review the Equitable Class Notice for a fuller description of the terms of this Equitable Settlement.

     10. The Settlement is conditioned upon the occurrence of a number of events, which are subject to waiver. Those events include: (1) entry of the Judgment by the Court as provided for in the Stipulation; and (2) expiration of the time to appeal from the Judgment. If, for any reason, any of the conditions are not met, the Stipulation may be terminated and, if terminated, will become null and void, and the Settling Parties will be restored to their respective positions as of prior to the execution of the Stipulation of Settlement. In such event, the Stipulation described herein will also be null and void.

                         IV. BENEFITS OF THE SETTLEMENT

     The Parties conducted extensive discovery and investigation during the prosecution of the Actions. This discovery and investigation has included inter alia, (i) inspection and analysis of voluminous documents, including Defendants' and broker-dealers internal marketing and sales material, solicitations, public filings, annual reports and other public statements;
     (ii) Plaintiffs' Class Counsel's interviews with numerous investors; (iii) research of applicable law with respect to the claims asserted in the Actions and the potential defenses thereto; and (iv) litigation of those claims.

     Plaintiffs believe that the claims asserted in the Actions have merit. However, Plaintiffs' Class Counsel recognize and acknowledge the uncertain outcome and the risk of any litigation, especially in complex actions such as this Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs' Class Counsel have also taken into account the expense and length of continued proceedings necessary to prosecute the Action through trial and appeals. Plaintiffs' Class Counsel believe that, in consideration of all the circumstances and after prolonged and serious arm's-length negotiations with Defendants, the proposed Monetary Settlement embodied in the Stipulation is fair, reasonable and adequate and confers substantial benefits on, and is in the best interests of, the Monetary Class and each of the Monetary Settlement Class Members.

     Defendants have denied and continue to deny all liability with respect to any and all of the facts or claims alleged in the Action. Defendants have denied and continue to deny the allegations that Defendants misrepresented or concealed the risks, costs or characteristics of securities investments made through Defendants, or that the Monetary Class suffered any injury for which it is legally entitled to relief. There has been no determination adverse to any of the Defendants by any court as to the merits of the claims asserted by Plaintiffs.

     Defendants have nonetheless concluded that it is desirable that the Action be settled on the terms embodied in the Stipulation. Defendants reached that conclusion after: (1) analyzing the factual and legal issues in the Action; (2) determining that further conduct of the Action through trial and any appeals that might be taken would be protracted and expensive; and
     (3) considering the benefits to Defendants of resolving the Action, including limiting further expense, inconvenience and distraction, disposing of burdensome and protracted litigation, and permitting Defendants to conduct their business unhampered by the distractions of continued litigation. Defendants also determined to settle the Action after taking into account the uncertainty and risks inherent in any litigation, especially in protracted and complex cases such as the Action.

               V. THE RIGHTS OF MONETARY SETTLEMENT CLASS MEMBERS

     If you are a member of the Monetary Settlement Class, you may receive the benefit, and you will be bound by the terms, of the proposed Settlement described in this Notice, upon the Court's approval of the Monetary Settlement. If you wish to remain a Monetary Settlement Class Member, you need do nothing and your rights will be represented by Plaintiffs' Class Counsel. If you wish, you may enter a legal appearance individually or through your own counsel at your own expense. IN ORDER TO BE ELIGIBLE TO PARTICIPATE IN THE DISTRIBUTION OF SETTLEMENT PROCEEDS, YOU MUST TIMELY FILE A PROOF OF CLAIM AND RELEASE AS DESCRIBED IN SECTION III (4)-(5) ABOVE.

     If you do not wish to be included in the Monetary Class and you do not wish to participate in the proposed Monetary Settlement described in this Notice, you must request to be excluded. If you exclude yourself, you will not receive any share of any settlement fund distribution and you will not be bound by the dismissals and releases provided by the proposed Settlement. If you wish to be excluded, you must send a written request postmarked no later than __________, ______ and addressed as follows:

     Gilardi & Co.
     PO Box 8040
     San Rafael, CA 94912-8040

     The request for exclusion must state: (1) your name, address and telephone number; (2) the Funds you purchased during the Class Period from or through Defendants; (3) the account number for the accounts in which the investment was made; (4) the dates on which they were purchased, conveyed or sold by you (if applicable); (5) the number of Units purchased and sold by you; (6) the prices at which these investments were purchased and sold by you; and
     (7) that you wish to be excluded  from the Monetary  Class.  NO REQUEST FOR
     EXCLUSION WILL BE CONSIDERED VALID UNLESS IT IS TIMELY AND ALL OF THE INFORMATION DESCRIBED IN THE PRECEDING PARAGRAPH IS INCLUDED IN ANY SUCH REQUEST.

     If you validly request exclusion from the Monetary Class: (a) you will be excluded from the Monetary Class; (b) you will not share in the proceeds of the proposed Monetary Settlement; (c) you will not be bound by the Judgment; and (d) you will not be precluded, by reason of your decision to request exclusion from the Monetary Class, from otherwise prosecuting an individual claim, if timely, against Defendants based on the matters complained of in the Action. CIVIL ACTION NO. 97-0177-BHC



                           VI. DISMISSALS AND RELEASES

     If the proposed Monetary Settlement is approved by the Court, the Court will enter a Final Judgment and Order of Dismissal of the Action ("the Judgment"). The Judgment will dismiss the Action, and all claims alleged therein, with prejudice as to all Monetary Settlement Class Members who have not submitted valid and timely requests for exclusion.

     The Judgment will also provide that Representative Plaintiffs and all Monetary Settlement Class Members who have not submitted valid and timely requests for exclusion from the Monetary Class release and forever discharge the Released Parties from any and all causes of action, claims, demands, rights to reimbursement, injunctive relief, disgorgement or restitution or any other rights or liabilities, whether based on federal, state or local law, statute, ordinance, regulation, contract, common law or any other source, including, without limitation, claims arising under
     Section 10(b) of the Securities Exchange Act of 1934, Section 20 of the Securities Exchange Act of 1934, fraud, negligent misrepresentation, negligence, gross negligence, professional negligence, negligent supervision, breach of duty of care, breach of duty of loyalty, breach of duty of candor, breach of fiduciary duty, fiduciary abuse, mismanagement, breach of contract, unjust enrichment, conversion, conspiracy, California Business and Professions Code ss.ss. 17200 and 17500 or under any other similar statute or law of any other jurisdiction invasion of privacy or negligent supervision, including Unknown Claims (as defined above) that have been or could or might have been alleged in any pleading or amended pleading in the Actions based upon, related to or arising out of the purchase, acquisition, sale, assignment, exchange, redemption, transfer or ownership of any Units in the Funds during the Class Period, including without limitation any claims relating to the adequacy, accuracy or completeness of any disclosure statement, or representation made orally or in writing, explicit or implicit, relating to the nature, characteristics, risks, appropriateness, suitability, descriptions, fees or operation of the Funds sold by or through Defendants. With respect to any and all Released Claims, upon the Effective Date (as defined in the Stipulation), Representative Plaintiffs and the Monetary Settlement Class Members who have not submitted valid an exclusion from the Class, shall further be deemed to and by operation of the Judgment shall waive and relinquish, to the fullest extent permitted by law, the provisions, rights and benefits of
     Section 1542 of the California Civil Code, which provides that:

                      A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

                      Also with respect to any and all Released Claims, the Representative Plaintiffs and the Monetary Settlement Class Members shall be deemed to, and upon the Effective Date and by operation of the Judgment shall, waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Section 1542 of the California Civil Code.

                      Representative  Plaintiffs  and  all  Monetary  Settlement
Class Members will be permanently barred and enjoined from commencing, prosecuting or participating in any recovery in any action (other than participation in the Settlement as provided for in the Stipulation) in any forum in which any of the Released Claims or any claims arising out of, relating to, or in connection with the defense or resolution of the Actions or the Released Claims is asserted against the Released Parties.

                      In connection with the Settlement, Plaintiffs' Class Counsel will also file a Notice of Voluntary Dismissal with Prejudice of the California Action and shall use their best efforts to obtain an order from the California court which acknowledges that dismissal with prejudice.

                      All Monetary Settlement Class Members who do not exclude themselves from the Monetary Class (even if they choose not to share in the distribution of the Net Settlement Fund) will be deemed to have released and forever discharged the Released Parties from all Released Claims whether or not they execute a Proof of Claim.

                      The Monetary Settlement Class Members may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Released Claims, but the Monetary Settlement Class Members, upon the Effective Date, shall be deemed to have, and by operation of the Final Order and Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, including "Unknown Claims", known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.

                      Following receipt of preliminary approval by the Court, pending final determination of whether the Settlement should be approved, no one of the Representative Plaintiffs, Monetary Settlement Class Members, or Plaintiffs' Class Counsel, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any Court or tribunal asserting any of the Released Claims.

                      In the event that any Monetary Settlement Class Member shall thereafter bring any action involving any Released Claim against any Released Person, such Monetary Settlement Class Member shall indemnify any such Released Person who may be made a defendant in any such litigation against any liability or expense arising from any such litigation, whether by reason of contribution, indemnity, attorneys' fees, defense costs or any other liability, cost, fee or expense.

                             VII. FEES AND EXPENSES

                      Plaintiffs' Class Counsel will apply to the Court for an award of attorneys' fees consisting of: (a) a share of the Settlement Fund's $6 million, to be set by the Court and not to exceed one-third of the Settlement Fund, and reimbursement of litigation expenses and disbursements actually incurred, together with interest earned on said sums, (the "Monetary Class Fee and Expense Award") and (b) a percentage of the cash distributions received by the Equitable Settlement Class Members in excess of a 12% rate of return for the period of the extension of the operating lives of the Funds and received by the Equitable Settlement Class Members (the Equitable Class Fee and Expense Award), as more fully set forth in the Notice to Members of the Equitable Settlement Class. The Settlement Fund will be reduced by the payment of the Monetary Class Fee and Expense Award, but not by the Equitable Class Fee and Expense Award (except that Plaintiffs' Class Counsel's expenses in connection with the Equitable Settlement may be reimbursed from the Cost Fund and, if necessary, from the Settlement Fund).

                VIII. RIGHT TO BE HEARD AT THE SETTLEMENT HEARING

                      A hearing (the "Settlement Hearing") will be held before The Honorable William Brevard Hand, United States District Court Southern District of Alabama, at 113 St. Joseph Street, Mobile, Alabama 36602, on _______________, for the purpose of determining whether a judgment and/or orders should be entered: (1) approving the proposed Monetary and Equitable Class Settlements as fair, reasonable and adequate; (2) dismissing the Alabama Action with prejudice; (3) approving the Plan of Allocation; (4) awarding Plaintiffs' Class Counsel attorneys' fees, costs and expenses; and (5) barring Plaintiffs and Class Members from prosecuting, pursuing, or litigating any of the Released Claims against any of the Released Parties. The Settlement Hearing may be continued or adjourned from time to time by the Court at the Settlement Hearing or any continued or adjourned session thereof without further notice. Moreover, the Monetary Settlement and Equitable Settlement may be considered separately by the Court. Although the Equitable Settlement will be terminated if the Monetary Settlement is not approved, the Monetary Settlement may be approved even if the Equitable Settlement is not approved.

                      Any Monetary Settlement Class Member who has not validly and timely requested to be excluded from the Monetary Settlement Class may appear at the Settlement Hearing and be heard on any of the foregoing matters; provided, however, that no such Monetary Settlement Class Member shall be entitled to object to the foregoing matters unless they have filed their opposition in writing (together with any brief or other papers in support of any such objection) with the Court, on or before __________, showing service of all such papers, by hand or with postmark on or before __________, on Plaintiffs' Class Counsel and on Defendants' counsel at the following addresses:

Clerk of the Court           Plaintiffs' Co-Counsel     Defendants' Counsel
United States District Court HANZMAN, CRIDEN,           FARELLA, BRAUN
113 St. Joseph Street        CHAYKIN, PONCE             & MARTEL, L.L.P.
Mobile, Alabama 36602        & HEISE, P.A.              Neil A. Goteiner
                             Michael A. Hanzman         C. Brandon Wisoff
                             Michael E. Criden          Claudia E. Lewis
                             Alan H. Rolnick            Russ Bldg., 30th Floor
                             2100 First Union           235 Montgomery Street
                             Financial Center           San Francisco, CA
                             200 South Biscayne Blvd.   94104
                             Miami, FL 33131            415-954-4400
                             305-579-1222

                                                        HAND ARENDALL,
                                                        L.L.P.
                                                        Douglas L. McCoy
                                                        Post Office Box 123
                                                        Mobile, Alabama
                                                        36601
                                                        334-432-5111

                      Any objection should demonstrate the objecting person's membership in the appropriate class and contain a statement of the reasons for the objection. Any Monetary Settlement Class Member who does not make their objection or opposition in the manner provided shall be deemed to have waived all objections and opposition to the foregoing matters, unless the Court orders otherwise.

                            IX. EXAMINATION OF PAPERS

     This Notice is only a summary of the terms of the proposed Monetary Settlement and does not describe all of the details of the Stipulation. For a more detailed statement of the matters discussed in this Notice, you may desire to review the Stipulation filed with the Court, as well as other matters of record in the Actions, which may be inspected at the office of the Clerk of the Court, at the United States Courthouse, 113 St. Joseph Street, Mobile, Alabama 36602, between 9:00 a.m. and 4:00 p.m. of each business day. In addition, you may contact the Claims Administrator, Gilardi & Co., P O Box 8040, San Rafael, CA, 94912-8040, or call toll free, 1-800-XXX-XXXX for further information.

     PLEASE DO NOT CALL THE COURT.

     DATED:






     BY ORDER OF THE UNITED STATES DISTRICT
     COURT FOR THE SOUTHERN DISTRICT OF ALABAMA

                                       UNITED STATES DISTRICT COURT
                                       SOUTHERN DISTRICT OF ALABAMA

     DANIEL KOCH;  GLAN RAWLS;
     LESLIE  WALKER;  LARRY LEVIN;
     WILLIAM POLT; and
     CHARLES  LEO; on their own
     behalf and on behalf of all
     class  members  similarly
     situated,

     Plaintiffs,

              v.

     PLM INTERNATIONAL, INC.;
     PLM FINANCIAL SERVICES, INC.;
     PLM INVESTMENT MANAGEMENT, INC.;
     PLM TRANSPORTATION EQUIPMENT CORPORATION;
     and PLM SECURITIES CORP.;

     Defendants.
                                                                     /
     CIVIL ACTION NO. 97-0177-BHC



              NOTICE OF PENDENCY OF CLASS LITIGATION, CLASS ACTION
                DETERMINATION FOR THE EQUITABLE SETTLEMENT CLASS,
               PROPOSED SETTLEMENT AND SETTLEMENT FAIRNESS HEARING

     TO: ALL INVESTORS, LIMITED PARTNERS, ASSIGNEES, OR UNIT HOLDERS WHO ON ___________ ______, HELD ANY UNITS IN PLM EQUIPMENT GROWTH FUND V, PLM EQUIPMENT GROWTH FUND VI, OR PLM EQUIPMENT GROWTH AND INCOME FUND VII, AND THEIR ASSIGNS AND SUCCESSORS IN INTEREST (THE EQUITABLE SETTLEMENT CLASS).

     PLEASE READ THIS NOTICE CAREFULLY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF THE EQUITABLE CLAIMS OF THIS LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

              YOU ARE HEREBY NOTIFIED, pursuant to Rule 23 of the Federal Rules of Civil Procedure, and an Order of the United States District Court of the
Southern District of Alabama (the "Court"), that a settlement of the above captioned class action and a parallel class action in state court in California, (collectively the "Action") has been reached. This Notice will inform you of: (a) the proposed settlement of equitable claims in this Action (the "Equitable Settlement"), (b) the relationship between the Equitable Settlement and the Monetary Settlement (described below) in this Action, and (c) that a hearing will be held before the Honorable William Brevard Hand, United States District Court for the Southern District of Alabama, located at 113 St. Joseph Street, in Room ___, Mobile Alabama on _______, 1999 (the "Settlement Hearing"), to determine whether the proposed settlement of both the Equitable and Monetary Settlements (the "Settlement") of the Action is fair, reasonable and adequate, and for purposes of determining the amount and method of payment of attorneys' fees and reimbursement of expenses to be awarded to Plaintiffs' Class Counsel. In its Order of , 1999, the Court granted preliminary approval of the Stipulation of Settlement dated February 12, 1999 and the exhibits incorporated therein, subject to further confirmation at the Settlement Hearing.

              The Equitable Settlement is conditioned upon final approval by the Court at the Settlement Hearing. In addition to Court approval of the Settlement, approval of the proposed amendments to the respective partnership agreements is necessary to implement and effectuate the Equitable Settlement. Considering each Fund individually, if a majority of the Units held by Limited Partners eligible to vote are voted against the proposed amendments to the Partnership Agreement, the Equitable Settlement will not be implemented for that Fund. By way of summary, if approved and implemented, the Equitable Settlement will generally result in:

              I. the extension of the operating lives of PLM Equipment Growth Fund V ("Fund V"), PLM Equipment Growth Fund VI ("Fund VI"), and PLM Equipment Growth and Income Fund VII ("Fund VII") (collectively, the "Funds") through 2006 (the "Extension Period");

              II. the deferred payment of 25% of the General Partner's Equipment Management Fee (the "Deferred Management Fee") for each Fund during a portion of the extended lives of the Funds, which deferred amounts will be paid to the General Partner only when, and if, the performance target for such Fund during the Extension Period is reached , as discussed in Section IV below;

              III. the repurchase by each of the Funds from Equitable Settlement Class Members electing to have their shares repurchased, of up to ten percent (10%) of each Fund's respective outstanding Units at a repurchase price of eighty percent (80%) of the Fund's net asset value per Unit as of the fiscal quarter immediately preceding [add the last day by which Repurchase Request must be returned]. To the extent that Equitable Settlement Class Members request that a Fund repurchase more than ten percent of its outstanding Units, the Fund will repurchase up to ten percent of its outstanding Units, pro-rata, and as more fully discussed below.

              IV. the amendment of each of the Fund's respective Partnership Agreements to effectuate the above provisions, as more fully described below;

              V. the dismissal of the Action and the release of the Released Claims (as defined below) as against Defendants and other Released Parties (as defined below). A more detailed description of the terms of the Settlement is contained below and in the Solicitation Statement to be furnished separately by the Funds, and

              VI. the contingent award of Plaintiffs' Class Counsel's fees for the Equitable Settlement from each Fund, which fees will be paid to Plaintiffs' Class Counsel only when, and if, the performance target for such Fund during the Extension Period is reached, as discussed in Section IV, below.

              IF THE COURT GRANTS FINAL APPROVAL TO THE PROPOSED EQUITABLE SETTLEMENT, YOU WILL BE BOUND BY THIS SETTLEMENT, WHICH WILL CONFER CERTAIN BENEFITS UPON YOU AND WILL AFFECT YOUR RIGHTS AS AN INVESTOR IN ONE OR MORE OF THE FUNDS, AND ANY CLAIM YOU HAVE OR MAY HAVE AGAINST THE DEFENDANTS AND THE RELEASED PARTIES FOR RELIEF OR CONCERNING THE TRANSACTIONS CONTEMPLATED BY THE EQUITABLE SETTLEMENT WILL BE RELEASED.

              ALTHOUGH EQUITABLE SETTLEMENT CLASS MEMBERS MAY NOT REQUEST EXCLUSION ("OPT OUT") FROM THE EQUITABLE SETTLEMENT CLASS, ALL UNITHOLDERS AS OF , 1999 HAVE THE RIGHT TO OBJECT TO OR COMMENT UPON THE SETTLEMENT AND TO HAVE ANY SUCH OBJECTIONS CONSIDERED BY THE COURT IN CONNECTION WITH THE COURT'S DETERMINATION OF WHETHER OR NOT TO FINALLY APPROVE THE EQUITABLE SETTLEMENT, PROVIDED THAT YOU MAKE SUCH OBJECTION OR COMMENT IN ACCORDANCE WITH THE TIME LIMITS AND PROCEDURES -------------------- DESCRIBED IN SECTION IX BELOW.

              IN  ADDITION,  LIMITED  PARTNERS IN ANY OF THE FUNDS ALSO HAVE THE
RIGHT TO VOTE AGAINST THAT FUND'S ADOPTION OF PROPOSED AMENDMENTS TO ITS PARTNERSHIP AGREEMENT, WHICH AMENDMENTS ARE NECESSARY TO IMPLEMENT AND EFFECTUATE THE EQUITABLE SETTLEMENT, BY SUBMITTING A VOTE IN RESPONSE TO THE SOLICITATION STATEMENT FURNISHED SEPARATELY BY THE FUNDS.

              IF YOU ARE A LIMITED PARTNER ELIGIBLE TO VOTE (SEE SECTION , ss.2.11 BELOW) AND YOU FAIL TO COMPLETE AND RETURN THE VOTING FORM WHICH ACCOMPANIES THE SOLICITATION STATEMENT, YOUR UNITS WILL BE TREATED AS IF THEY HAD BEEN VOTED IN FAVOR OF ADOPTION OF THE PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT.

              YOU DO NOT HAVE TO DO ANYTHING IN RESPONSE TO THIS NOTICE OF THE ACCOMPANYING SOLICITATION STATEMENT IF YOU DO NOT HAVE ANY OBJECTIONS TO THE EQUITABLE SETTLEMENT. HOWEVER, IF YOU DESIRE TO OFFER YOUR UNITS FOR REPURCHASE YOU MUST TIMELY COMPLETE AND RETURN THE ACCOMPANYING REPURCHASE REQUEST (SEE
SECTION III(1)(d) BELOW).

              IN ADDITION TO THIS PROPOSED SETTLEMENT WITH RESPECT TO THE EQUITABLE SETTLEMENT CLASS, THE COURT HAS ALSO SEPARATELY CERTIFIED FOR SETTLEMENT PURPOSES A DIFFERENT CLASS IN THE ACTION (THE "MONETARY SETTLEMENT CLASS") GENERALLY CONSISTING OF ALL PERSONS OR ENTITIES WHO PURCHASED OR RECEIVED BY WAY OF ASSIGNMENT OR TRANSFER UNITS IN PLM EQUIPMENT GROWTH FUND IV, FUND V, FUND VI, OR FUND VII BETWEEN MAY 23, 1989 AND , 1999 (THE "CLASS PERIOD"), AND THEIR SUCCESSORS OR ASSIGNS, SUBJECT TO CERTAIN EXCLUSIONS. YOU ARE ALSO A MEMBER OF THE MONETARY SETTLEMENT CLASS, UNLESS YOU CHOOSE TO EXCLUDE YOURSELF FROM THAT CLASS. THE MONETARY SETTLEMENT PROVIDES FOR MEMBERS OF THE MONETARY SETTLEMENT CLASS TO RECEIVE A CASH PAYMENT SEPARATE AND APART FROM THE EQUITABLE RELIEF BEING AFFORDED TO THE EQUITABLE SETTLEMENT CLASS. YOU SHOULD BE RECEIVING BOTH THIS NOTICE AND THE SEPARATE NOTICE THAT IS BEING SENT TO MONETARY SETTLEMENT CLASS MEMBERS WHICH DESCRIBES IN DETAIL THE NATURE OF THAT PROPOSED MONETARY SETTLEMENT. IF YOU HAVE NOT RECEIVED THE MONETARY CLASS NOTICE, CONTACT THE CLAIMS ADMINISTRATOR AT GILARDI & CO., POST OFFICE BOX 8040, SA-8040, [INSERT 800 #] TO REQUEST A COPY.

              IF, AFTER HAVING READ THIS NOTICE, YOU HAVE QUESTIONS OR COMMUNICATIONS CONCERNING THE EQUITABLE SETTLEMENT, THE SETTLEMENT FAIRNESS HEARING OR ANY OF THE INFORMATION CONTAINED IN THIS NOTICE YOU MAY CALL OR WRITE GILARDI & CO.

DO NOT WRITE OR TELEPHONE THE COURT.

              This Notice (the "Notice") is not intended to be, and should not be construed as, an expression of any opinion by the Court with respect to the truth of the allegations in the Action or the merits of the claims or defenses asserted. This Notice is to advise you of the pendency of the Action and the proposed settlement thereof and of your rights in connection therewith.

                                  I. THE ACTION

              On January 22, 1997, six named plaintiffs filed an action against Defendants PLM International, Inc., PLM Financial Services, Inc., PLM Investment Management, Inc., PLM Transportation Equipment Corporation, and PLM Securities Corp. (the "Defendants") in Alabama state court. On March 6, 1997, Defendants removed the state court action to the United States District Court for the Southern District of Alabama, Southern Division, before The Honorable William Brevard Hand (the "Alabama Action"). On May 28, 1997, another representative plaintiff filed an action in California state court, styled Romei vs. PLM International, Inc., et al., in the Superior Court for the State of California (No. 987062) (the "California Action") which is currently pending in that court. (The California and Alabama Actions are referred to collectively as the "Action", or the "Litigation", and the plaintiffs in both cases are referred to collectively as "Plaintiffs"). The parties in the California Action have agreed to stay that case pending settlement of the Alabama Action. Upon final approval by the Court of this Stipulation, the plaintiff in the California Action will dismiss the California Action with prejudice.

              Plaintiffs, on behalf of themselves and all others similarly situated, allege that Defendants (1) participated in and pursued a common scheme and a continuous course of conduct of obtaining money from Plaintiffs and the other Class Members by organizing, marketing and operating the Funds through fraud and in breach of their respective fiduciary duties for their own benefit;
(2) fraudulently induced Plaintiffs to invest in the Funds; (3) breached their fiduciary duties to Plaintiffs and the Class in their selection and/or liquidation of investments for the Funds; (4) breached their fiduciary duties by failing to exercise due care in selecting investments for the Funds; and (5) created and disseminate standardized offering materials that omitted material facts or misstated material facts. Plaintiffs alleged eight causes of action against Defendants for (1) Fraud and Deceit; (2) Suppression; (3) Negligent Misrepresentation and Suppression; (4) Intentional Breach of Fiduciary Duty; (5) Negligent Breach of Fiduciary Duty; (6) Unjust Enrichment; (7) Conversion; and
(8) Conspiracy.

         In connection with the proposed Settlement of the Action, on February 12, 1999 the parties signed a Stipulation providing that the Court could enter an order certifying two classes in this Action for settlement purposes. The class which is the subject of this Notice and the Solicitation Statement, is called the Equitable Settlement Class and is a non-opt-out class certified by court order dated ___________, 1999 under Federal Rule of Civil Procedure 23(b)(1) and (2) consisting of: All investors, Limited Partners, assignees or Unit holders who on _____________ held any Units in PLM Equipment Growth Fund V ("Fund V"), PLM Equipment Growth Fund VI ("Fund VI"), or PLM Equipment Growth and Income Fund VII ("Fund VII"), (collectively, the "Funds") and their assigns and successors in interest.

         The other class involved in the Settlement is the Monetary Settlement Class which is the subject of a separate notice. The Monetary Settlement Class generally includes (with certain exclusions) purchasers, transferees, or assignees of Units in PLM Equipment Growth Fund IV ("Fund IV"), Fund V, Fund VI, and Fund VII between May 23, 1989 and __________, 1999. Members of the Monetary Settlement Class will be entitled, among other things, to share in a six million dollar ($6,000,000) cash settlement fund. Persons may be members of both the Equitable Settlement Class and the Monetary Settlement Class. In order to participate in the Monetary Settlement Class cash settlement fund, you must timely file a Proof of Claim and Release which accompanies the Monetary Settlement Class Notice.

                                 II. DEFINITIONS

     In addition to the foregoing defined terms, and such other terms as may be defined later in this Notice, the following terms have the meanings specified below:

              1. "Authorized Claim" means the claim of any Authorized Claimant pursuant to the Monetary Settlement.

              2. "Authorized Claimant" means any Monetary Settlement Class Member whose Claim has been allowed pursuant to the terms of the Stipulation and the Claims Administration Protocol.

              3. "Claims Administrator" means Gilardi & Co. or any other replacement Administrator.

              4. "Defendants" means PLM International, Inc., PLM Financial Services, Inc., PLM Investment Management, Inc., PLM Transportation Equipment Corporation, and PLM Securities Corp.

              5. "Effective Date for Equitable Settlement" means the first date by which all of the events and conditions specified in Section III herein and inss.ss.3.3, 3.4, 3.6, and those relevant sections ofss.11.2(a) of the Stipulation have been met and have occurred.

              6. "Equitable Settlement" means that portion of the Stipulation that relates to the Settlement of the claims of the Equitable Settlement Class, including the extension of the operating lives of Funds V, VI and VII, as more detailed in Section V below.

              7. "Equitable Settlement Class" means all investors, Limited Partners, assignees or Unit holders who, as of____________, 1999 held Units in PLM Equipment Growth Fund V, PLM Equipment Growth Fund VI, or PLM Equipment Growth and Income Fund VII, and their assigns and successors in interest (also referred to herein as the "Class").

              8. "Extension Period" means the period from January 1, 1999 through 2006, by which the Equitable Settlement and Final Order and Judgment extends the operating lives of Funds V, VI and VII.

              9. "Final" means: (i) the date of final affirmance on an appeal of either or both of the Final Orders and Judgments, (if Judgments are appealed and affirmed on appeal) the expiration of the time for a petition for a writ of certiorari to review either or both of the Final Orders and Judgments and, if certiorari be granted, the date of final affirmance following review pursuant to that grant; or (ii) the date of final dismissal of any appeal from, or proceeding seeking certiorari review of, either or both of the Final Orders and Judgments; or (iii) if no appeal is filed, the expiration date of the time for the filing or noticing of any appeal from the Court's Final Orders and Judgments approving the Stipulation, all as determined under the Federal Rules of Civil Procedure. Any proceeding, order, appeal or petition for a writ of certiorari pertaining solely to an application for or award of attorneys' fees, costs or expenses, shall not in any way delay or preclude the Final Orders and Judgments from becoming final.

              10. "Final Orders and Judgments" means the judgments to be entered by the Court with respect to the Monetary and Equitable Settlements.

              11. "Limited Partner" means (1) a person who purchased Units in the initial offering of a Fund, was accepted as a Limited Partner under the terms of the Fund's partnership agreement and who owned Units as of _____________, 1999 and (2) the assignees and successors in interest of Limited Partners who have been accepted as substitute Limited Partners under the terms of the partnership agreement and who owned Units as of , 1999.

              12. "Monetary Settlement Class Member" means a Person (as defined herein) who falls within the definition of the Monetary Settlement Class and who has not validly and timely requested exclusion from the Monetary Settlement Class, as provided in Section IV below.

              13. "Monetary Settlement" means that portion of this Stipulation that relates to the Settlement of the claims of the Monetary Settlement Class and provides for payments to the Monetary Settlement Class out of the Net Settlement Fund.

              14. "Monetary Settlement Class" means all investors, Limited Partners, assignees or Unitholders who purchased or received by way of transfer or assignment any Units in PLM Equipment Growth Fund IV, PLM Equipment Growth Fund V, PLM Equipment Growth Fund VI, and PLM Equipment Growth and Income Fund VII (collectively the "Funds") during the period from May 23, 1989 through , 1999("Monetary Settlement Class Period"), together with their assigns and successors in interest. ------------------- Excluded from the Monetary Settlement Class are:

              (a) each and every person or entity whose claims against the Defendants with respect to all the Funds invested in by that person or entity have been finally adjudicated in litigation or arbitration, before any court or arbitration tribunal;

              (b) all persons or entities that have entered into valid releases with the Defendants with respect to any or all of the wrongs alleged in the
Action:

              (c)   Defendants,   their  control   persons,   subsidiaries   and
affiliates, employees, members of their immediate families and their legal representatives, heirs, successors or assigns; and

              (d) those persons who timely and validly request exclusion from the Monetary Settlement Class.

              15. "Monetary Settlement Distribution Date" means the tenth business day following the date on which the Claims Administrator serves its Initial Distribution Report on the signatories to the Stipulation.

              16. "Net Settlement Fund" means the Settlement Fund for the Monetary Settlement Class after deduction of all fees, costs, expenses, taxes and other charges in accordance with the Stipulation.

              17. "Person" means individual, corporation, partnership, limited partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assigns.

              18. "Plaintiffs' Class Counsel" means all counsel representing the Representative Plaintiffs and Settlement Class Members who are a signatories to the Stipulation.

              19. "Plan of Allocation" means the plan of allocation of the Settlement Fund whereby the Net Settlement Fund shall be distributed to Authorized Claimants.

              20. "Proof of Claim and Release" means the proofs of claim and release that Monetary Settlement Class Members are required to complete pursuant to the Stipulation.

              21. "Related  Parties" means each of a Defendant's past or present directors, officers, employees, partners, principals, agents, insurers, co-insurers, reinsurers, controlling shareholders, attorneys, accountants, personal or legal representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, related or affiliated entities, any entity in which any Defendant has a direct or indirect controlling interest, and all such related parties' heirs, members of their immediate families or any trust of which any Defendant is the settler or which is for the benefit of any Defendant and/or member(s) of his family.

              22. "Released Claims" means any and all claims or causes of action, including "Unknown Claims" as defined herein, demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, asserted or that might have been asserted, including without limitation, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, breach of contract, or violations of any state or federal statutes, rules or regulations, by the Representative Plaintiffs, the Monetary Settlement Class Members, or any of them, and their successors and assigns, whether directly, representatively, derivatively or in any other capacity, based upon or related to any transaction between Defendants and any Monetary Settlement Class Member involving the Funds or the Units during the Class Period against all Defendants and all other entities and persons, including specifically any and all broker-dealers or other third parties involved in such sale or purchase. Released claims specifically means all claims and potential claims arising out of: (a) the marketing, sale, purchase or transfer of the Funds' limited partnership Units: (b) the operation, oversight, monitoring or management of, any of the Funds until the date of final approval of the Monetary Settlement against all Defendants and all other entities and persons, including specifically any and all broker-dealers or other third parties involved in such sale or purchase: or (c) any challenge to the Stipulation by Monetary and/or Equitable Class Members and their successors and assigns, whether directly representatively or derivatively or in any other capacity, however, are not by this Settlement releasing (a) potential claims arising out of alleged future mismanagement of the Funds that (1) occur after the date of the Court's final approval of the Settlement, and (2) are not related to, or derived from, the Action's presently pled mismanagement claims; or (b) potential claims to enforce the terms of this Settlement.

              23. "Released Persons" means each and all of the Defendants and their Related Parties, and all other entities and persons, including specifically Defendants' insurers, any and all broker-dealers or other third parties involved in the sale or purchase of the limited partnership interests, including their past or present officers, directors, shareholders, partners, agents, employees, attorneys, advisors, accountants, representatives, successors, or assigns.

              24. "Representative Plaintiff(s)" means Daniel Koch, Glan Rawls, Lois Romei, Leslie Walker, Larry Levin, William Polt, and Charles Leo acting on behalf of themselves or on behalf of the Monetary and/or Equitable Settlement Class and/or the Monetary and/or Equitable Settlement Class Members.

              25. "Settlement Fund" means the sums to be delivered to the Claims Administrator and held in an interest-bearing escrow account for the benefit of the Monetary Settlement Class Members.

              26. "Settlement Hearing" means the hearing held by the Court on ______, 1999 to consider final approval of the Stipulation pursuant to Rule 23 of the Federal Rules of Civil Procedure.

              27. "Settling Party(ies)" means, individually or collectively, each or all of the Defendants and the Monetary and/or Equitable Settlement Class Members.

              28. "Stipulation" means the Stipulation of Settlement and all Exhibits attached hereto and the Document Letter executed by Plaintiffs' Class Counsel and counsel for Defendants, and all Exhibits thereto.

              29. "Units" means the limited partnership units in each of Funds IV, V, VI, and VII.

              30. "Unitholder" means a Person who owned Units in any of the Funds as of ________, 1999, or as of a future date where specified, whether or not such Unitholder has been accepted as a Limited Partner under the terms of the respective partnership agreement.

              31. "Unknown Claims" means any Released Claims which any Monetary Settlement Class Member does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision with respect to the Settlement.

                          III. THE PROPOSED SETTLEMENT

A settlement has been reached in the Action between the Settling Parties which Settlement is contained in the Stipulation. The following description of the Settlement is only a summary. For the full details of the proposed Settlement, you may refer to the Stipulation, which is in file with the Court.

     1.       The benefits of the Equitable Settlement include:

                      a. Extension of the operating lives of Fund V, Fund VI, and Fund VII, authorizing the General Partner of each Fund to reinvest cash flow, surplus partnership funds, or retained proceeds in equipment into the year 2004, and providing for the liquidation of the Funds' equipment no later than 2006 (the "Extension Period").

                      b. During the period January 1, 2002 through June 30, 2004 for Fund V, the period January 1, 2003 through June 30, 2005 for Fund VI, and January 1, 2005 through June 30, 2006 for Fund VII (the "Deferral Period") the General Partner will defer receipt of twenty-five percent (25%) of its Equipment Management Fee (the "Deferred Management Fee"). The Deferred Management Fee for each Fund will continue to be accrued for the benefit of the General Partner during the applicable Deferral Period but will not be earned or paid unless the stipulated performance target for such fund during the Extension Period is reached, as discussed in Section IV below. For additional discussion of the stipulated performance target, you should also review the Solicitation Statement accompanying this Notice.

                      c. If, during the Extension Period the General Partner determines that a Fund has achieved the stipulated performance target, the it may then pay itself in full the Deferred Management Fee from additional cash flow. Deferred Management Fees which are not payable to the General Partner by virtue of a Fund not achieving the stipulated performance target shall be forfeited by the General Partner and retained by that Fund for distribution to the Unitholders at the time of forfeiture.

                      d. Each Fund approving the Equitable Settlement shall offer to repurchase from Equitable Settlement Class Members an aggregate of up to ten percent (10%) of that Fund's total Units outstanding at a price equal to eighty percent (80%) of the Net Asset Value per Unit as of the fiscal quarter immediately preceding [add the last date to file the Repurchase Request]. In the event that more than ten percent of a Fund's Units are offered for repurchase, the Units offered shall be purchased by the Fund on a pro rata basis. In such event, preference will be given first to Units owned by estates, individual retirement accounts, and qualified retirement plans that purchased in the initial offering of the Fund, then to all remaining Limited Partners that purchased in the initial offering, then to all remaining Limited Partners, and then to all remaining Unitholders. In addition, Units which are offered for repurchase, but which exceed the ten percent (10%) maximum, may be purchased by the General Partner on the same financial terms with its own monies, but the General Partner will not be obligated to do so. The complete terms governing the repurchase are set forth in the Repurchase Protocol which is Exhibit C to the Stipulation.

                      e. Each Equitable Settlement Class Member who desires to offer Units for repurchase under the above repurchase provisions must timely complete and return the form entitled Repurchase Request which accompanies this Notice. The completed Repurchase Request must be sent, postmarked or received by _________, 1999 to the Claims Administrator at the address set forth in the Repurchase Request. All Equitable Settlement Class Members who fail to validly and timely complete and file the Repurchase Request shall be barred from offering their Units for repurchase (unless otherwise ordered by the Court), but otherwise shall be bound by all of the terms of the Stipulation and any Judgment entered pursuant thereto.

                      f. If not disapproved by a majority of the Units held by Limited Partners of each Fund, the provisions of Funds V, VI, and VII's respective Partnership Agreements will be amended to the extent necessary to effectuate the terms of the Equitable Settlement including, but not limited to, providing for: the extension of the operating lives of the Funds; the reinvestment of cash flow or surplus funds; the repurchase of Units by the Funds; the resolution of disputes relating to or arising from this Stipulation by the Alabama Court; the lack of Unit holder objections necessary to effectuate Partnership Agreement amendments; and the General Partner's right to continue to earn fees for the management of the Funds and the reinvestment of assets. ALL THESE PROPOSED AMENDMENTS ARE SET FORTH IN GREATER DETAIL IN THE ACCOMPANYING SOLICITATION STATEMENT AND YOU ARE ENCOURAGED TO REVIEW ALL SUCH AMENDMENTS CAREFULLY. YOU HAVE THE RIGHT TO VOTE AGAINST THESE AMENDMENTS.

2. The Stipulation also requires Defendants to pay or cause to be paid the sum of $6,000,000 (the "Settlement Fund") for the primary benefit of the Monetary Settlement Class. Defendants shall also pay $200,000 to the Claims Administrator to be used to pay notice and administrative costs associated with both the Monetary Settlement and the Equitable Settlement, (the "Cost Fund"). The terms of the Monetary Settlement, and the allocation of the Settlement Fund among the various Funds, are summarized in the Monetary Settlement Class Notice, and you are encouraged to review that Notice as well.

3. If the Equitable Settlement is approved, the Court will enter an Order and Final Judgment that will, among other things, judicially amend the Partnership Agreements, without further solicitations or consents, as may be necessary or appropriate to implement the transactions contemplated by the Equitable Settlement in accordance with the terms of the Stipulation and the Solicitation Statement.

4. (a) The Monetary Settlement and the Equitable Settlement may be presented to and considered by the Court separately. If the Monetary Settlement is not approved or does not become final for any reason, both the Monetary Settlement and Equitable Settlement will be terminated even if the Equitable Settlement has been separately approved.

                      (b) The failure of the Equitable Settlement to receive final Court approval or become Final for any other reason will not operate to terminate the Stipulation as to the Monetary Settlement or to affect or delay the finality of any judgment approving the Monetary Settlement.

5. The Equitable Settlement is also conditioned upon the occurrence of a number of events. The conditions include: (1) entry of the Order and Final Judgment by the Court as provided for in the Stipulation; and (2) expiration of the time to appeal from the Judgment. If, for any reason, any of the conditions specified in the Stipulation are not met, or waived, the Stipulation may be terminated and, if terminated, will become null and void, and the Settling Parties will be restored to their respective positions before the execution of the Stipulation.

                 IV. RECOMMENDATION OF PLAINTIFFS' CLASS COUNSEL

In the opinion of Plaintiffs' Class Counsel, the equitable relief to be provided to Equitable Settlement Class Members, as described above in Section III, is beneficial. Plaintiffs' Class Counsel believe that Defendants' offer to extend the operating lives of Fund V, Fund VI and Fund VII will provide the opportunity for the Funds to make future cash distributions to the Equitable Settlement Class Members which are greater than the cash distributions that are expected to be achieved if the Funds are liquidated on their current schedules.

Plaintiffs' Class Counsel base their opinion, in part, on their independent financial expert, Murray Devine & Co.'s ("Murray Devine") independent investigation, analysis and review of financial and other information and assumptions provided by the General Partner. Although no assurance can be given, Plaintiffs' Class Counsel has been advised that due to present conditions in the leasing and sale markets for the equipment owned by the Funds, an extension of the operating lives of the Funds presents an opportunity for the Funds to generate over the Extension Period more cash flow to the Equitable Settlement Class Members than would be received if the Funds were liquidated as scheduled.

According to the General Partner, the Extension Period will give it more flexibility to take advantage of market conditions. Plaintiffs' Class Counsel are advised that liquidating the Funds as scheduled may cause the General Partner to sell certain assets prior to realizing the full economic benefit that may be available to the Funds. Extending the operating lives of the Funds is likely to provide the General Partner with greater flexibility both to generate additional revenue from continuing to lease an asset and to determine when to sell an asset based on market conditions. In other words, the Extension Period will provide the General Partner with discretion to ride out cyclical markets, to hold or sell certain assets, to reinvest the proceeds of those assets and to make other investment decisions in an effort to improve the performance of the Funds. There can be no assurance, however, that the performance of the Funds during the Extension Period will achieve the anticipated benefits described in this Notice or that the equipment markets, looking forward, will support such results when the General Partner determines to sell assets.

The Extension of the operating lives of the Funds is expected to provide the opportunity for the Funds to make cash distributions to the Limited Partners for a longer period of time than if the Funds are liquidated as scheduled. The increased number of quarterly cash distributions resulting from the continuation of existing leases, entering into new leases and the reinvestment of cash flow in additional equipment combined with special cash distributions of proceeds from asset sales and reserves creates the benefit of the extension for the Equitable Settlement Class Members.

Under the terms of the Equitable Settlement, Plaintiffs' Class Counsel will not receive any of their court awarded fees or expenses with respect to a particular Fund unless the incremental cash flow to the limited partners during the Extension Period achieves an internal rate of return ("IRR") of at least 12% annualized, as provided for in the Stipulation and the IRR Protocol (which is Exhibit D to the Stipulation). (See Section X - Fees and Expenses, below).

In addition to the extension of the operating lives of the Funds, the Equitable Settlement Class benefits also include:

     (1) The deferral of a portion of the General Partner's equipment management fees (which will only become earned and payable in the event the IRR, during the Extension Period, reaches 10% annualized); and

     (2) Each Fund's offer to repurchase up to 10% of its outstanding Units as described above and in the accompanying Repurchase Request.

     The IRR percentages pertaining to the General Partner's Deferred Management Fee and Plaintiffs' Class Counsel's Equitable Class Fee and Expense Award earned during the extension period do not represent a percentage return on either a Unitholder's original or remaining investment in the Parntership. Rather, these IRR percentages relate to the Extension Period benefits which are calculated as the difference between the actual cash distributed to the Unitholders in each Fund during the Extension Period and cash flow which is assumed would have been received by the Unitholders (beginning with January 1, 1999), if the Fund was liquidated on its current schedule ("Assumed Cash Flow"). The IRR calculation will determine the annualized rate of return of the Extension Period benefit taking into account when the cash flows are realized, and in effect, represents a return with respect to the Assumed Cash Flow as if such Assumed Cash Flow was an investment of the Unitholders in the Fund. As an example, an IRR of 10% could result if the Extension Period benefit cash flow is positive every year from 1999 to 2006 or if the Extension Period Benefit cash flow is zero for several years (as an example, from 1999 to 2002) and then positive for several years (as an example, from 2003 to 2006). In other words, for the General Partner to begin to receive its deferred management fee, the IRR calculation in substance requires an annualized increase of at least 10% in the actual cash flow relative to the cash flow assumed to be received by the Unitholders if the Funds were to be liquidated on their current schedules. Similarly, for Plaintiff's Class Counsel to begin to receive their deferred equitable settlement attorneys' fee and expense award, the IRR calculation requires an annualized increase of at least 12% in actual cash flows relative to Assumed Cash Flows.

                                                    CIVIL ACTION NO. 97-0177-BHC


     Based upon their evaluation of the benefits and risks, Plaintiffs' Class Counsel recommend that members of Equitable Settlement Class support the proposed settlement. Defendants take no position with respect to Plaintiffs' Class Counsel's recommendation to the Class.

                          V. FORWARD LOOKING STATEMENTS

     Certain statements in this Notice and in the Stipulation relate to future events and expectations, and as such, constitute what are called "forward-looking statements." For purposes of this Settlement and your right to be heard in Court regarding this Settlement, any statements contained in this Notice or the Stipulation that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting themselves to the foregoing description, the words "believes," "anticipates," "expects," "projects," "determined" and similar expressions used in this Notice or Stipulation are intended to identify forward-looking statements. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Funds to be materially different from projected performance or achievements of the Funds expressed in this Notice or other documents relating to the Settlement of this Action. Such factors include the known and unknown risks of the business of leasing and investing in equipment set forth in your Fund's Prospectus. If you do not have a copy of the Prospectus, you may obtain one by contacting the Claims Administrator, Gilardi & Co., P O Box 8040, San Rafael, CA 94912-8040 or call toll free, 1-800-XXX-XXXX for further information. FOR A FULLER DISCUSSION OF THESE AND OTHER FACTORS THAT ARE MATERIAL TO YOUR DECISION IN CONNECTION WITH THE EQUITABLE SETTLEMENT, YOU SHOULD CAREFULLY REVIEW THE SOLICITATION STATEMENT AND, PARTICULARLY, THE DISCUSSION SET FORTH UNDER THE CAPTION "RISK FACTORS."

     VI.  SETTLEMENT NEGOTIATIONS AND THE POSITIONS OF THE PARTIES

     Counsel for the Parties engaged in extensive arm's-length negotiations that culminated in this Settlement. Plaintiffs' Class Counsel conducted extensive discovery and investigation during the prosecution of the Action to determine how best to confer a benefit upon the Equitable Settlement Class Members, in light of substantial obstacles to, and risks of, establishing liability. This discovery and investigation has included inter alia, (i) inspection and analysis of voluminous documents, including Defendants' and broker-dealers' internal marketing and sales material, solicitations, public filings, annual reports and other public statements;
     (ii) Plaintiffs' Class Counsel's interviews with numerous investors; (iii) research of applicable law with respect to the claims asserted in the Action and the potential defenses thereto; (iv) the retention of and consultation with independent financial and other experts; and (v) litigation of the claims.

     Plaintiffs' Class Counsel believe that the claims asserted in the Action have merit. However, Plaintiffs' Class Counsel recognize and acknowledge the uncertain outcome and the risk of any litigation, especially in complex actions such as this Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs' Class Counsel have also taken into account the expense and length of continued proceedings necessary to prosecute the Action through trial and appeals. Plaintiffs' Class Counsel believe that, in consideration of all the circumstances and after prolonged and serious arm's-length negotiations with Defendants, the Settlement embodied in the Stipulation is fair, reasonable and adequate and confers substantial benefits on, and is in the best of interest of, the Equitable Settlement Class and each of the Equitable Settlement Class Members.

     Defendants have denied and continue to deny all liability with respect to any and all of the facts or claims alleged in the Action. Defendants have denied and continue to deny allegations that Defendants misrepresented or concealed the risks, costs or characteristics of securities investments made through Defendants, or that the Equitable Settlement Class suffered any injury for which it is legally entitled to relief. There has been no determination adverse to any of the Defendants by any court as to the merits of the claims asserted by Plaintiffs.

     Defendants have nonetheless concluded that it is desirable that the Action be settled on the terms embodied in the Stipulation. Defendants reached that conclusion after: (1) analyzing the factual and legal issues in the Action; (2) determining that further conduct of the Action through fair trial and any appeals that might be taken would be protracted and expensive; and (3) considering the benefits to Defendants of resolving the Action, including limiting further expense, inconvenience and distraction, disposing of burdensome and protracted litigation, and permitting Defendants to conduct their business unhampered by the distractions of continued litigation. Defendants also determined to settle the Action after taking into account the uncertainty and risks inherent in any litigation, especially in protracted and complex cases such as the Action.

                      VII. RIGHTS AND OPTIONS OF EQUITABLE
                            SETTLEMENT CLASS MEMBERS

     YOU DO NOT NEED TO TAKE ANY ACTION IF YOU HAVE NO OBJECTION TO THE EQUITABLE SETTLEMENT. IF, HOWEVER, YOU WISH TO FILE AN OBJECTION WITH THE COURT YOU MUST DO SO WITHIN THE TIME AND MANNER DESCRIBED IN SECTION XI BELOW. ALL UNITHOLDERS (SEE ITEM 29 OF SECTION II DEFINITIONS) WHO ARE EQUITABLE SETTLEMENT CLASS MEMBERS HAVE THE RIGHT TO FILE AN OBJECTION. IN ADDITION, EQUITABLE SETTLEMENT CLASS MEMBERS WHO ARE LIMITED PARTNERS (SEE
     ITEM 11 IN SECTION II DEFINITIONS) MAY VOTE THEIR UNITS AGAINST THEIR FUNDS' ADOPTION OF AMENDMENTS TO THE PARTNERSHIP AGREEMENT WHICH ARE
     NECESSARY TO IMPLEMENT THE TERMS OF THE SETTLEMENT. THE PROCEDURES FOR VOTING ARE DESCRIBED IN THE ACCOMPANYING SOLICITATION STATEMENT FURNISHED BY THE FUNDS. IF FIFTY PERCENT OR MORE OF THE UNITS ELIGIBLE TO BE VOTED BY A FUND'S LIMITED PARTNERS VOTE AGAINST AMENDING A FUND'S PARTNERSHIP
     AGREEMENT,   THAT  FUND  WILL  NOT   PARTICIPATE  IN  THE  EQUITABLE  CLASS
     SETTLEMENT.

     IF YOU ARE A LIMITED PARTNER ELIGIBLE TO VOTE AND YOU FAIL TO COMPLETE AND RETURN THE VOTING FORM WHICH ACCOMPANIES THE SOLICITATION STATEMENT, YOUR UNITS WILL BE TREATED AS IF THEY HAD BEEN VOTED IN FAVOR OF ADOPTION OF THE PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT.

     IN ADDITION IF YOU DESIRE TO OFFER YOUR UNITS FOR REPURCHASE YOU MUST TIMELY COMPLETE AND RETURN THE REPURCHASE REQUEST FORM WHICH ACCOMPANIES THIS NOTICE (SEE SECTION III (1)(d) ABOVE). ALL UNITHOLDERS WHO ARE EQUITABLE SETTLEMENT CLASS MEMBERS MAY PARTICIPATE IN THE REPURCHASE SUBJECT TO THE PRIORITY SET FORTH IN SECTION III (1) (d).

     Under applicable law, Equitable Settlement Class Members may not opt out of or exclude themselves from the Equitable Settlement Class. Equitable Settlement Class Members do have the right to object to or comment on the Equitable Settlement, in whole or in part, and to have their objections considered by the Court in connection with the Court deciding whether to approve the Equitable Settlement. Equitable Settlement Class Members may also, at their own expense, appear and be heard in person or through their counsel at the Settlement Hearing.

     The procedures and requirements for timely filing valid objections and for appearing at the Settlement Hearing are described below in Section XI under the heading "The Right To Be Heard At The Settlement Hearing."

     Implementation of the Equitable Settlement as to a particular Fund requires both: (1) Court approval; and (2) the voting of less than fifty percent of the Units eligible to be voted by Limited Partners in each of the affected Funds against the necessary amendments to the Partnership Agreements.

     If fifty percent or more of the Units eligible to be voted by Limited Partners in any Fund are voted against the proposed amendments to that Fund's Partnership Agreement, then that Fund (a "Non-Participating Fund") will not participate in the equitable relief of this Settlement and will continue to operate under the terms and conditions of its existing Partnership Agreement. A Non-Participating Fund will not receive the benefits of the equitable relief, including the extension of Fund's operating life, deferral of certain General Partner fees, or the Fund's offer to repurchase up to ten percent (10%) of the Fund's Units.

     To the extent an Equitable Settlement Class Member holds Units in a Non-Participating Fund and is also a Monetary Settlement Class Member, that person may still participate in the Monetary Settlement, if approved, subject to that Monetary Settlement's terms and conditions.

     THE SOLICITATION STATEMENT CONTAINS FURTHER INFORMATION RESPECTING THE EQUITABLE RELIEF, THE BENEFITS, RISKS AND CONSEQUENCES OF A FUND PARTICIPATING IN THE EQUITABLE SETTLEMENT AND THE RIGHTS OF UNIT HOLDERS. YOU SHOULD CONSULT WITH YOUR PERSONAL LEGAL AND FINANCIAL ADVISERS BEFORE DECIDING WHETHER TO OBJECT TO THE EQUITABLE SETTLEMENT OR, IF YOU ARE A LIMITED PARTNER, TO VOTE AGAINST YOUR FUND'S ADOPTION OF THE AMENDMENTS TO THE PARTNERSHIP AGREEMENT WHICH ARE NECESSARY TO IMPLEMENT THE EQUITABLE SETTLEMENT.

     If you have any questions or require any additional information regarding the Equitable Settlement, or any of the Funds in which you own Units, please call or write Plaintiffs' Class Counsel identified in Section XI below.

                          VIII. DISMISSALS AND RELEASES

     If the Equitable Settlement is approved by the Court, the Court will enter a Final Judgment and Order of Dismissal of the Action (sometimes referred to as the "Judgment"). The Judgment will dismiss the Action, and all claims alleged therein, with prejudice as to all Equitable Settlement Class Members.

     The Judgment will also provide that the Representative Plaintiffs and Equitable Settlement Class Members release and forever discharge the Released Parties from any and all causes of action, claims, demands, rights to reimbursement, injunctive relief, disgorgement or restitution or any other rights or liabilities, whether based on federal, state or local law, statute, ordinance, regulation, contract, common law or any other source, including, without limitation, claims arising under Section 10(b) of the Securities Exchange Act of 1934, Section 20 of the Securities Exchange Act of 1934, fraud, negligent misrepresentation, negligence, gross negligence, professional negligence, negligent supervision, breach of duty of care, breach of duty of loyalty, breach of duty of candor, breach of fiduciary duty, fiduciary abuse, mismanagement, breach of contract, unjust enrichment, conversion, conspiracy, California Business and Professions Code " 17200 and 17500 or under any other similar statute or law of any other jurisdiction invasion of privacy or negligent supervision, including Unknown Claims that have been or could or might have been alleged in any pleading or amended pleading in the Action based upon, related to or arising out of the purchase, acquisition, sale, assignment, exchange, redemption, transfer or ownership of any Units in the Funds during the Class Period, including without limitation any claims relating to the adequacy, accuracy or completeness of any disclosure statement, or representation made orally or in writing, explicit or implicit, relating to the nature, characteristics, risks, appropriateness, suitability, descriptions, fees or operation of the Funds sold by or through Defendants. With respect to any and all Released Claims, upon the Effective Date (as defined below), representative Plaintiffs and Equitable Settlement Class Members shall further be deemed to and by operation of the Judgment shall waive and relinquish, to the fullest extent permitted by law, the provisions, of Sec California Civil Code, which provides:

                      A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     Also with respect to any and all Released Claims, the Representative Plaintiffs and Equitable Settlement Class Members shall be deemed to, and upon the Effective Date and by operation of the Judgment shall, waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Section 1542 of the California Civil Code.

     The Equitable Settlement Class Members may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Released Claims, but the Equitable Settlement Class Members, upon the Effective Date, shall be deemed to have, and by operation of the Final Order and Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, including "Unknown Claims", known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.

     Following receipt of preliminary approval by the Court, pending final determination of whether the Settlement should be approved, no Representative Plaintiff, Equitable Settlement Class Member, or Plaintiffs' Class Counsel, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any Court or tribunal asserting any of the Released Claims.

     In the event that any Equitable Settlement Class Member shall thereafter bring any action involving any Released Claim against any Released Person, such Class Member shall indemnify any such Released Person who may be made a defendant in any such litigation against any liability or expense arising from any such litigation, whether by reason of contribution, indemnity, attorneys' fees, defense costs or any other liability, cost, fee or expense.

     Representative Plaintiffs and all Equitable Settlement Class Members will be permanently barred and enjoined from commencing, prosecuting or participating in any recovery in any action (other than participation in the settlement as provided for in the Stipulation) in any forum in which any of the Released Claims or any claims arising out of, relating to, or in connection with the defense or resolution of the Action or the Released Claims is asserted against the Released Parties.

     In connection with the Settlement, Plaintiffs' Class Counsel will also file a Notice of Voluntary Dismissal with Prejudice of the California Action and shall use their best efforts to obtain an order from the California court which acknowledges that dismissal with prejudice.

                              IX. FEES AND EXPENSES

     Plaintiffs' Class Counsel shall apply to the Court for an award of fees and expenses ("Equitable Class Fee and Expense Award"), to be paid out of the Equitable Settlement and determined as follows. During the Extension Period and during the liquidation of Funds V-VII (for the remainder of this Section IX, Fund or Funds refers to Funds V, VI and VII) the General Partner will calculate for each Fund the Internal Rate of Return ("IRR") on the Distributions paid or made to each Fund's Equitable Class Members in accordance with the IRR Protocol attached as Exhibit D to the Stipulation of Settlement on file with the Court. At the time, if ever, that the IRR in Funds V, VI or VII during the Extension Period exceeds 12.0% ("over 12.0% distributions"), as discussed in Section IV above, Plaintiffs' Class Counsel will be entitled to receive from each future distribution to the Fund's Unitholders in such Fund(s), a percentage, as awarded by the Court, of the over 12.0% distributions, in an amount not to exceed 27.5% of the first $10 million of the over 12.0% class distributions for each Fund, 22.5% of such distributions between $10 million and $20 million, 15% of such distributions between $20 million and $30 million, and 10% of such distributions exceeding $30 million, plus expenses to the extent such expenses have not previously been recovered from the Cost Fund or Settlement Fund.

     In the event a Fund does not achieve an IRR for the Extension Period greater than twelve percent (12%), no fees or expenses will be paid to Plaintiffs' Class Counsel by such Fund.

     Plaintiffs' Class Counsel will also separately apply to the Court for an award of attorneys' fees and reimbursement of expenses with respect to the benefits achieved in the Monetary Settlement. The Monetary Class Notice sets forth the terms of Plaintiffs' Class Counsel's application for a fee award in that Monetary Settlement.

                 X. RIGHT TO BE HEARD AT THE SETTLEMENT HEARING

     The Settlement Hearing will be held before The Honorable William Brevard Hand, United States District Court for the Southern District of Alabama, at 113 St. Joseph Street, Mobile, Alabama 36602, on _________________ for the purpose of determining whether a judgment and/or orders should be entered:
     (1) approving the proposed Equitable Settlement as fair, reasonable and adequate and directing its implementation; (2) dismissing the Alabama Action with prejudice; (3) amending each participating Fund's respective Partnership Agreement as necessary to effectuate the terms of the Equitable Settlement; (4) awarding Plaintiffs' Class Counsel's attorneys' fees, costs and expenses; and (5) barring Representative Plaintiffs and Equitable Settlement Class Members from prosecuting, pursuing or litigating any of the Released Claims against any of the Released Parties. The Settlement Hearing may be continued or adjourned from time to time by the Court at the Settlement Hearing or any continued or adjourned session thereof without further notice.

     Members of the Equitable Settlement Class may not opt out of or exclude themselves from the Equitable Settlement Class. However, Equitable Settlement Class Members also have the right to object to or comment upon the Settlement, in whole or in part, and to have their objections or comments considered by the Court. In addition, any Equitable Settlement Class Member may, at their own cost and expense, appear in person or through counsel, at the Settlement Hearing and be heard on any of the terms of the Settlement. Provided, however, that no Equitable Settlement Class Member shall be entitled to object to or comment on any of the foregoing matters unless they have filed their objections or comments in writing (together with any brief or other papers in support of any such objection or comment) with the Court, on or before ___________, showing service of all such papers, by hand or with postmark on or before ____________, 1999 on Plaintiffs' Class Counsel identified below, and on Defendants' counsel at the following addresses:

Clerk of the Court            Plaintiffs' Co-Counsel   Defendants' Counsel
United States District Court  HANZMAN, CRIDEN,         FARELLA, BRAUN
113 St. Joseph Street         CHAYKIN, PONCE           & MARTEL, L.L.P.
Mobile, Alabama 36602         & HEISE, P.A.            Neil A. Goteiner
                              Michael A. Hanzman       C. Brandon Wisoff
                              Michael E. Criden        Claudia E. Lewis
                              Alan H. Rolnick          Russ Bldg., 30th Floor
                              2100 First Union         235Montgomery Street
                              Financial Center         San Francisco, CA
                              200 South Biscayne Blvd. 94104
                              Miami, FL 33131          415-954-4400
                              305-579-1222

                                                       HAND ARENDALL,
                                                       L.L.P.
                                                       Douglas L. McCoy
                                                       Post Office Box 123
                                                       Mobile, Alabama 36601
                                                       334-432-5111

     Any objection or comment should demonstrate the objecting person's membership in the Equitable Settlement Class and contain a statement of the reasons for the objection. Any Equitable Settlement Class Member who does not make his or her objection or comment in the time and manner provided shall be deemed to have waived all objections and opposition to the foregoing matters, unless the Court orders otherwise.

     XI.  EXAMINATION OF PAPERS

     This Notice is only a summary of the terms of the proposed Settlement and does not describe all of the details of the Stipulation. For a more detailed statement of the matters discussed in this Notice, you may desire to review the Stipulation and exhibits filed with the Court, as well as other matters of record in the Action, which may be inspected at the office of the Clerk of the Court, at the United States Courthouse, 113 St. Joseph Street, Mobile, Alabama 36602 between 9:00 a.m. and 4:00 p.m. of each business day. In addition, you may contact the Claims Administrator, Gilardi & Co., P O Box 8040, San Rafael, CA 94912-8040, or call toll free, 1-800-XXX-XXXX for further information.

PLEASE DO NOT CALL THE COURT.

DATED:




BY ORDER OF THE UNITED STATES DISTRICT
COURT FOR THE SOUTHERN DISTRICT OF ALABAMA

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF ALABAMA

------------------------------------------------------------------------------

DANIEL KOCH; GLAN RAWLS;
LARRY LEVIN; WILLIAM POLT; and                            )
CHARLES LEO; on their own behalf and on                   )
behalf of all class members similarly situated,           )
                                                          )  CIVIL ACTION NO.
Plaintiffs,                                               )
                                                          )  97-0177-BH-C
vs.                                                       )
                                                          )
PLM INTERNATIONAL, INC.; PLM                              )
FINANCIAL SERVICES, INC.;                                 )
PLM INVESTMENT MANAGEMENT,                                )
INC.; PLM TRANSPORTATION                                  )
EQUIPMENT CORPORATION;                                    )
and PLM SECURITIES CORP.,                                 )
                                                          )
Defendants.                                               )
                                                          )
                                                          )
                                                          )
                                                          )
                                                          )
---------------------------------------------------------------------------


                   SUMMARY PUBLICATION NOTICE OF CLASS ACTION,
                 PROPOSED SETTLEMENT OF CLASS ACTION, SETTLEMENT
                          HEARING, AND RIGHT TO APPEAR

TO: ALL INVESTORS, LIMITED PARTNERS, ASSIGNEES, OR UNIT HOLDERS WHO PURCHASED OR RECEIVED BY WAY OF TRANSFER OR ASSIGNMENT ANY UNITS IN PLM EQUIPMENT GROWTH FUND IV, PLM EQUIPMENT GROWTH FUND V, PLM EQUIPMENT GROWTH FUND VI, OR PLM EQUIPMENT GROWTH AND INCOME FUND VII ("FUNDS IV, V ,VI AND VII") BETWEEN MAY 23, 1989 AND _________ ("THE MONETARY SETTLEMENT CLASS MEMBERS"); AND;

         ALL INVESTORS, LIMITED PARTNERS, ASSIGNEES, OR UNIT HOLDERS WHO ON ____________, 1999 HELD ANY UNITS IN PLM EQUIPMENT GROWTH FUND V, PLM EQUIPMENT GROWTH FUND VI OR PLM EQUIPMENT GROWTH AND INCOME FUND VII ("THE EQUITABLE SETTLEMENT CLASS MEMBERS").

PLEASE READ THIS NOTICE CAREFULLY. THIS NOTICE RELATES TO PROPOSED MONETARY AND EQUITABLE SETTLEMENTS OF THE CLAIMS OF THIS LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

         You may be entitled to receive benefits and your rights may be affected by a proposed Stipulation of Settlement (the "Stipulation") in a lawsuit currently pending in the United States District Court for the Southern District of Alabama (the "Court"), styled Koch, et al. v. PLM International, Inc., PLM Financial Services, Inc., PLM Investment Management, Inc., PLM Transportation Equipment Corporation, and PLM Securities Corp ("Defendants"), Case No. 0177-BH-C (the "Action"), in which Plaintiffs alleged causes of action against Defendants arising out of the purchase and sale of Units in the Funds, including fraud, negligent misrepresentation, breach of fiduciary duty, unjust enrichment, conversion, and conspiracy. The proposed "Monetary Settlement" involves Defendants' payment of Six Million Dollars ($6,000,000) into a Settlement Fund, from which a cash payment will be made to Authorized Claimants who are Members of the Monetary Settlement Class. The proposed "Equitable Settlement" includes an extension of the operating lives of Funds V, VI, and VII by Solicitation, a deferral in payment of a portion of the Management Fees for those Funds, and the repurchase of up to 10% of Equitable Settlement Class Members' Units in those Funds at a set repurchase price (hereinafter collectively referred to as the "Settlements").

         IF YOU ARE A MONETARY AND/OR EQUITABLE SETTLEMENT CLASS MEMBER AS DESCRIBED ABOVE, YOUR RIGHTS MAY BE AFFECTED AND YOU MAY BE ENTITLED TO A CASH PAYMENT AND/OR CERTAIN EQUITABLE RELIEF. The "Notice of Pendency of Class Litigation, Class Action Determination for the Monetary Settlement Class, Proposed Settlement and Settlement Fairness Hearing" (the "Monetary Class
Notice") was mailed on ____________; the "Notice of Pendency of Class Litigation, Class Action Determination for the Equitable Settlement Class, Proposed Settlement and Settlement Fairness Hearing" (the "Equitable Class Notice") was mailed on __________. Both notices describe in detail the proposed Settlements and your rights thereunder. You may obtain copies thereof by contacting the: Claims Administrator, Gilardi & Co., PO Box 8040, San Rafael, CA 94912-8040, 1-800-________. Additionally, the Stipulation is on file with the Clerk of the Court, Southern District of Alabama, 113 St. Joseph Street, Mobile, Alabama 36602, which you may inspect at the Clerk's Office at any time during normal business hours.

TO BE ELIGIBLE TO RECEIVE A MONETARY PAYMENT, YOU MUST BE A MEMBER OF THE MONETARY SETTLEMENT CLASS AND YOU MUST COMPLETELY FILL OUT AND SIGN THE PROOF OF CLAIM FORM WHICH ACCOMPANIES THE MONETARY CLASS NOTICE. TO BE ELIGIBLE TO TAKE
PART IN THE EQUITABLE SETTLEMENT, YOU DO NOT HAVE TO DO ANYTHING IN RESPONSE TO THE EQUITABLE CLASS NOTICE OR SOLICITATION. HOWEVER, IF YOU DESIRE TO OFFER YOUR UNITS FOR REPURCHASE, YOU MUST TIMELY COMPLETE AND RETURN THE REPURCHASE REQUEST WHICH YOU SHOULD RECEIVE WITH THE EQUITABLE CLASS NOTICE.

The Settlements also provide that Representative Plaintiffs, Equitable Settlement Class Members and Monetary Settlement Class Members who do not submit valid and timely requests for exclusion from the Monetary Settlement Class, release and forever discharge the Released Parties, as that term is defined in the Stipulation, from any and all causes of action, claims, demands, rights to reimbursement, injunctive relief, disgorgement or restitution or any other rights or liabilities, whether based on federal, state or local law, statute, ordinance, regulation, contract, common law or any other source, including, without limitation, claims arising under Section 10(b) of the Securities Exchange Act of 1934, Section 20 of the Securities Exchange Act of 1934, fraud, negligent misrepresentation, negligence, gross negligence, professional negligence, negligent supervision, breach of duty of care, breach of duty of loyalty, breach of duty of candor, breach of fiduciary duty, fiduciary abuse, mismanagement, breach of contract, unjust enrichment, conversion, conspiracy, California Business and Professions Code " 17200 and 17500 or any other similar statute or law of any other jurisdiction, invasion of privacy or negligent supervision, including Unknown Claims that have been or could or might have been alleged in any pleading or amended pleading in the Actions based upon, related to or arising out of the purchase, acquisition, sale, assignment, exchange, redemption, transfer or ownership of any Units in the Funds during the Class Period, including without limitation any claims relating to the adequacy, accuracy or completeness of any disclosure statement, or representation made orally or in writing, explicit or implicit, relating to the nature, characteristics, risks, appropriateness, suitability, descriptions, fees or operation of the Funds sold by or through Defendants.

         A hearing on the Monetary and Equitable Settlements is scheduled for [date], at [time], in the Courtroom of The Honorable William Brevard Hand, located at United States District Court for the Southern District of Alabama, 113 St. Joseph Street, Mobile, Alabama 36602. A Settlement is scheduled for [date], at [time], in the Courtroom of The Honorable Wiliam Brevard Hand, located at United States District Court for the Southern District of Alabama, 113 St. Joseph Street, Mobile, Alabama 36602. The purpose of the hearing is to determine whether or not the Settlements are fair, reasonable and in the best interests of the Class members, and whether the Court should enter a final judgment approving the Settlements. IF THE COURT ENTERS A FINAL JUDGMENT APPROVING THE SETTLEMENTS, ALL MONETARY SETTLEMENT CLASS MEMBERS WHO HAVE NOT REQUESTED EXCLUSION IN WRITING BY [DATE] TOGETHER WITH ALL EQUITABLE SETTLEMENT CLASS MEMBERS, WILL BE BOUND BY THE TERMS OF THE STIPULATION.

YOU ARE NOT REQUIRED TO FILE ANY PAPERS WITH THE COURT OR TO APPEAR AT THE HEARING TO BE ELIGIBLE TO RECEIVE THE BENEFITS THAT WILL BE OFFERED TO EQUITABLE SETTLEMENT CLASS MEMBERS IF THE PROPOSED SETTLEMENTS ARE APPROVED. YOU MUST HOWEVER, SUBMIT A PROOF OF CLAIM FORM NO LATER THAN _____1999 TO BE ENTITLED TO RECEIVE A PORTION OF THE MONETARY SETTLEMENT. IF YOU DO NOT TIMELY SUBMIT A PROOF OF CLAIM AND RELEASE FORM, YOU WILL NOT SHARE IN THE SETTLEMENT BUT YOU WILL BE BOUND BY THE FINAL ORDER AND JUDGMENT

OF THE COURT UNLESS YOU HAVE PREVIOUSLY TAKEN ACTION TO EXCLUDE YOURSELF FROM THE MONETARY SETTLEMENT CLASS. YOU MUST ALSO SUBMIT THE REPURCHASE REQUEST IF YOU DECIDE YOU WISH TO OFFER UNITS FOR REPURCHASE.

PLEASE DO NOT CONTACT THE COURT OR THE CLERK'S OFFICE FOR INFORMATION. You may call the Claims Administrator, Gilardi & Co., 1-800-XXX-XXXX for information about the Settlements. No oral or written statements that you may receive about the Settlements can alter the Stipulation. The Stipulation shall control to the extent that any conflicts exist between it and any oral or written statement you may receive.

Dated:  [INSERT DATE]



                                  Clerk, United States District Court
                                  Southern District of Alabama

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF ALABAMA

DANIEL KOCH; GLAN RAWLS;                                  )
LARRY LEVIN; WILLIAM POLT; and                            )
CHARLES LEO; on their own behalf and on                   )
behalf of all class members similarly situated,           )   CIVIL ACTION NO.
                                                          )
         Plaintiffs,                                      )   97-0177-BH-C
                                                          )
vs.                                                       )
                                                          )
PLM INTERNATIONAL, INC.; PLM                              )
FINANCIAL SERVICES, INC.;                                 )
PLM INVESTMENT MANAGEMENT,                                )
INC.; PLM TRANSPORTATION                                  )
EQUIPMENT CORPORATION;                                    )
and PLM SECURITIES CORP.,                                 )
                                                          )
Defendants.                                               )
                                                          )
                                                          )
                                                          )
                                                          )
----------------------------------------------------------

                           PROOF OF CLAIM AND RELEASE

                          PLM EQUIPMENT GROWTH FUND IV,

                          PLM EQUIPMENT GROWTH FUND V,

                        PLM EQUIPMENT GROWTH FUND VI, AND

                    PLM EQUIPMENT GROWTH AND INCOME FUND VII

                     (EACH A CALIFORNIA LIMITED PARTNERSHIP)

              YOU MUST FILE A COMPLETED AND SIGNED PROOF OF CLAIM FORM TO PARTICIPATE IN THE BENEFITS OF THIS MONETARY SETTLEMENT, INCLUDING THE CASH DISTRIBUTION.

PLEASE VERIFY THE FOLLOWING INFORMATION.  NOTE ANY ADDITIONS,
DELETIONS OR CHANGES BY ENCLOSING SUPPORTING DOCUMENTATION WITH THE CLAIM FORM. EACH ADDITIONAL PAGE ENCLOSED MUST BE SIGNED BY YOU.

Your failure to submit your claim by ________, 1999 will subject your claim to rejection and preclude your receiving any money in connection with the Monetary Settlement of this litigation. Do not mail or deliver your claim to the Court or to any of the parties or their counsel, as such claim will be deemed to have been not submitted. This will be your only opportunity to share in the Monetary Settlement of this litigation. However, even if you do not submit this Proof of Claim and Release, you will be bound by the Court's final judgment in this matter and forever barred from pursuing any action against any of the Defendants in this litigation or any persons through whom you purchased your limited partnership units, unless you have been properly excluded from the Monetary Settlement Class. This is a legal document which may affect your rights. You should read this document in its entirety.

Record Owner's Name (if different from Beneficial Owner listed above)
==================================================================

Check one:

__  Individual   __  Corporation __  Estate   __  Other

------------------------------------------------------------------

In the event it is necessary for us to contact you in order to process your claim, please provide telephone numbers where you may be reached.

Daytime                                              Evening


         This Proof of Claim pertains to claims which you have as a Monetary Settlement Class Member arising out of the purchase of units or other interests in the one or several of the Funds specified on the cover page. Capitalized terms in this Proof of Claim and Release have the same meaning as in the Monetary Class Notice. This document is being executed in connection with the Monetary Settlement with the Defendants and is conditioned on the approval of the Stipulation of Settlement and its becoming effective. In the event the Stipulation of Settlement does not become effective, then this Proof of Claim and Release will be without effect and will be unenforceable against you.

         By participating in the class action, you have consented to the jurisdiction of the Court with respect to this claim, the Monetary Settlement and all matters pertaining to it.

                             A. CLASS PARTICIPATION

         ALL PERSONS OR ENTITIES WHO PURCHASED LIMITED PARTNERSHIP UNITS IN THE FUNDS, BETWEEN MAY 23, 1989 AND ___________________.


                            B. INVESTMENT INFORMATION

         According to information provided by the General Partner and the Claims Administrator, you purchased, sold or transferred Units as specified below.

         If you believe the information is correct, complete Sections E through G, do not complete Section C.

         If the information is missing, incomplete or wrong, complete Sections C through G below and include with the claim form the documentation described in Section C-5.

                                 OWNERSHIP DATA

TRANSACTION        # UNITS
   DATE            OWNED             FUND               TRANSFEREE

== == ==          ======            =========          =========
== == ==          ======            =========          =========

                      C. CHANGES TO INVESTMENT INFORMATION

         IF YOU ARE UNSURE HOW TO COMPLETE THIS FORM OR WHAT DOCUMENTATION TO INCLUDE, CALL THE CLAIMS ADMINISTRATOR TOLL FREE NUMBER ___________________ AND WE WILL BE GLAD TO ASSIST YOU. YOU MAY TELEPHONE OR WRITE TO THE CLAIMS ADMINISTRATOR FOR ADDITIONAL INFORMATION. DO NOT CALL THE COURT.

                          INSTRUCTIONS AND DEFINITIONS

         Purchase means you received Units in exchange for cash. A "conveyance", defined below, is not a purchase.

         Sale means the exchange of units for cash. A "conveyance", defined below, is not a sale.

         Conveyance means a change in ownership without an exchange of cash and includes the following situations: (i) a change in the type of account such as a regular account to an IRA; (ii) a change in the name or title of an account such as an individual account changing to joint tenants or a change in the name of the account holder due to marriage or divorce; (iii) a gift of units during lifetime or upon death from the original purchaser to one or several family members or friends; or (iv) a transfer of units to a former spouse due to divorce.

                  C-1.  PURCHASES

         List all purchases. Each purchase date should be written on a separate line. Be sure to include with the Claim Form the required documentation (see Section C-5).


DATE OF PURCHASE              NUMBER
MONTH   DAY    YEAR          OF UNITS                  FUND

==      ==      ==            ======                 ==========
==      ==      ==            ======                 ==========

         If you need more space, attach a separate sheet of paper on which you print your name, social security or tax identification number and the additional purchases. Be sure to sign and date all additional pages that you add. ---

                  C-2.  SALES

         List all sales. Each sale date should be written on a separate line. Be sure to include with the Claim Form the required documentation (see Section C-5).

DATE OF SALE                     NUMBER
MONTH   DAY    YEAR             OF UNITS              FUND

==      ==      ==              ======              ==========
==      ==      ==              ======              ==========

         Note: Sales transaction data may be found on Schedule D of your individual income tax returns.

         If you need more space attach a separate sheet of paper on which you print your name, social security or tax identification number and the additional sales. Be sure to sign and date all additional pages that you add. ---


                  C-3.  CONVEYANCES TO OTHERS

         List all conveyances to others. Each conveyance should be listed separately. Be sure to include with the Claim Form the required documentation (see Section C-5).

DATE OF CONVEYANCE           NUMBER      PERSON OR ENTITY
MONTH   DAY    YEAR         OF UNITS    WHO RECEIVED UNITS        FUND

--      --      --          ------       ----------               -----
==      ==      ==          ======       ==========               =====
--      --      --          ------       ----------               -----


         If you need more space attach a separate sheet of paper on which you print your name, social security or tax identification number and the additional conveyances. Be sure to sign and date all additional pages that you add. ---

                  C-4.  CONVEYANCES FROM OTHERS

         List all conveyances from others. Each conveyance should be listed separately. Be sure to include with the Claim Form the required documentation (see Section C-5).


                                         PERSON OR ENTITY
DATE OF CONVEYANCE           NUMBER       WHO CONVEYED
MONTH   DAY    YEAR         OF UNITS      UNITS TO YOU          FUND

--      --      --          ------         ----------           -----
==      ==      ==          ======         ==========           =====
--      --      --          ------         ----------           -----


         If you need more space attach a separate sheet of paper on which you print your name, social security or tax identification number and the additional conveyances. Be sure to sign and date all additional pages that you add. ---


                  C-5.  DOCUMENTATION REQUIREMENTS

         1. No documentation is required to be included with this Claim Form if all pre-printed information is correct.

         2. Documentation must be included with this Claim Form if you change/correct any of the pre-printed information or if you add any information.

         ACCEPTABLE DOCUMENTATION INCLUDES: BROKERAGE CONFIRMATIONS, BROKERAGE MONTHLY STATEMENTS, OR LETTERS FROM BROKERS.

                                 D. ELIGIBILITY

         BY SUBMITTING THIS CLAIM, YOU REPRESENT AND WARRANT THAT YOU HAVE NOT PREVIOUSLY SETTLED ANY CLAIM WITH ANY DEFENDANT RELATING TO THESE INVESTMENTS AND ARE NOT EXCLUDED FROM PARTICIPATION IN THE SETTLEMENT AS SET FORTH IN PARAGRAPH 12 OF THE NOTICE AND HAVE NOT FILED A REQUEST FOR EXCLUSION.




                                E. SIGNATURE  (YOU MUST SIGN BELOW
                                               FOR THE CLAIM TO
                                               BE VALID. IF YOU
                                               DO NOT SIGN,
                                               YOUR CLAIM WILL
                                               BE REJECTED.)


         You  hereby  certify,   under  penalty  of  perjury,   that  the  above
information is true and correct to the best of your knowledge.

------------------------------------------------------------------------------

----------------------------------------     ---------------------------------
Owner's Signature                            Date


----------------------------------------     ---------------------------------
Joint Owner's Signature                      Date

------------------------------------------------------------------------------


         IF ANY OF THE UNITS FOR WHICH YOU HAVE PROVIDED INFORMATION WAS PURCHASED JOINTLY WITH ANOTHER PERSON OR ENTITY, EACH PERSON WHO OWNED ANY SUCH UNIT MUST SIGN THIS DOCUMENT.

         IF YOU ARE SUBMITTING THIS PROOF OF CLAIM AND RELEASE OTHER THAN IN YOUR OWN INDIVIDUAL CAPACITY (FOR EXAMPLE, AS A TRUSTEE, EXECUTOR, ADMINISTRATOR, CUSTODIAN OR GUARDIAN) PLEASE INDICATE THAT CAPACITY AND IDENTIFY THE ENTITY ON WHOSE BEHALF YOU ARE SO ACTING and include any documentation regarding your authority to sign in such capacity.


         MAIL THIS COMPLETED PROOF OF CLAIM AND RELEASE FORM, AND ANY REQUIRED DOCUMENTATION, ON OR BEFORE ___________________, 1999 TO:

         BEFORE YOU MAIL THIS PROOF OF CLAIM AND RELEASE:

         IF YOU ARE UNSURE HOW TO COMPLETE THIS FORM OR WHAT DOCUMENTATION TO INCLUDE, CALL OUR TOLL FREE NUMBER _________________ AND WE WILL BE GLAD TO ASSIST YOU. YOU MAY TELEPHONE OR WRITE TO THE CLAIMS ADMINISTRATOR FOR ADDITIONAL INFORMATION. DO NOT CALL THE COURT.

                                   F. RELEASE

         By submitting this Proof of Claim and Release, I state that I believe in good faith that I am a Member of the Monetary Settlement Class as defined in the Notice of Proposed Settlement of Monetary Class Action, Settlement Hearing and Right to Appear (the "Monetary Class Notice") and the Court's order of __________, 1999, that I have read and understood the contents of the Monetary Class Notice; that I am not, and that I am not acting for, any of the defendants herein, or members of their immediate families, subsidiaries or corporations under common control, successors or assigns or any of the defendants; that I have not previously filed a request for exclusion, seeking to be excluded from the Monetary Settlement Class; and that I believe I am entitled to receive a share of the Net Settlement Fund.

         I understand that if the proposed Monetary Settlement is approved by the Court and becomes effective, all claims, demands or causes of action against any or all of the Defendants and/or Released Persons which have been asserted or could have been asserted by me relating to the subject matter of the Litigation will be satisfied, discharged and extinguished forever.

         I further understand that if the proposed Monetary Settlement is approved by the Court and becomes effective, I am specifically releasing any and all claims or causes of action, demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, asserted or that might have been asserted by me, including, without limitation, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, breach of contract, or violations of any state or federal statutes, rules or regulations, or by any of my successors and assigns, whether directly, representatively, derivatively or in any other capacity, based upon or related to any transaction between Defendants and me involving the Funds or the Units during the Class Period against all Defendants and all other related entities and persons, including Defendants' purchase. I further understand that the broker-dealers whom I am releasing by filing this claim include any and all broker-dealers or other third parties involved in the sale or purchase of the limited partnership interests, including their past or present officers, directors, shareholders, partners, agents, employees, attorneys, advisors, accountants, representatives, successors, or assigns.

         Released claims, which I am releasing by making this claim specifically means all claims and potential claims arising out of: (a) the marketing, sale, purchase, or transfer of the Funds' limited partner Units; (b) the operation, oversight, monitoring or management of, any of the Funds until _____________, 1999 [the date of final approval of the Monetary Settlement] against all Defendants and all other entities and persons, including specifically any and all broker-dealers or other third parties involved in such sale or purchase; or
(c) any challenge to the Stipulation of Settlement. I understand, however, that neither I nor my successors and assigns, whether directly representatively or derivatively or in any other capacity, are releasing (a) potential claims arising out of alleged future mismanagement of the Funds that: (1) occur after the date of the Court's final approval of the Monetary Settlement, and (2) are not related to, or derived from, the Action's presently pled mismanagement claims; or (b) potential claims to enforce the claims of this Monetary Settlement.

         My signature hereto constitutes a full and complete release and discharge by me or if I am submitting this Proof of Claim and Release on behalf of a corporation, a partnership, an estate or one or more persons, by it, him, her or them, and by my, its, his, her or their heirs, executors, administrators, successors, and assigns of persons listed above (see the Stipulation of Settlement for a more complete description of the bar and injunction to which the Monetary Class Settlement Members will be subject as a result of the Monetary Settlement.) I understand that I will conclusively be deemed to have released, absolutely and forever, all such claims against the Defendants and/or Released Persons and that the final order and judgment in this action will enjoin and bar me from asserting any such claims and any court or forum whether or not I file this Proof of Claim and Release unless I previously elected to be excluded from the Monetary Settlement Class and the Monetary Settlement itself.


------------------------------         ----------------------------------
Owner's Signature                      Date


------------------------------         ----------------------------------
Joint Owner's Signature                Date

                                G. CERTIFICATION

         I (we) certify that all the information provided on this form, including the social security or employer identification number shown on this Proof of Claim and Release, are true, correct and complete. If I am signing on behalf of someone else, I hereby certify and warrant that I am authorized to make this Proof of Claim and Release. I hereby certify and warrant that I have not previously sold, transferred, assigned, or granted any interest in any of the claims released hereby (as set forth in the Release above) to any other person or entity.

         I (we) certify that I am (we are) NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code ("Internal Revenue Code"). NOTE: If you have been notified by the IRS that you are subject to backup withholding, strike out the word "NOT" in the Certification above.


------------------------------        ----------------------------------
Owner's Signature                     Date


------------------------------        ----------------------------------
Joint Owner's Signature               Date

                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE SOUTHERN DISTRICT OF ALABAMA
                                SOUTHERN DIVISION



DANIEL KOCH; GLAN RAWLS;                                  )
LARRY LEVIN; WILLIAM POLT; and                            )
CHARLES LEO; on their own behalf and on                   )
behalf of all class members similarly situated,           )
                                                          )  CA 97-0177-BH-C
         Plaintiffs,                                      )
                                                          )
vs.                                                       )
                                                          )
PLM INTERNATIONAL, INC.; PLM                              )
FINANCIAL SERVICES, INC.;                                 )
PLM INVESTMENT MANAGEMENT,                                )
INC.; PLM TRANSPORTATION                                  )
EQUIPMENT CORPORATION;                                    )
and PLM SECURITIES CORP.,                                 )
                                                          )
Defendants.                                               )
                                                          )
                                                          )
                                                          )
                                                          )
----------------------------------------------------------


                            ORDER ON JOINT MOTION FOR
                 PRELIMINARY APPROVAL OF SOLICITATION STATEMENT

         As part of the parties' Joint Motion for Preliminary Approval of Settlement as to the Equitable Settlement Class, defendants on June 24, 1999 submitted for the Court's review and preliminary approval a Solicitation Statement which in substance, and after minor adjustments tailored to each of the Funds participating in the Equitable Settlement, is to be distributed to the Limited Partners of those Funds as provided for in the Stipulation of Settlement. Plaintiffs' counsel have reviewed, amended, and approved the form and substance of the submitted Solicitation Statement. The parties have further agreed that Defendants will: (1) finalize the Solicitation Statement for each Fund participating in the Equitable Settlement by filling in and adjusting certain details specific to each Fund without materially changing the content of the submitted Solicitation Statement, (2) submit the Fund-specific Solicitation Statements to the Securities and Exchange Commission for review and clearance as provided for in the Stipulation of Settlement and applicable law, and (3) if cleared by the SEC, distribute the Fund-specific Solicitation Statements to the Limited Partners in the respective Funds, as also provided for in the Stipulation of Settlement. The Court has considered the submitted Solicitation Statement, and upon such consideration, it is hereby ORDERED:

         That the Court approves the submitted Solicitation Statement as to form and substance, and further approves those changes necessary to finalize the Solicitation Statement, make it Fund-specific, and comply with the comments, if any, of the Securities and Exchange Commission in its review and clearance procedures, all as provided for in the Stipulation of Settlement.

         DONE AND ORDERED this the 29th day of June, 1999.


                                        /S/ WILLIAM E. CASSADY
                                        ------------------------
                                        WILLIAM E. CASSADY
                                        UNITED STATES MAGISTRATE JUDGE

                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE SOUTHERN DISTRICT OF ALABAMA
                                SOUTHERN DIVISION

----------------------------------------------------------------------------

DANIEL KOCH; GLAN RAWLS;                                  )
LARRY LEVIN; WILLIAM POLT; and                            )
CHARLES LEO; on their own behalf and on                   )
behalf of all class members similarly situated,           )
                                                          )
Plaintiffs,                                               )  CA 97-0177-BH-C
                                                          )
vs.                                                       )
                                                          )
PLM INTERNATIONAL, INC.; PLM                              )
FINANCIAL SERVICES, INC.;                                 )
PLM INVESTMENT MANAGEMENT,                                )
INC.; PLM TRANSPORTATION                                  )
EQUIPMENT CORPORATION;                                    )
and PLM SECURITIES CORP.,                                 )
                                                          )
Defendants.
-------------------------------------/
------------------------------------------------------------------------------

                     ORDER ON MOTION FOR NOTICE, SETTLEMENT
                      HEARING, AND PRELIMINARY APPROVAL OF
                             EQUITABLE CLASS ACTION

         This cause is before the Court on plaintiffs' Motion for Preliminary Approval of Settlement as to the Equitable Settlement Class. In accordance with Rules 23(c)(2) and 23(e) of the Federal Rules of Civil Procedure, the Court has considered the Stipulation of Settlement dated February 9, 1999 and the exhibits annexed thereto or incorporated therein (the "Stipulation"), executed on behalf of the Representative Plaintiffs (on behalf of themselves and each of the Equitable Settlement Class Members) and Defendants PLM International, Inc., PLM Financial Services, Inc., PLM Investment Management, Inc., PLM Transportation Equipment Corporation, and PLM Securities Corp. Upon review of the Stipulation of Settlement and the Motion for Preliminary Approval, the following Order is entered.

         1. The terms of the Stipulation and Settlement, the Equitable Class Settlement, amendments to the Partnership Agreements for Funds V, VI, and VII, and releases provided for in the Stipulation, are preliminarily approved as fair, reasonable and adequate. The Motion for Preliminary Approval of Settlement as to the Equitable Settlement Class is therefore GRANTED.

         2. The definitions set forth in the Stipulation are hereby incorporated into this Order.

         3. Pursuant to and in accordance with Fed.R.Civ.P. 23(a), 23(b)(1) and 23(b)(2), the Court conditionally certifies the Equitable Settlement Class consisting of all investors, Limited Partners, assignees, or Unit Holders who, on June 29, 1999 held any Units in PLM Equipment Growth Fund V, PLM Equipment Growth Fund VI, or PLM Equipment Growth and Income Fund VII, and their assigns and successors in interest. This preliminary approval is subject to further consideration at a final fairness hearing which shall be held before the Court on November 16, 1999 at 10:00 a.m., Central Standard Time, Courtroom 3A, United States Courthouse, 113 St. Joseph Street, Mobile, Alabama.

         4. At the final fairness hearing, the Court will consider whether the terms of the proposed Equitable Settlement are fair, reasonable, adequate and in the best interest of the Class, and whether the final judgment in accordance with the terms of the Equitable Settlement should be entered.

         5. The Court approves, as to form and content, the Notice of Pendency of Class Litigation, Class Action Determination for the Equitable Settlement Class, Proposed Settlement and Settlement Fairness Hearing ("Equitable Class Notice") submitted by the Plaintiffs and finds that the procedures described in paragraphs 6-9 herein meet the requirements of Rule 23 of the Federal Rules of Civil Procedure and due process, and provide the best notice practicable under the circumstances.

         6. Defendants shall, at their expense, furnish to the Claims Administrator the names and addresses of all readily identifiable Equitable Settlement Class Members as of the date of this Order. The Claims Administrator, or his duly designated representative, shall, as soon as practicable, cause notice of the Stipulation and the Settlement Hearing to be given to Equitable Class Members as follows:

         a. The Equitable Class Notice (substantially in the form attached hereto as Exhibit "A") which shall include a description of the general terms of the Settlement, and the PLM Solicitation Statement (after SEC clearance), by first class mail, postage prepaid to all Equitable Class Members appearing on the records provided by Defendants to the Claims Administrator or his designee;

         b. The Summary Notice (substantially in the form annexed to the Stipulation as Exhibit A-3) shall be published once in the national edition of The Wall Street Journal approximately one week after the initial mailing of the Equitable Class Notice to the Equitable Settlement Class Members.

         7. The Claims Administrator shall pay the costs and expenses reasonably incurred in connection with providing notice to the Equitable Settlement Class, soliciting the filing of Proof of Claim and Release Forms, locating members of the Equitable Settlement Class including forwarding addresses to the extent reasonably obtainable. The Claims Administrator may contract with an outside service provider to obtain these services. The Claims Administrator shall be permitted to withdraw funds from the Cost Fund and, if necessary, from the Settlement Fund to pay any reasonable costs described above without prior approval of the Court or any of the other signatories to the Stipulation.

         8. Equitable Settlement Class Members who desire to object to the Equitable Settlement must send their objections by first class mail or hand delivery to the Court no later than forty-five (45) days after the Equitable Class Notices are mailed. Equitable Settlement Members who are Limited Partners and who desire to vote against the Amendments to the Partnership Agreements, must send in their Notice of Vote Against the Amendments, attached to the PLM Solicitation Statement, no later than 45 days after the PLM Solicitation Statements are mailed.

         9. A final fairness hearing as to whether the Equitable Settlement should be approved as fair, reasonable and adequate to the Equitable Settlement Class (the "Final Fairness Hearing") will be held before the undersigned at 10:00 a.m. Central Standard Time, on November 16, 1999 in the United States District Court for the Southern District of Alabama, which hearing shall be no earlier than sixty (60) days after the Equitable Class Notices and Solicitation Statements are mailed, and at least two weeks after the last day to vote on the amendments to the Fund V, VI, and VII's Partnership Agreements pursuant to the PLM Solicitation Statement. The Court will determine at the Final Fairness Hearing whether the Settlement should be approved by the Court, whether to approve Plaintiffs' Class Counsel's application for the Equitable Class Fee and Expense Award described in P. 16 herein, whether to amend certain provisions of the Partnership Agreements for Funds V, VI and VII as summarized in P. 10 of this Order, and whether the Final Orders and Judgments approving the Equitable and Monetary Settlements and dismissal of the Litigation in the form of Exhibits B-1 and B-2 to the Stipulation should be entered.

         10. The Settling Parties will move the Court jointly to judicially amend certain terms in the Partnership Agreements for Funds V, VI, and VII to provide for the extension of the operating lives of those Funds. The specific terms of the amendments and the new provisions of the Partnership Agreements are set forth in the Final Order and Judgment approving the Equitable Settlement (Exhibit B-2 to the Stipulation) and in the PLM Solicitation Agreement. By way of summary, these amendments include amending for Fund V and Fund VI, Sections 2.02(r), 2.05(h), 6.11, 10.01(e), Article XIV, Article XV and Article XVIII; and for Fund VII, Sections 2.02(q), 2.05(i), 6.11, 10.01(e), Article XV and Article XVIII of the Partnership Agreements to provide as follows:

         (a)  Extension  of  Operating  Lives as  described  in  Sec.3.1  of the
Stipulation: Section 10.01(e) of each Partnership Agreement will be amended to state that an event of dissolution shall occur when the General Partner determines that it is necessary to commence the liquidation of the Equipment in order for the liquidation of all of the Equipment to be completed in an orderly and businesslike fashion prior to January 1, 2007;


         (b) Fee Limitation: Section 2.05(h) of the Partnership Agreement for Fund V and Fund VI, and Section 2.05(i) for Fund VII will be amended to increase the limitations on the General Partners' fees by 20% of the limitations presently stated in the Partnership Agreements so as to allow the General Partner to earn fees in excess of the compensatory limitations set forth in the NASAA Statement of Policy during the Extension Period, and for work on behalf of the Funds, including fees for reinvestment of assets;

         (c) Reinvestment of Cash Flow or Surplus Funds: Section 2.02(r) of the Partnership Agreements for Fund V and Fund VI, and Section 2.02 (q) of the Partnership Agreement for Fund VII will be amended to allow the General Partner to reinvest such amounts until 2004;

         (d) Repurchase: Section 6.11 of each of Funds V, VI and VII's Partnership Agreements shall be amended to allow repurchase by the Funds of up to ten percent (10%) of outstanding Units at eighty percent (80%) of Net Asset Value in accordance with the terms of this Stipulation and the Repurchase Protocol;

         (e) Amendments: Article XVIII of the Partnership Agreements for Funds V, VI and VII shall be amended to provide that the Limited Partners of each Fund may amend that Fund's Partnership Agreement in order to extend the Fund's term and to make all other amendments in the Partnership Agreement necessary to such extension, including amendments to Section 10.01. Any such amendment may be made by approval of a Majority in Interest of the Limited Partners in connection with Court Approval of this Settlement, as provided for in Secs.3.6(a) and (f);

         (f) Actions by Limited Partners: Article XV of the Partnership Agreements shall be amended to provide that written consent of the Limited Partners respecting any matters in this Settlement shall be deemed to have been given if less than half of the Outstanding Units held by Limited Partners are voted against any matter;

         (g) Disputes and Resolutions: Article XIV of the Partnership Agreements shall be amended to provide (consistent with ss.ss.8.7, and 12.2) that all disputes relating to, or arising out of this Settlement, shall be subject to this Court's continuing jurisdiction over the interpretation and administration of this Settlement and all the Settlement documents incorporated herein.

         11. Prior to the Final Fairness Hearing, Plaintiffs' Class Counsel shall file with the Court affidavits confirming that the required Equitable Class Notice has been disseminated, together with all papers in support of the Settlement and Plaintiffs' Class Counsel's application for an Equitable Class Fee and Expense Award.

         12. All persons or entities who purchased interests or invested in the Funds on behalf of another are directed to provide Plaintiffs' Class Counsel with the last known address of the beneficial owner or to forward copies of the Equitable Class Notice to such beneficial owners within ten (10) days of receipt of the Equitable Class Notice.

         13. The Court finds that all putative Equitable Settlement Class Members will be bound by any judgments in this action, including any judgments entered in accordance with the Stipulation that is the subject of this Order.

         14. Any Equitable Class Member may appear at the Final Fairness Hearing in person or by counsel, if an appearance is filed and served as hereinafter provided, and may be heard to the extent allowed by the Court in support of, or in opposition to, the fairness, reasonableness and adequacy of the proposed Equitable Settlement, the certification of the Equitable Settlement Class, or why judgment should or should not be entered. Only Equitable Settlement Class Members and others with standing shall have rights with respect to the approval of, or objection to, the Equitable Settlement. At the Final Fairness Hearing, any Equitable Settlement Class Member or other party with standing may also show cause why Plaintiffs' Class Counsels' application for Equitable Class Fee and Expense award should or should not be approved. Any Equitable Settlement Class Member who may wish to appeal any decision with respect to the approval of the Equitable Settlement, the amendments to the Partnership Agreements or Plaintiffs' Class Counsel's Motion for Equitable Class Fee and Expense Award, must first formally intervene as a party under Rule 24 of the Federal Rules of Civil Procedure. No Equitable Settlement Class Member or other person with standing shall, however, be heard, nor will their objections be considered or accepted, unless that Equitable Settlement Class Member or other person with standing has previously filed a timely objection and has filed with the Court and served by hand or by first class mail copies of any supporting papers and briefs, including proof of membership in the Equitable Settlement Class, no later than November 1, 1999, upon counsel of record as identified in Section XI of the Equitable Class Notice.

         15. Any Equitable Class Member who does not make an objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, adequacy or reasonableness of the Equitable Settlement, or Plaintiffs' Class Counsels' application for Equitable Class Fee and Expense Award.

         16. Plaintiffs' Class Counsel will apply for an award of fees and expenses from the Equitable Class Settlement ("Equitable Class Fee and Expense Award") to be considered by the Court at the Final Fairness Hearing. Plaintiffs' Class Counsel will request that the Equitable Class Fee and Expense Award be paid out of the Equitable Settlement and determined as follows. During the Extension Period (as defined in ss.1.16 of the Stipulation) and during the liquidation of Funds V-VII the General Partner will calculate for each Fund the Internal Rate of Return ("IRR") on the Distributions paid or made to each Fund's Unitholders in accordance with the IRR Protocol, as calculated pursuant to the IRR Protocol attached to the Stipulation. At the time, if ever, that the IRR in Funds V, VI or VII during the Extension Period exceeds 12.0% (an amount defined as "over 12.0% class distributions"), Plaintiffs' Class Counsel would be entitled to receive from each future distribution to the Unitholders in such Fund(s), a percentage of the over 12.0% class distributions, such percentage not to exceed 27.5% of the first $10 million of the over 12.0% class distributions for each Fund, 22.5% of such distributions between $10 million and $20 million, 15% of such distributions between $20 million and $30 million, and 10% of such distributions exceeding $30 million, plus expenses (as defined in ss.10.2 of the Stipulation), to the extent such expenses have not previously been recovered from the Cost Fund or Settlement Fund.

         17. Plaintiffs' Class Counsel will allocate the Equitable Class Fee and Expense Award among counsel for the Representative Plaintiffs within their discretion.

         18. The Equitable Class Fee and Expense Award is an obligation of the Equitable Settlement Class Members. Defendants shall have no separate liability for the payment of any such fees, costs and expenses.

         19. Upon consummation and approval of the Equitable Settlement provided for in the Stipulation, the Stipulation and each and every term and provision thereof, shall be deemed incorporated herein as if explicitly set forth and shall have the full force and effect of an Order of this Court.

         20. Plaintiffs' Class Counsel shall file their memorandum in support of the Settlement on or before October 15, 1999, and may file a supplemental memorandum addressing any objections no later than November 10, 1999.

         21. The Court expressly reserves its right to adjourn the Final Fairness Hearing or any adjournment thereof without any further notice other than announcement at the Hearing or any adjournment thereof, and to approve the Stipulation with modifications and without further notice to the Equitable Settlement Class.

         22. All claims, counterclaims and crossclaims of any nature whatsoever by the Equitable Settlement Class, or any Equitable Class Member against any settling defendant, as defined in the Equitable Class Notice, and all claims, counterclaims and crossclaims of any nature whatsoever by (or against) any settling defendant against (or by) any other party to this action are STAYED pending the Court's consideration of the fairness of the Equitable Settlement at the Final Fairness Hearing.

         23. The Court retains jurisdiction of this action, including the right to consider all further applications arising out of, or connected with the Equitable Settlement.

         24. If the Equitable Settlement is terminated, such termination shall have no impact on the Monetary Settlement. If the entire Settlement is terminated for any reason whatsoever, the Order on Motion for Notice Settlement Hearing, and Preliminary Approval of Monetary Class Action Settlement will control the obligations and rights of the Parties to the Stipulation. Further, if the Settlement in its entirety is terminated all negotiations concerning it shall not be used or referred to for any purpose whatsoever.

         DONE AND ORDERED this 29th day of June, 1999.


                                            /s/ WILLIAM E. CASSADY
                                            --------------------------
                                            WILLIAM E. CASSADY
                                            UNITED STATES MAGISTRATE JUDGE






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